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2018 Proxy Statement
Notice of Annual Meeting of Shareowners

Wednesday, April 25, 2018
8:30 a.m., local time
World of Coca-Cola
Atlanta, Georgia

THE COCA-COLA COMPANY

NYSE: KO

# AT A GLANCE

**132** YEARS OF REFRESHING CONSUMERS

PRODUCTS SOLD IN 200+ COUNTRIES

**500+** BEVERAGE BRANDS

**1.9+ BILLION** DAILY SERVINGS

## OUR BUSINESS

**$35.4B**
NET OPERATING REVENUES
(2017, AS REPORTED)

**$195.4B**
MARKET CAPITALIZATION
(AS OF 12/31/2017)

## THE POWER OF OUR PEOPLE

**700K+**
SYSTEM ASSOCIATES WORLDWIDE

**WE'RE EMPOWERING.**
5MM WOMEN TO BE EMPOWERED BY 2020

**WE'RE DIVERSE.**

HUMAN RIGHTS CAMPAIGN

BLACK ENTERPRISE 2017

## CONSUMER-CENTRIC PORTFOLIO

**~4,100**
PRODUCTS WORLDWIDE

**#1** WORLDWIDE IN VALUE

SPARKLING SOFT DRINKS

JUICE, DAIRY & PLANT

WATER, ENHANCED WATER & SPORTS DRINKS

READY-TO-DRINK TEA & COFFEE

Our portfolio includes these billion-dollar brands

Coca-Cola, POWERADE, 綾鷹, AQUARIUS, いろはす I LOHAS, Schweppes, DASANI, 冰露, vitaminwater, Sprite, Simply Beverages, del Valle, Coca-Cola zero, GEORGIA, Diet Coke, Minute Maid, Minute Maid Pulpy, Fanta, GOLD PEAK TEA, FUZE tea, smartwater

## OUR SYSTEM

**~250** BOTTLING PARTNERS
**~900** PLANTS

**27MM**
RETAIL CUSTOMER OUTLETS

* Non-GAAP. See Annex C for reconciliation to GAAP.

FOR MORE INFORMATION VISIT: WWW.COCA-COLACOMPANY.COM

AT A GLANCE REFRESHING CONSUMERS PRODUCTS SOLD IN 200+ COUNTRIES BEVERAGE BRANDS DAILY SERVINGS NYSE: KO OUR BUSINESS $35.4B NET OPERATING REVENUES (2017, AS REPORTED) $8.3B RETURNED TO SHAREOWNERS* IN DIVIDENDS AND NET SHARE REPURCHASES IN 2017 $195.4B MARKET CAPITALIZATION (AS OF 12/31/2017) 56 YEARS OF CONSECUTIVE ANNUAL DIVIDEND INCREASES (AS OF FEBRUARY 2018) THE POWER OF OUR PEOPLE 700K+ SYSTEM ASSOCIATES WORLDWIDE WE'RE EMPOWERING. WE'RE DIVERSE. 5MM WOMEN TO BE EMPOWERED BY 2020 100% RATING ON THE HUMAN RIGHTS CAMPAIGN'S CORPORATE EQUALITY INDEX (12 YEARS IN A ROW) LISTED AS ONE OF THE TOP 50 COMPANIES FOR DIVERSITY BY BLACK ENTERPRISE MAGAZINE CONSUMER-CENTRIC PORTFOLIO ~4 ,1 0 0 PRODUCTS WORLDWIDE SPARKLING SOFT DRINKS JUICE, DAIRY & PLANT WATER, ENHANCED WATER & SPORTS DRINKS READY-TO-DRINK TEA & COFFEE Our portfolio includes these billion-dollar brands OUR SYSTEM ~250BOTTLING PARTNERS ~900PLANTS RETAIL CUSTOMER OUTLETS 27MM INVESTED $110B+ TOGETHER WITH GLOBAL BOTTLING PARTNERS SINCE 2010 The fairlife® brand is owned by fairlife, LLC, our joint venture with Select Milk Producers, Inc., and fairlife's products are distributed by our Company and certain of our bottling partners. * Non-GAAP. See Annex C for reconciliation to GAAP. FOR MORE INFORMATION VISIT: WWW.COCA-COLACOMPANY.COM

TABLE OF CONTENTS

LETTER TO SHAREOWNERS FROM OUR BOARD OF DIRECTORS	2
Q&A WITH OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER	4
NOTICE OF 2018 ANNUAL MEETING OF SHAREOWNERS	6
PROXY SUMMARY	7
Roadmap of Voting Matters	7
Director Nominees	8
2017 Performance at a Glance	9
Key Linkages Between Pay and Performance	10
Compensation Program Enhancements for 2018	10
2017 Compensation	11
Questions and Answers	12
Learn More About Our Company	12
PROXY STATEMENT	13
GOVERNANCE	14
ITEM 1 - Election of Directors	15
Board and Committee Governance	27
Additional Governance Matters	33
Director Compensation	35
Director Independence and Related Person Transactions	38
SHARE OWNERSHIP	42
Ownership of Equity Securities of the Company	42
Section 16(a) Beneficial Ownership Reporting Compliance	44
COMPENSATION	45
ITEM 2 - Advisory Vote to Approve Executive Compensation	45
Compensation Discussion and Analysis	46
Report of the Compensation Committee	64
Compensation Committee Interlocks and Insider Participation	64
Compensation Tables	65
Payments on Termination or Change in Control	76
Equity Compensation Plan Information	82
Pay Ratio Disclosure	83
AUDIT MATTERS	84
Report of the Audit Committee	84
ITEM 3 - Ratification of the Appointment of Ernst & Young LLP as Independent Auditors	86
ANNEXES
ANNEX A - Questions and Answers	89
Proxy Materials and Voting Information	89
Meeting Information	93
Company Documents, Communications, Shareowner Proposals and Director Nominees	96
ANNEX B - Summary of Plans	98
ANNEX C - Reconciliation of GAAP and Non-GAAP Financial Measures	101

2018 Proxy Statement	1

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LETTER TO SHAREOWNERS
FROM OUR BOARD OF DIRECTORS

“As we go about our duties as Directors of this Company,
we remain fully accountable to you, the shareowners.”

Dear Fellow Shareowner:

We first want to thank you for your investment in The Coca-Cola Company and also for the confidence you put in this Board to oversee your interests in this business.

Last year in this letter, we talked about key developments around the critical refocusing of the Company’s core business model. Our Board remains highly engaged in this important work to reorganize our business and we, along with management, are optimistic about the future.

Our Board will continue to take seriously our role in the oversight of the long-term business strategy, which is the best path to enable our goal of long-term value creation for you, the shareowners.

2017 was a pivotal year for the Company, and significant milestones were achieved. The Company, along with its bottling partners, completed the bottler refranchising process in the U.S. and China. This was an important accomplishment, and the Coca-Cola system is now better

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positioned than ever to create growth. The Board also stewarded a successful leadership succession plan with the transition to our new CEO, James Quincey, who is executing his vision as we continue to evolve to a total beverage company.

We are pleased to report that the Compensation Committee of the Board has overseen a comprehensive review of our compensation strategy and programs. We fully appreciate that the Company’s incentive and reward programs are integral to achieving our success. As we’ve refocused our business model, we have evolved our compensation strategy to better align our compensation programs with our growth strategy. We encourage you to review details of the design, which is discussed in the Message from the Compensation Committee beginning on page 46.

We also know that refreshing the Board is a priority for our shareowners. It has been a priority for this Board as well. We seek to ensure that the Board is comprised of high-integrity, highly capable Directors who are equipped to oversee the success of the business and effectively represent the interests of shareowners. We believe this is a well-functioning Board, and it will continue to evolve, as it has done over the last several years.

This year, we have nominated for election at the upcoming meeting two new Director candidates: Caroline Tsay and Christopher Davis. Caroline is CEO of Compute Software, Inc. and Christopher is Chairman of Davis Selected Advisers–NY, Inc. The nominations of Caroline and Christopher are in accordance with our ongoing and long-term succession planning for the Board.

We encourage you to review the qualifications, skills and experience of all of the Director nominees beginning on page 18.

Finally, please know that as we go about our duties as Directors of this Company, we remain fully accountable to you, the shareowners. Ultimately, we believe that accountability to shareowners is integral to our success.

In that spirit, for many years we have conducted a robust engagement program throughout the year, listening to shareowners and considering these viewpoints as we make decisions in the boardroom.

As always, thank you for the confidence that you have placed in us.

March 8, 2018

Herbert A. Allen	Ronald W. Allen	Marc Bolland	Ana Botín	Richard M. Daley	Barry Diller	Helene D. Gayle

Alexis M. Herman	Muhtar Kent	Robert A. Kotick	Maria Elena Lagomasino	Sam Nunn	James Quincey	David B. Weinberg

Caroline J. Tsay and Christopher C. Davis (not pictured) have each been nominated for election as a Director at the 2018 Annual Meeting.

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Q&A WITH OUR PRESIDENT AND
CHIEF EXECUTIVE OFFICER

“We offer beverages for life’s
everyday moments. Together
with our bottling partners, we’re
focusing on people’s evolving tastes
and preferences by giving them
more of the drinks they want.”

James Quincey

President and Chief Executive Officer
The Coca-Cola Company

How would you rate The Coca-Cola Company’s performance in 2017?

I was pleased with our accomplishments and results in 2017. We made significant changes and continued to transform to a total beverage company. We continued to gain global value share, and we achieved or exceeded the guidance we gave at the beginning of the year. We saw solid growth in developed markets, particularly in Europe and North America. Our China business built momentum in 2017, even as we restructured our bottling system there. Other emerging markets were more challenging, especially in the first half of the year, but we saw improvement in key markets like India, Argentina and Brazil as we moved into the second half. We also expanded our consumer-centric product portfolio, as we brought to market more than 500 new products. We entered the fast-growing U.S. ready-to-drink coffee category and had a successful global roll-out of Coke Zero Sugar in 20 markets. We also continued strategic actions to re-energize our system for future growth. Over the last few years, we have been returning ownership of our Company-owned bottling operations to independent companies around the world. In 2017, we achieved major milestones, as we completed these efforts in the U.S. and China. I am proud that we accomplished this growth while driving significant change at the Company. We implemented a new operating model designed to enable an accountable, performance-driven growth culture that we believe will result in greater returns for our shareowners. This included making significant changes to our leadership team, corporate structure, incentive metrics and compensation philosophy. We also implemented new digital platforms to support our leaner operating environment and improve the employee experience. Ultimately, all of these strategic and tactical changes mean something very important. We assertively shifted our culture – the way we operate, the way we look at growth opportunities and the way we engage with our bottling system. I am excited about 2018. We know we have more work to do, but we are encouraged that 2018 will be even stronger.

Can you talk about the concept of Beverages for Life and the new direction in which you are taking the Company?

Beverages for Life reflects how we’re continuing to grow as a total beverage company. We offer beverages for life’s everyday moments. Together with our bottling partners, we’re focusing on people’s evolving tastes and preferences by giving them more of the drinks they want. That’s how we will become a larger part of the eight beverages a day people drink. It takes the right leadership and culture to make this kind of change work, and we have the right team in place to be successful.

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As the new CEO, what is the type of culture you are trying to create at The Coca-Cola Company?

A culture where smart, curious people have the trust and tools they need to take informed risks and grow our business more quickly. It’s as simple as that. That means being more nimble, learning from mistakes and adapting as we go.

There are four behaviors we’re embedding across the Company to help adopt this growth mindset: (1) being curious about our consumers, customers and the outside world; (2) being inclusive – bringing in diverse ideas from inside and outside the Company; (3) ensuring our associates feel empowered and are proactive in putting good ideas into action; and (4) working faster, being more experimental and less afraid to fail through iterative versions 1.0, 2.0 and 3.0. We set the tone at the executive leadership team level and expect everyone at every level to contribute. For example, we must be willing to take a “progress over perfection” mindset as we pilot new things, be willing to learn from our mistakes and pivot as necessary. As leaders, it’s up to us to model this behavior with our teams every day.

We’re also committed to a workplace where all employees are respected and feel supported, which will help all of us be successful. Treating people with respect continues to be at the core of our values and standards. We do not tolerate workplace discrimination or harassment at our Company.

As a relatively new member of the Board, do you feel confident that the Board is composed of the right Directors with the right skill sets to effectively represent the Company’s interests?

I know that keeping the Board refreshed is a priority for our shareowners. I was elected to the Board nearly a year ago and have already seen the Board demonstrate a commitment to cultivating a highly capable and diverse group of Directors. Our Board has evolved very positively over the last few years on key shareowner issues, and I am confident that under Muhtar’s and Sam’s leadership, our Directors will continue to be well-equipped to represent the interests of our shareowners.

The Company talks about creating value for the communities where it does business. How can the Company make a difference through its sustainability initiatives?

This is a very important topic to me personally. I believe our social license to operate is a privilege, not a right. Today’s consumers care about social and environmental impacts, and many are willing to spend more on products and services from companies that are committed to making a positive impact. These same consumers expect us to be responsible corporate citizens that positively impact their local communities.

Yes, we must grow. But we must grow with conscience.

Everywhere we operate, we do so at the pleasure of the communities we serve. We will always strive to create a positive impact and provide meaningful solutions. We understand that our social license to operate must be earned day in and day out. Sustainability is essential for our planet, our communities, our business and, ultimately, our shareowners.

Investor interest in sustainability continues to increase. A new generation of investors is putting money to work with purpose and in ways that make a difference. As we talk to our investors, many say they want to see clear links between sustainability and our overall business strategy. We have a good story to tell and have made the business case for sustainability.

You’ve seen this with our water replenishment initiative, and you’re starting to see it with our new global packaging vision, World Without Waste, where our goal is to help collect and recycle a bottle or can for every one we sell by 2030.

Finally, what is your favorite Company beverage?

One reason I love the idea of Beverages for Life is that I am, personally, a great example as a consumer. I drink juice in the morning – Simply if I’m in the U.S., innocent if I’m back in the UK, or Del Valle if I’m visiting Mexico. I drink smartwater throughout the day, and I have been drinking Coke Zero Sugar daily for a long time.

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NOTICE OF 2018

ANNUAL MEETING OF SHAREOWNERS

When: Wednesday, April 25, 2018, 8:30 a.m., local time

Where: World of Coca-Cola, 121 Baker Street NW, Atlanta, Georgia 30313

We are pleased to invite you to join our Board of Directors and senior leadership at The Coca-Cola Company’s 2018 Annual Meeting of Shareowners.

Items of Business:

1.	To elect the 16 Director nominees identified in the accompanying proxy statement to serve until the 2019 Annual Meeting of Shareowners. (Item 1)

2.	To hold an advisory vote to approve executive compensation. (Item 2)

3.	To ratify the appointment of Ernst & Young LLP as Independent Auditors of the Company to serve for the 2018 fiscal year. (Item 3)

4.	To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

Record Date:

The Board of Directors set February 26, 2018 as the record date for the meeting. This means that our shareowners as of the close of business on that date are entitled to receive this notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting. On the record date, there were 4,264,499,492 shares of common stock of The Coca-Cola Company (the “Company”) issued and outstanding and entitled to vote at the meeting.

Important Meeting Information:

If you plan to attend the 2018 Annual Meeting in person, you must register in advance. See question 23 on page 94 for information about the location, format and how to register to attend the meeting.

We will provide free admission to World of Coca-Cola to Annual Meeting attendees and other shareowners on April 25, 2018 (after the conclusion of the Annual Meeting). See question 28 on page 95 for how to gain admission.

Audiocast of the 2018 Annual Meeting:

If you are unable to attend the meeting in person, you can listen to a live audiocast of the meeting by visiting the 2018 Annual Meeting page of the Company’s website, at www.coca-colacompany.com/investors/annual-meeting-of-shareowners. On the website, you can also vote through the Internet, access the proxy materials, submit questions in advance and learn more about our Company.

March 8, 2018

By Order of the Board of Directors

Jennifer D. Manning

Associate General Counsel and Secretary

Voting Information

It is very important that you vote in order to play a part in the future of the Company. Please carefully review the proxy materials for the 2018 Annual Meeting of Shareowners and follow the instructions below to cast your vote on all of the voting matters.

How to Vote: Please vote using one of the following advance voting methods. Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

SHAREOWNERS OF RECORD	BENEFICIAL OWNERS
(shares registered on the books of	(shares held through your
the Company via Computershare)	bank or brokerage account)

Via the Internet	Via the Internet
Visit	Visit
www.envisionreports.com/coca-cola	www.proxyvote.com

Scan this QR code	Scan this QR code
to vote with your mobile device	to vote with your mobile device

By phone	By phone
Call 1-800-652-VOTE	Call 1-800-454-8683
or the telephone number	or the telephone number
on your proxy card	on your voting instruction form

By mail	By mail
Sign, date and return	Sign, date and return
your proxy card	your voting instruction form

Not all beneficial owners may vote at the web address and phone number provided above. If your control number is not recognized, please refer to your voting instruction form for specific voting instructions.

All shareowners of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 10 on page 91.

Electronic Shareowner Document Delivery

Instead of receiving Notice of the Annual Meeting or future proxy materials by mail, shareowners of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents and also will give you an electronic link to the proxy voting site. In addition, the Company has a tree planted on behalf of each shareowner that signs up for electronic delivery. Since we began offering electronic delivery in 2005, over 380,000 trees have been planted on behalf of Company shareowners.

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PROXY SUMMARY

This summary highlights information contained in the Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding the Company’s 2017 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

ROADMAP OF VOTING MATTERS

Shareowners are being asked to vote on the following matters at the 2018 Annual Meeting of Shareowners:

Our Board’s Recommendation
ITEM 1. Election of Directors (page 15)

The Board and the Committee on Directors and Corporate Governance believe that the 16 Director nominees possess the necessary qualifications and experiences to provide quality advice and counsel to the Company’s management and effectively oversee the business and the long-term interests of shareowners.

FOR each Director Nominee
ITEM 2. Advisory Vote to Approve Executive Compensation (page 45)

The Company seeks a non-binding advisory vote to approve the compensation of its Named Executive Officers as described in the Compensation Discussion and Analysis beginning on page 46 and the Compensation Tables beginning on page 65. The Board values shareowners’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

FOR
ITEM 3. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors (page 86)

The Audit Committee and the Board believe that the retention of Ernst & Young LLP to serve as the Independent Auditors for the fiscal year ending December 31, 2018 is in the best interests of the Company and its shareowners. As a matter of good corporate governance, shareowners are being asked to ratify the Audit Committee’s selection of the Independent Auditors.

FOR

We are committed to good corporate governance, which promotes the long-term interests of shareowners, strengthens Board and management accountability and helps build public trust in the Company. The Governance section beginning on page 14 describes our governance framework, which includes the following highlights:

GOVERNANCE HIGHLIGHTS

Board Practices	Shareowner Matters
13 of 16 Director nominees independent	Long-standing active shareowner engagement
Commitment to Board refreshment (12 new Directors nominated since 2009)	Annual “say on pay” advisory vote Adopted a proxy access right Shareowner right to call special meetings
Robust Director nominee selection process
Regular Board, committee and Director evaluations
Annual election of Directors with majority voting standard	Other Best Practices

  Lead Independent Director, elected by the independent Directors

  Independent Audit, Compensation and Directors/Governance Committees

  Regular executive sessions of non-employee Directors

  Strategy and risk oversight by full Board and committees

Long-standing commitment toward sustainability Transparent public policy engagement Stock ownership guidelines for executives Anti-hedging, anti-short sale and anti-pledging policies

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DIRECTOR NOMINEES

SNAPSHOT OF 2018 DIRECTOR NOMINEES

All Director nominees exhibit:

High integrity	A commitment to sustainability and social issues	A proven record of success

An appreciation of multiple cultures	Innovative thinking	Knowledge of corporate governance requirements and practices

Our Director nominees exhibit an effective mix of skills, experience, diversity and fresh perspective

High integrity An appreciation of multiple cultures A commitment to sustainability and social issues Innovative thinking A proven record of success Knowledge of corporate governance requirements and practices Our Director nominees exhibit an effective mix of skills, experience, diversity and fresh perspective 31% 0-2 years 19% 3-5 years 25% 6-10 years 25% Average Tenure 9.9 years Average Age 64.6 years Gender Diversity 31% women High Level of Financial Experience Diversity Innovation/Technology Experience Relevant Senior Leadership/Chief Executive Officer Experience Extensive Knowledge of the Company's Business and/or Industry Governmental or Geopolitical Expertise Broad International Exposure/Emerging Market Experience Marketing Experience Risk Oversight/Management Expertise

Name	Age	Director Since	Primary Occupation	Committee Memberships[1]							Other Boards[2]
				A	C	DCG	E	F	MD	PIDR
Herbert A. Allen	78	1982	President, Chief Executive Officer and Director, Allen & Company Incorporated								0
Ronald W. Allen*	76	1991	Former Chairman of the Board, President and Chief Executive Officer, Aaron’s Inc.								2
Marc Bolland*	58	2015	Head of European Portfolio Operations, Blackstone Group L.P.								2
Ana Botín*	57	2013	Executive Chair, Banco Santander, S.A.								2
Richard M. Daley*	75	2011	Executive Chairman, Tur Partners LLC; Of Counsel, Katten Muchin Rosenman LLP								0
Christopher C. Davis*	52	Nominee	Chairman, Davis Selected Advisers–NY, Inc.		[3]						4
Barry Diller*	76	2002	Chairman of the Board and Senior Executive, IAC/InterActiveCorp and Expedia, Inc.								2
Helene D. Gayle*	62	2013	Chief Executive Officer, The Chicago Community Trust								1
Alexis M. Herman*	70	2007	Chair and Chief Executive Officer, New Ventures LLC								3
Muhtar Kent	65	2008	Chairman of the Board, The Coca-Cola Company								1
Robert A. Kotick*	55	2012	Chief Executive Officer and Director, Activision Blizzard, Inc.								1
Maria Elena Lagomasino*	68	2008	Chief Executive Officer and Managing Partner, WE Family Offices								1
Sam Nunn*	79	1997	Co-Chairman, Nuclear Threat Initiative								0
James Quincey	53	2017	President and Chief Executive Officer, The Coca-Cola Company								0
Caroline J. Tsay*	36	Nominee	Chief Executive Officer, Compute Software, Inc.	[4]							2
David B. Weinberg*	66	2015	Chairman and Chief Executive Officer, Judd Enterprises, Inc.								0
* Independent Director	Chair	Member
1

A = Audit Committee; C = Compensation Committee; DCG = Committee on Directors and Corporate Governance; E = Executive Committee; F = Finance Committee; MD = Management Development Committee; PIDR = Public Issues and Diversity Review Committee

2

Other public company boards. For Mr. Davis, includes investment company directorships in Selected Funds, Davis Funds and Clipper Funds Trust, three fund complexes which are advised by Davis Selected Advisers, L.P. and other entities controlled by Davis Selected Advisers, L.P.

3

Mr. Davis will be appointed to the Compensation Committee if elected.

4

Ms. Tsay will be appointed to the Audit Committee if elected.

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2017 PERFORMANCE AT A GLANCE

In 2017, we began transforming the culture of the organization to be more nimble and entrepreneurial. We made significant progress on our five strategic initiatives: accelerating growth of a leading consumer-centric brand portfolio; driving revenue growth; strengthening our system’s value creation advantage; digitizing the enterprise; and unlocking the power of our people.

2017 ACHIEVEMENTS

Executed leadership succession plan and transitioned to a new CEO

Implemented new operating model to support faster growth and empower field operations to act with more speed and independence

Refined and simplified our incentive metrics for 2018 to better align with our growth performance and shareowner value creation while providing a better line of sight for employees into what they can affect

Introduced 500+ new products into the market worldwide, including the successful global roll-out of Coke Zero Sugar in 20 markets

Entered the fast-growing U.S. ready-to-drink coffee category in February 2017 and gained value share for the full year

Diversified our growing portfolio through strategic investments, including Topo Chico, a sparkling water brand in the U.S., and AdeS, a plant-based beverage brand in Latin America

Continued focus on driving revenue growth, led by North America, which grew net operating revenues by 4%

Expanded our operating margin driven by productivity initiatives and refranchising

Announced incremental $800 million in productivity savings through 2019

Completed the refranchising of Company-owned bottling operations in the U.S. and China

Operating Results

VALUE SHARE		REVENUE	(15)% Reported Net Operating Revenues	+3% Organic Revenues (Non-GAAP)
UNIT CASE VOLUME	0%	PROFIT	(17)% Reported Income from Continuing Operations Before Income Taxes	+9% Comparable Currency Neutral Income from Continuing Operations Before Income Taxes (Structurally Adjusted) (Non-GAAP)

Note: Organic revenues is a non-GAAP financial measure that excludes or has otherwise been adjusted for the impact of acquisitions, divestitures and structural items, as applicable, as well as the impact of changes in foreign currency exchange rates. Comparable currency neutral income from continuing operations before income taxes (structurally adjusted) is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability, the impact of changes in foreign currency exchange rates, and the impact of structural changes. See Annex C for a reconciliation of non-GAAP financial measures to our results as reported under accounting principles generally accepted in the U.S. (“GAAP”).

Return to Shareowners

Return to Shareowners TOTAL SHAREOWNER RETURN1 103% 10 yr 2008-2017 48% 5 yr 2013-2017 20% 3 yr 2015-2017 14% 1 yr 2017 Comparison of Five-Year Cumulative Total Shareowner Return3 In $ 50 100 150 200 250 $148 $208 $168 12/2012 12/2013 12/2014 12/2015 12/2016 12/2017 The Coca-Cola Company (KO) Comparator Group S&P 500 Index in Net Share Repurchases in Dividends 2017 $6.3B $8.3 billion RETURNED TO SHAREOWNERS $2.0B2

1

Cumulative stock price appreciation plus dividends, with dividends reinvested quarterly.

2

Net share repurchases is a non-GAAP financial measure that reflects the net amount of purchases of stock for treasury after considering proceeds from the issuances of stock, the net change in stock issuance receivables (related to employee stock options exercised but not settled prior to the end of the year) and the net change in treasury stock payables (for treasury shares repurchased but not settled prior to the end of the year). See Annex C for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

3

Source: FactSet Research Systems Inc. This chart shows how a $100 investment in the Company’s Common Stock on December 31, 2012, would have grown to $148 on December 31, 2017, with dividends reinvested quarterly. The chart also compares the total shareowner return on the Company’s Common Stock to the same investment in the S&P 500 Index and the Company’s 2017 compensation comparator group (see page 61) over the same period, with dividends reinvested quarterly. Includes the Company’s 2017 compensation comparator group for the five-year period whether or not a company was included in the group for the entire period. For foreign companies included in the comparator group, market value has been converted to U.S. dollars and excludes the impact of currency. Market returns are weighted by relative market capitalization and are adjusted for spin-offs and special dividends.

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KEY LINKAGES BETWEEN PAY AND PERFORMANCE

In the context of our compensation programs, we assess Company performance in two primary ways:

1.

the Company’s operating performance, including results against long-term growth targets; and

2.

return to shareowners over time, both on an absolute basis and relative to other companies.

In addition to Company performance, we evaluate individual performance when making compensation decisions.

Our compensation plans are designed to link pay and performance. As reflected above, 2017 was a pivotal year for the Company as we executed our leadership succession plan and transitioned to a new Chief Executive Officer, made progress on transforming the culture of our organization and announced changes to our talent and compensation philosophy. As we continued to evolve into a total beverage company, the Company achieved or exceeded its full-year guidance and accomplished major milestones in strengthening the system and returning to a capital-light organization, including a fully refranchised bottling system in the U.S.

When evaluating pay reported in the 2017 Summary Compensation Table against Company performance, it is important to consider the timing of compensation decisions and which performance period informs each of the annual and long-term incentive awards. For instance:

✹

annual incentive awards reported for 2017 were decided in February 2018 and reflect Company and individual performance in 2017 (see page 56); and

✹

long-term incentive awards reported for 2017 were granted in February 2017 and reflect Company and individual performance in 2016 (see page 57).

The following highlights linkages between pay and Company performance over the last four years:

Annual Incentives Driven by Company Performance in a Single Year Performance Share Units Reflect Company Performance Over a Three-Year Period Performance Share Unit (PSU) Payouts Linked to Key Metrics over Three-Year Performance Period Last Four PSU Performance Periods* Certified: 2 Below Threshold 2 Above Target * 2012-2014, 2013-2015, 2014-2016 and 2015-2017. See page 58 for metrics, targets and status of outstanding annual PSU programs. Annual Incentive Payouts* Linked to Key Metrics for Performance Year** 2014 2015 2016 2017 80% 111% 84% 66% * Does not include individual performance amounts (see page 56). ** See page 56 for 2017 metrics, targets and results. Metrics, targets and results for the 2016, 2015 and 2014 annual incentives can be found in the 2017, 2016 and 2015 proxy statements, respectively, previously filed with the Securities and Exchange Commission.

COMPENSATION PROGRAM ENHANCEMENTS FOR 2018

We continue to make important enhancements to our compensation programs to continue to strengthen the link between compensation and the Company’s growth and talent strategies as well as the long-term interests of our shareowners. Over the last year, the Company focused on designing refreshed compensation programs for 2018 and thereafter. We:

✹

Revised the annual incentive plan so that a percentage of all participants’ awards will be based on total Company results.

✹

Refined performance metrics for the annual incentive plan to better align with our growth strategy, focusing on net operating revenue and operating income and no longer including unit case volume.

✹

Retained the relative total shareowner return modifier to performance-based equity compensation awards for executives to further tie awards to long-term shareowner value.

✹

Refined performance metrics for performance-based equity compensation, focusing on net operating revenue, earnings per share and free cash flow.

✹

Reduced the maximum payout for the executive annual incentive plan from 250% to 200% for 2018 and thereafter.

✹

Introduced scorecards for our most senior leaders that identify the categories on which they will be assessed.

✹

Added minimum threshold amounts to performance metrics that must be achieved in order for an executive to receive a payout from the annual incentive plan.

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2017 COMPENSATION

Set forth below is the 2017 compensation for each Named Executive Officer as determined under Securities and Exchange Commission (“SEC”) rules. See the 2017 Summary Compensation Table and the accompanying notes to the table beginning on page 65 for more information.

In order to show the effect that the year-over-year change in pension value had on total compensation, as determined under applicable SEC rules, we have included an additional column to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation.

Name and Principal Position	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings[1] ($)	All Other Compensation ($)	Total ($)	Total Without Change in Pension Value[2] ($)
Muhtar Kent[3] Chairman of the Board and Former Chief Executive Officer	$ 1,200,000	$ 6,813,726	$ 1,920,772	$ 1,800,000	$ 2,368,071	$ 689,870	$ 14,792,439	$ 12,424,368
James Quincey[4] President and Chief Executive Officer	1,177,167	4,769,612	1,344,540	2,368,493	392,126	530,292	10,582,230	10,190,104
Kathy N. Waller[5] Executive Vice President, Chief Financial Officer and President, Enabling Services	818,287	2,205,955	621,851	956,250	1,760,981	81,162	6,444,486	4,683,505
Marcos de Quinto[6] Former Executive Vice President and Chief Marketing Officer	784,088	2,416,038	681,074	573,566	504,246	1,629,411	6,588,423	6,084,177
J. Alexander M. Douglas, Jr.[7] Executive Vice President and President, Coca-Cola North America	723,445	1,873,768	528,214	723,445	845,431	79,997	4,774,300	3,928,869
Irial Finan[8] Executive Vice President and President, Bottling Investments Group	914,769	2,697,124	760,303	1,097,723	463,763	84,819	6,018,501	5,554,738
Brian J. Smith President, Europe, Middle East and Africa Group	650,000	1,873,768	528,214	731,250	445,128	153,550	4,381,910	3,936,782
1

Pension values may fluctuate significantly from year to year depending on a number of factors, including age, years of service, average annual earnings and the assumptions used to determine the present value, such as the discount rate. For 2017, the discount rate assumption used to determine the actuarial present value of accumulated pension benefits, as required by SEC rules, was lower than in 2016. For Mr. Kent, this lower discount rate assumption was a significant reason for the increase in pension value.

2

Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column (but including the nonqualified deferred compensation earnings reported in that column, if any).

3

In addition to serving as Chairman of the Board, Mr. Kent served as Chief Executive Officer through April 30, 2017.

4

Mr. Quincey served as President and Chief Operating Officer through April 30, 2017. Mr. Quincey succeeded Mr. Kent as Chief Executive Officer effective May 1, 2017.

5

In addition to serving as Executive Vice President and Chief Financial Officer, Ms. Waller assumed the role of President, Enabling Services effective May 1, 2017.

6

Mr. de Quinto will be retiring from the Company on August 31, 2018. Mr. de Quinto served as Executive Vice President and Chief Marketing Officer through April 30, 2017, when he transitioned to Senior Creative Advisor.

7

Mr. Douglas retired from the Company on March 1, 2018.

8

Mr. Finan will be retiring from the Company on March 31, 2018.

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QUESTIONS AND ANSWERS

Please see Questions and Answers in Annex A beginning on page 89 for important information about the proxy materials, voting, the 2018 Annual Meeting, Company documents, communications and the deadlines to submit shareowner proposals and Director nominees for the 2019 Annual Meeting of Shareowners. Additional questions may be directed to Shareowner Services at (404) 676-2777 or shareownerservices@coca-cola.com.

LEARN MORE ABOUT OUR COMPANY

You can learn more about the Company by visiting our website, www.coca-colacompany.com. Please also visit our 2018 Annual Meeting website, www.coca-colacompany.com/investors/annual-meeting-of-shareowners, to easily access the Company’s interactive proxy materials, vote through the Internet, submit questions in advance of the 2018 Annual Meeting of Shareowners, register to attend the 2018 Annual Meeting, access the live audiocast of the meeting and learn more about free admission to World of Coca-Cola on April 25, 2018.

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ONE COCA-COLA PLAZA
ATLANTA, GEORGIA 30313

MARCH 8, 2018

PROXY STATEMENT

The Board of Directors (the “Board”) of The Coca-Cola Company (the “Company”) is furnishing you this Proxy Statement to solicit proxies on its behalf to be voted at the 2018 Annual Meeting of Shareowners of The Coca-Cola Company. The meeting will be held at World of Coca-Cola, 121 Baker Street NW, Atlanta, Georgia 30313 on April 25, 2018, at 8:30 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

The mailing address of our principal executive office is The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301. We are first furnishing the proxy materials to shareowners on March 8, 2018.

All properly executed written proxies and all properly completed proxies submitted by telephone or Internet that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of shares of common stock of the Company (“Common Stock”) as of the close of business on February 26, 2018, the record date, are entitled to notice of, and to vote at, the meeting or at any adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Common Stock held by such shareowner. On February 26, 2018, there were 4,264,499,492 shares of Common Stock issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON APRIL 25, 2018.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2017 are available at www.edocumentview.com/coca-cola.

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GOVERNANCE

Message from Sam Nunn, Lead Independent Director

During this time of change and transition for our Company, I am grateful for the trust you place in me as your Lead Independent Director. Now in my fourth year, I continue to be pleased with what this Board is accomplishing in working with management toward the common goal of long-term value creation for our shareowners. I would like to share some of the steps your Board has undertaken in the past year.

“I continue to be pleased with what
this Board is accomplishing in
working with management toward
the common goal of long-term value
creation for our shareowners.”

In our ongoing role overseeing the Company’s long-term business strategy, our Board continued giving overall guidance for the Company’s business transformation to a total beverage company.

For our Board, the most important part of the business transformation is ensuring an orderly and seamless management succession. In December 2016, we announced our intention to have James Quincey succeed Muhtar Kent as CEO. This change took place on May 1, 2017. The Board’s confidence in James as the Company’s long-term leader has been continually reinforced, as has our confidence in the very capable management team James has put in place.

We continue to believe that in order to do our jobs effectively as Directors, we must understand what our shareowners think. Through our year-round shareowner engagement program, we spend a great deal of time discussing the feedback received from shareowners about an array of issues. Over the years our Board has maintained a commitment to good governance practices, and we have made significant progress against key benchmarks that our investors have indicated are important to them. Some of these include the annual “say on pay” advisory vote; a robust director evaluation process; a proxy access right; a shareowner right to call special meetings and a long-standing commitment and focus on sustainability tied to our business strategy.

Perhaps one of the most important governance exercises we undertake is ensuring that this Board is comprised of high-integrity, highly capable Directors, equipped to oversee the business and represent the interests of shareowners. We are proud of our Board. We are a well-functioning group of Directors who possess the right mix of perspectives, skills and experiences to work closely with management to help this business succeed. We are pleased to nominate two outstanding new Director candidates for election at the upcoming April meeting: Caroline Tsay and Christopher Davis.

As we think about Board composition, the factors and variables we consider are many. We have had a particular focus on gender diversity. Women make up 31% of our Board nominees, and two women are chairs of two important committees. Muhtar, the rest of the Board and I are committed to continuing to increase these numbers.

Finally, we assure you, our shareowners, that we will continue to seek feedback and make every effort to effectively represent your interests. Our goal is to give shareowners a better line of sight into the boardroom and input into the decisions we make.

Thank you for your support and for your interest and investment in this Company.

Sam Nunn

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ITEM 1 -

ELECTION OF DIRECTORS

✹

What am I voting on?

Shareowners are being asked to elect 16 Director nominees for a one-year term.

✹

Voting recommendation:

FOR the election of each Director nominee. The Board and the Committee on Directors and Corporate Governance believe the 16 Director nominees possess the necessary qualifications and experiences to provide quality advice and counsel to the Company’s management and effectively oversee the business and the long-term interests of shareowners.

Board Composition and Refreshment

Ensuring the Board is composed of Directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of shareowners, is a top priority of the Board and the Committee on Directors and Corporate Governance. The Board and the Committee on Directors and Corporate Governance believe that new perspectives and ideas are critical to a forward-looking and strategic Board as is the ability to benefit from the valuable experience and familiarity that longer-serving Directors bring.

When recommending to the Board the slate of Director nominees for election at the Annual Meeting of Shareowners, the Committee on Directors and Corporate Governance strives to maintain an appropriate balance of tenure, turnover, diversity and skills on the Board. The Committee focuses on this through an ongoing, year-round process, which includes the annual Board evaluation process described below.

Board Refreshment

Under Muhtar Kent’s leadership of the Board since 2009
Ten new Directors elected through 2017
Two new Director nominees for the 2018 Annual Meeting
Full rotation of Board committee chairs
New Lead Independent Director elected
Expanded qualifications and diversity, including the number of women Directors, represented on the Board

Board Membership Criteria

The Board and the Committee on Directors and Corporate Governance believe there are general qualifications that all Directors must exhibit and other key qualifications and experience that should be represented on the Board as a whole, but not necessarily by each individual Director.

Qualifications Required of All Directors

The Board and the Committee on Directors and Corporate Governance require that each Director be a recognized person of high integrity with a proven record of success in his or her field and have the ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company. Each Director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition, the Board conducts interviews of potential Director candidates to assess intangible qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership. Diversity is important because the Board believes that a variety of points of view contribute to a more effective decision-making process. When recommending Director nominees for election by shareowners, the Board and the Committee on Directors and Corporate Governance focus on how the experience and skill set of each Director nominee complements those of fellow Director nominees to create a balanced Board with diverse viewpoints and deep expertise.

Key Qualifications and Experience to be Represented on the Board

The Board has identified key qualifications and experience that are important to be represented on the Board as a whole, in light of the Company’s business strategy and expected future business needs. The table below summarizes how these key qualifications and experience are linked to our Company’s business.

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Linking Business Characteristics with Key Qualifications and Experience Represented on the Board

The Company’s business is multifaceted and involves complex financial transactions in many countries and in many currencies.		Marketing and innovation are core focuses of the Company’s business and the Company seeks to develop and deploy the world’s most effective marketing and innovative products and technology.

Key Qualifications and Experience		Key Qualifications and Experience

High level of financial experience	Relevant senior leadership/Chief Executive Officer experience	Marketing experience	Innovation/technology experience

The Company’s business is truly global and multicultural, with its products sold in over 200 countries around the world.		The Company’s business requires compliance with a variety of regulatory requirements across a number of countries and relationships with various governmental entities and non-governmental organizations.

Key Qualifications and Experience		Key Qualifications and Experience

Broad international exposure/emerging market experience	Diversity of race, ethnicity, gender, age, cultural background and professional experience	Governmental or geopolitical expertise

The Company’s business is a complicated global enterprise and most of the Company’s products are manufactured and sold by bottling partners around the world.		The Board’s responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.

Key Qualifications and Experience		Key Qualifications and Experience

Extensive knowledge of the Company’s business and/or industry		Risk oversight/management expertise

Board Evaluation Process

The Board recognizes that a robust and constructive evaluation process is an essential component of good corporate governance and Board effectiveness. Through this process, Directors provide feedback and assess Board, committee and Director performance, including areas where the Board believes it is functioning effectively and areas where the Board believes it can improve.

Evaluation Components – Board, Committees, Directors

Under the leadership of the Lead Independent Director, the Committee on Directors and Corporate Governance oversees the Board’s annual evaluation process focused on three components: (1) the Board, (2) Board committees and (3) individual Directors. In addition, the Committee on Directors and Corporate Governance regularly discusses Board composition and effectiveness during its committee meetings.

Evaluation Components

The Board conducts an annual self-evaluation
Each committee conducts an annual self-evaluation
Each Director evaluates the Board and the committees on which he or she serves, as well as each other Director

Multi-Step Evaluation Process

The Committee on Directors and Corporate Governance periodically reviews the format of the evaluation process, including whether to utilize a third-party facilitator, to ensure that actionable feedback is solicited on the operation and effectiveness of the Board, Board committees and Director performance. In 2017, the evaluation process included the steps described below:

Questionnaire Directors provide feedback regarding: •Board composition and structure •Meetings and materials •Board interaction with management •Effectiveness of the Board Committee Chairs Meet Committee chairs meet to provide feedback and input prior to the annual Board closed selfevaluation sessions. One-on-One Discussions with Lead Independent Director The Lead Independent Director conducts separate one-on-one sessions with each Director to review the results of the questionnaire, as well as to discuss any additional feedback or perspectives. Committee/Board Closed Sessions Each committee and the full Board conduct separate closed selfassessment sessions. The results of the questionnaire, the Lead Independent Director sessions, the committee self-assessments and other feedback are discussed by the Board. Feedback Incorporated Based on evaluation results, changes in practices or procedures are considered and implemented, as appropriate.

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Incorporation of Feedback

Our multi-step evaluation process generates robust comments and discussion at all levels of the Board, including with respect to Board composition and processes. These evaluation results have led to changes designed to increase Board effectiveness and efficiency. For example, over the last few years, enhancements have been made regarding meeting materials, the structure of the Board, committee and executive session discussions, the Board evaluation process and providing Directors with more opportunities for continuing education and to have hands-on experiences with our business, senior leaders and emerging talent around the world.

Director Nominee Selection Process

The Committee on Directors and Corporate Governance is responsible for recommending to the Board a slate of nominees for election at each Annual Meeting of Shareowners. Nominees may be suggested by Directors, members of management, shareowners or, in some cases, by a third-party firm.

The Committee on Directors and Corporate Governance considers a wide range of factors when assessing potential Director nominees. This assessment includes a review of the potential nominee’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Committee concludes are pertinent in light of the current needs of the Board. A potential nominee’s qualifications are considered to determine whether they meet the qualifications required of all Directors and the key qualifications and experience to be represented on the Board, as described above. Further, the Committee on Directors and Corporate Governance assesses how each potential nominee would impact the skills and experience represented on the Board as a whole in the context of the Board’s overall composition and the Company’s current and future needs.

Shareowner-Recommended Director Candidates

Shareowners who would like the Committee on Directors and Corporate Governance to consider their recommendations for nominees for the position of Director should submit their recommendations in writing by mail to the Committee on Directors and Corporate Governance in care of the Office of the Secretary, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301 or by e-mail to asktheboard@coca-cola.com. Recommendations by shareowners that are made in accordance with these procedures will receive the same consideration by the Committee on Directors and Corporate Governance as other suggested nominees.

Shareowner-Nominated Director Candidates

In 2015, our Board adopted a “Proxy Access for Director Nominations” bylaw after engaging with a number of our shareowners to understand their views on the desirability of proxy access and the appropriate proxy access structure for the Company. The proxy access bylaw permits a shareowner, or a group of up to 20 shareowners, owning 3% or more of the Company’s outstanding Common Stock continuously for at least three years to nominate and include in the Company’s proxy materials Director nominees constituting up to two individuals or 20% of the Board (whichever is greater), provided that the shareowner(s) and the nominee(s) satisfy the requirements specified in Article I, Section 12 of our By-Laws. See question 33 on page 97 for more information.

Annual Elections of Directors; Majority Voting Standard

Directors are elected each year, at the Annual Meeting of Shareowners, to hold office until the next annual meeting and until their successors are elected and qualified. Because term limits may cause the loss of experience and expertise important to the optimal operation of the Board, there are no limits on the number of terms a Director may serve. However, the Committee on Directors and Corporate Governance evaluates the qualifications and performance of each incumbent Director before recommending the nomination of that Director for an additional term.

In addition, pursuant to our Corporate Governance Guidelines, Directors whose job responsibilities change or who reach the age of 74 are asked to submit a letter of resignation to the Board. These letters are considered by the Board and, if applicable, annually thereafter.

Our By-Laws provide that, in an election of Directors where the number of nominees does not exceed the number of Directors to be elected, each Director must receive the majority of the votes cast with respect to that Director. If a Director does not receive a majority vote, he or she has agreed that he or she would submit a letter of resignation to the Board. The Committee on Directors and Corporate Governance would make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board would act on the resignation taking into account the recommendation of the Committee on Directors and Corporate Governance, which would include consideration of the vote and any relevant input from shareowners. The Board would publicly disclose its decision and its rationale within 100 days of the certification of the election results. The Director who tenders his or her resignation would not participate in the decisions of the Committee on Directors and Corporate Governance or the Board that concern the resignation.

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2018 Director Nominees

Our By-Laws provide that the number of Directors shall be determined by the Board, which has set the number at 16. Upon the recommendation of the Committee on Directors and Corporate Governance, the Board has nominated each of Herbert A. Allen, Ronald W. Allen, Marc Bolland, Ana Botín, Richard M. Daley, Christopher C. Davis, Barry Diller, Helene D. Gayle, Alexis M. Herman, Muhtar Kent, Robert A. Kotick, Maria Elena Lagomasino, Sam Nunn, James Quincey, Caroline J. Tsay and David B. Weinberg for election as a Director. All of the nominees are independent under New York Stock Exchange (“NYSE”) corporate governance rules, except Herbert A. Allen, Muhtar Kent and James Quincey. See Director Independence and Related Person Transactions beginning on page 38.

Each of the Director nominees currently serves on the Board and was elected by the shareowners at the 2017 Annual Meeting of Shareowners, except for Ms. Tsay and Mr. Davis, each of whom was nominated by the Board in February 2018 to stand for election at the 2018 Annual Meeting of Shareowners. Ms. Tsay and Mr. Davis were identified as potential Directors by the Committee on Directors and Corporate Governance, who determined that each was qualified under the Committee’s criteria. If elected, each nominee will hold office until the 2019 Annual Meeting of Shareowners and until his or her successor is elected and qualified. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of Directors.

Included in each Director nominee’s biography below is a description of select key qualifications and experience of such nominee based on the qualifications described above. The Board and the Committee on Directors and Corporate Governance believe that the combination of the various qualifications and experiences of the Director nominees would contribute to an effective and well-functioning Board and that, individually and as a whole, the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

The Board of Directors recommends a vote FOR the election of each of the Director nominees.

SNAPSHOT OF 2018 DIRECTOR NOMINEES

All Director nominees exhibit:

High integrity	A commitment to sustainability and social issues	A proven record of success

An appreciation of multiple cultures	Innovative thinking	Knowledge of corporate governance requirements and practices

Our Director nominees exhibit an effective mix of skills, experience, diversity and fresh perspective

High integrity An appreciation of multiple cultures A commitment to sustainability and social issues Innovative thinking A proven record of success Knowledge of corporate governance requirements and practices Our Director nominees exhibit an effective mix of skills, experience, diversity and fresh perspective 31% 0-2 years 19% 3-5 years 25% 6-10 years 25% Average Tenure 9.9 years Average Age 64.6 years Gender Diversity 31% women High Level of Financial Experience Diversity Innovation/Technology Experience Relevant Senior Leadership/Chief Executive Officer Experience Extensive Knowledge of the Company's Business and/or Industry Governmental or Geopolitical Expertise Broad International Exposure/Emerging Market Experience Marketing Experience Risk Oversight/Management Expertise

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Herbert A. Allen
	Mr. Allen is President, Chief Executive Officer and a Director of Allen & Company Incorporated, a privately held investment firm, and has held these positions for more than the past five years. He previously served as a Director of Convera Corporation from 2000 to 2010.	Director since 1982 Age: 78 Board Committees: Executive, Finance, Management Development (Chair) Other Public Company Boards: None

Key Qualifications and Experience:

High Level of Financial Experience

Extensive experience in venture capital, underwriting, mergers and acquisitions, private placements and money management services at Allen & Company Incorporated. Supervises Allen & Company Incorporated’s principal financial and accounting officers on all matters related to the firm’s financial position and results of operations and the presentation of its financial statements.

Relevant Senior Leadership/Chief Executive Officer Experience

President and Chief Executive Officer of Allen & Company Incorporated, a preeminent investment firm focused on the media, entertainment and technology industries.

Extensive Knowledge of the Company’s Business and/or Industry

Director of the Company since 1982 and through Allen & Company Incorporated, has served as financial advisor to the Company and its bottling partners on numerous transactions.

Marketing Experience

Significant marketing experience through ownership of a controlling interest and management of Columbia Pictures, a film production and distribution studio, from 1973 to 1982, and through a ten-year public company directorship at Convera Corporation, a company that used technology to help clients build an online community and increase their Internet advertising revenues.

Risk Oversight/Management Expertise

Extensive experience managing risk as President and Chief Executive Officer of Allen & Company Incorporated, including overseeing and advising on principal investments, public and private capital markets transactions and merger and acquisition transactions.

Ronald W. Allen
	Mr. Allen served as Chief Executive Officer of Aaron’s, Inc. from February 2012 until his retirement in August 2014. Mr. Allen served as a Director of Aaron’s, Inc. from 1997 until August 2014. Mr. Allen also served as President of Aaron’s, Inc. from February 2012 to April 2014 and as Chairman of the Board of Aaron’s, Inc. from November 2012 until April 2014. Mr. Allen served as interim President and Chief Executive Officer of Aaron’s, Inc. from November 2011 to February 2012. Mr. Allen retired as the Chairman of the Board, President and Chief Executive Officer of Delta Air Lines, Inc. (“Delta”), one of the world’s largest global airlines, in July 1997. From July 1997 through July 2005, Mr. Allen was a consultant to and Advisory Director of Delta. He previously served as a Director of Guided Therapeutics Inc. from 2008 to January 2014.	Director since 1991 Age: 76 Board Committees: Audit (Chair), Finance Other Public Company Boards: Aircastle Limited (since 2006) and Forward Air Corporation (2011-2013 and since 2014)

Key Qualifications and Experience:

High Level of Financial Experience

Oversaw financial matters in his role as Chairman of the Board, President and Chief Executive Officer of Aaron’s, Inc., a leader in the sales and lease ownership and specialty retailing of residential furniture, consumer electronics, home appliances and accessories, and also served on its Audit Committee prior to becoming interim President and Chief Executive Officer. Serves on the Audit Committee of Aircastle Limited, a global company that acquires, leases and sells commercial jet aircraft to customers throughout the world. Served on the Investment Committee of Interstate Hotels & Resorts, Inc., a large independent hotel management company of major global brands.

Relevant Senior Leadership/Chief Executive Officer Experience

Served as Chief Executive Officer of Aaron’s, Inc. from February 2012 to August 2014 and as its President from February 2012 to April 2014. Served as Chief Executive Officer and President of Delta from 1987 to 1997. During his tenure at Delta, he managed the company through very difficult times, brought it back to sustained profitability, established a program to lower the airline’s cost structure and grew the business through expansion into foreign markets.

Broad International Exposure/Emerging Market Experience

Former Chairman and Chief Executive Officer of Delta, a global carrier with service to countries on six continents. Serves as a Director at Aircastle Limited and served as a Director at Interstate Hotels & Resorts, Inc. from 2006 to 2010, each of which has international operations.

Extensive Knowledge of the Company’s Business and/or Industry

Director of the Company since 1991. Significant manufacturing experience as a senior executive at Aaron’s, Inc., whose business includes a furniture manufacturing division.

Risk Oversight/Management Expertise

Extensive risk oversight and management experience as Chief Executive Officer of both Delta and Aaron’s, Inc., and experience overseeing risk as a member of the Audit Committee of Aircastle Limited.

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Marc Bolland
	Mr. Bolland is the Head of European Portfolio Operations of The Blackstone Group L.P.’s private equity businesses and has held this position since September 2016. Mr. Bolland served as Chief Executive Officer and a Director of Marks & Spencer Group p.l.c. (“Marks & Spencer”), an international, multi-channel retailer, from May 2010 to April 2016. He served as Chief Executive Officer and a Director of WM Morrison Supermarkets PLC, a leading supermarket chain in the UK, from September 2006 to April 2010. He served as Chief Operating Officer of Heineken N.V., one of the world’s largest brewers, from 2005 to July 2006, and as an executive board member of Heineken N.V. from 2001 to July 2006. Mr. Bolland started his career at Heineken N.V. in the Netherlands in 1987, serving in several international management positions including Managing Director of Heineken Export Group Worldwide, a subsidiary of Heineken N.V., from 1999 to 2001, and Managing Director of Heineken Slovensko, a subsidiary of Heineken N.V., from 1995 to 1998. He previously served as a Director of ManpowerGroup Inc. from 2004 to February 2015.	Director since 2015 Age: 58 Board Committees: Audit Other Public Company Boards: International Consolidated Airlines Group, S.A. (since 2016) and Exor N.V. (since 2016)

Key Qualifications and Experience:

High Level of Financial Experience

Extensive operational and financial experience as Chief Executive Officer of Marks & Spencer, Chief Executive Officer of WM Morrison Supermarkets PLC and Chief Operating Officer of Heineken N.V., all public companies, and as head of European Portfolio Operations, The Blackstone Group L.P.

Relevant Senior Leadership/Chief Executive Officer Experience

From 2010 to 2016, served as Chief Executive Officer of Marks & Spencer, an international, multi-channel retailer based in the UK. From 2006 to 2010, served as Chief Executive Officer of WM Morrison Supermarkets PLC where he successfully led the development and implementation of its long-term strategy, turning around the business.

Broad International Exposure/Emerging Market Experience

Appointed a UK Business Ambassador by the British Prime Minister to promote the UK in overseas markets and highlight trade and investment opportunities. Led international expansion of Marks & Spencer, which has stores in the UK and international locations. In addition, while at Heineken N.V., he was Managing Director in Slovakia, Managing Director for Heineken Export Worldwide and had responsibility for Western Europe, the U.S., Latin America, Northern Africa and Global Marketing.

Marketing Expertise

Extensive marketing and retail expertise as Chief Executive Officer of Marks & Spencer and WM Morrison Supermarkets PLC, as well as serving as Chief Operating Officer and head of Global Marketing for Heineken N.V., where he was responsible for brand and marketing strategies.

Risk Oversight/Management Expertise

Extensive experience overseeing risk as Chief Executive Officer of Marks & Spencer and WM Morrison Supermarkets PLC, and as Chief Operating Officer of Heineken N.V. Additional risk management experience as head of The Blackstone Group L.P.’s European Portfolio Operations and as Director and Safety Committee member of International Consolidated Airlines Group, S.A., one of the world’s largest airline groups.

Ana Botín
	Ms. Botín is Executive Chair of Banco Santander, S.A., the parent bank of Grupo Santander, and has held this position since September 2014. She has served as a Director of Banco Santander, S.A. since 1989. Ms. Botín served as Chief Executive Officer of Santander UK plc, a leading financial services provider in the UK and subsidiary of Banco Santander, S.A., from December 2010 to September 2014. She has served as a Director of Santander UK plc since December 2010. Ms. Botín served as Executive Chair of Banco Español de Crédito, S.A., also a subsidiary of Banco Santander, S.A., from 2002 to 2010. She started her 35-year career in the banking industry at JP Morgan in New York in 1981 and in 1988 joined Banco Santander, S.A., where she established and led its international corporate banking business in Latin America in the 1990s. She previously served as a Director of Assicurazioni Generali S.p.A., a global insurance company based in Italy, from 2004 to 2011.	Director since 2013 Age: 57 Board Committees: Directors and Corporate Governance Other Public Company Boards: Banco Santander, S.A. (since 1989) and Santander UK plc (since 2010)

Key Qualifications and Experience:

High Level of Financial Experience

Internationally recognized expert in the investment banking industry with knowledge of global macroeconomic issues. Over 37 years of experience in investment and commercial banking. Has served as Executive Chair of Banco Santander, S.A. since September 2014 and a member of Banco Santander, S.A.’s Board and Executive Committee since 1989 and of its Management Committee since 1994. Began career at JP Morgan in New York in 1981 where she worked in its investment banking and treasury service areas until 1988. Joined Banco Santander, S.A. in 1988, and subsequently served as Executive Chair of Banco Español de Crédito, S.A. from 2002 to 2010 and as Chief Executive Officer of Santander UK plc from 2010 to September 2014.

Relevant Senior Leadership/Chief Executive Officer Experience

Executive Chair of Banco Santander, S.A. since September 2014. Also served as Chief Executive Officer of Santander UK plc from 2010 to September 2014.

Broad International Exposure/Emerging Market Experience

Executive Chair of Banco Santander, S.A., a global financial institution with operations in Europe, North America, Latin America and Asia. Board member of the Institute of International Finance, a global association of the financial industry. Founder and Vice Chair of Fundación Empresa y Crecimiento, which finances small and medium sized companies in Latin America, and founder and Chair of CyD Foundation, a nonprofit organization that supports and promotes the contribution of Spanish universities to the country’s economic and social development. Co-founder and Chair of Fundación Empieza Por Educar, the Spanish member of the global Teach For All network.

Diversity Spanish national; female.

Risk Oversight/Management Expertise

Extensive experience in the oversight and management of risks associated with retail and commercial banking activities as Executive Chair of Banco Santander, S.A., Chief Executive Officer of Santander UK plc and Executive Chair of Banco Español de Crédito, S.A.

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Richard M. Daley
	Mr. Daley was the Mayor of Chicago from 1989 to 2011. Mr. Daley is the Executive Chairman of Tur Partners LLC, an investment and advisory firm focusing on sustainable solutions within the urban environment, and has held this position since May 2011. He is an Of Counsel at Katten Muchin Rosenman LLP, a full-service law firm with attorneys in locations across the U.S. and in London and Shanghai, and has held this position since June 2011. Mr. Daley also has been a distinguished senior fellow at the University of Chicago Harris School of Public Policy since May 2011. From October 2011 to October 2016, he served as a senior advisor to JPMorgan Chase & Co., where he chaired the Global Cities Initiative, a joint project of JPMorgan Chase & Co. and the Brookings Institution to help cities identify and leverage their greatest economic development resources. He previously served as a Director of Diamond Resorts International, Inc. from July 2013 to September 2016.	Director since 2011 Age: 75 Board Committees: Audit, Directors and Corporate Governance Other Public Company Boards: None

Key Qualifications and Experience:

High Level of Financial Experience

Significant financial experience as Executive Chairman of Tur Partners LLC, a North American principal investment firm, Executive Chairman of DaleyTang, LLC, an international strategic advisory and investment management firm, and as Mayor of Chicago, where he managed the city’s budget.

Relevant Senior Leadership/Chief Executive Officer Experience

As Mayor of Chicago, managed all aspects of a complex governmental organization, including its multi-billion dollar budget and over 30 departments with over 35,000 employees. Serves as Executive Chairman of Tur Partners LLC.

Broad International Exposure/Emerging Market Experience

As Mayor, helped Chicago become a prominent player in the global economy. Particular focus on developing relationships in China through efforts such as the Chicago-China Friendship Initiative Campaign. Ongoing international exposure with policymakers from around the world as distinguished senior fellow at the University of Chicago Harris School of Public Policy.

Governmental or Geopolitical Expertise

Over a 42-year career in public service. Mayor of Chicago for 22 years and the longest serving Mayor in Chicago’s history. As Mayor, earned a reputation for improving Chicago’s quality of life, public school system and infrastructure, strengthening the economy and helping Chicago become among the most environmentally friendly cities in the world.

Risk Oversight/Management Expertise

Significant expertise in managing and overseeing risks as Mayor of Chicago, including emergency and crisis management and oversight of governmental, economic, environmental, human resources and social risks.

Christopher C. Davis
Mr. Davis is Chairman of Davis Selected Advisers-NY, Inc., a registered investment advisory firm, and has held this position since 1997. He joined Davis Selected Advisers, L.P. (“Davis Advisors”) in 1989 as a financial analyst and in 1995, became a portfolio manager of the firm’s flagship funds, Davis New York Venture Fund and Selected American Shares. Mr. Davis is also a Director and officer of a number of mutual funds advised by Davis Advisors, as well as other entities controlled by Davis Advisors.

Director Nominee

Age: 52

Board Committees: Compensation (if elected)

Other Public Company Boards: Graham Holdings Company (since 2006), Selected Funds (consisting of two portfolios) (since 1998), Davis Funds (consisting of 13 portfolios) (since 1997) and Clipper Funds Trust (consisting of one portfolio) (Trustee since 2014)

Key Qualifications and Experience:

High Level of Financial Experience

More than 28 years of experience in investment management and securities research at Davis Advisors, an investment counseling firm that oversees approximately $30 billion of client assets, including ETFs, mutual funds, variable annuities and institutional separate accounts. Also serves as a portfolio manager for the Davis Large Cap Value Portfolios and a member of the research team for other portfolios.

Relevant Senior Leadership/Executive Officer Experience

Has served as Chairman of Davis Selected Advisers–NY, Inc. since 1997, and as a Director and officer of a number of mutual funds advised by Davis Advisors, as well as other entities controlled by Davis Advisors.

Broad International Exposure/Emerging Market Experience

With about half of the world’s market capitalization outside the U.S., Davis Advisors, under the leadership of Mr. Davis, seeks investment growth opportunities and diversification potential that international companies in both developed and developing markets provide.

Marketing Experience

Under the leadership of Mr. Davis, Davis Advisors is widely recognized as a premier investment manager serving individual investors worldwide, identifying investment opportunities both within and outside the U.S. in developed and developing markets and providing investors access to these investment opportunities.

Risk Oversight/Management Expertise

Extensive experience evaluating strategic investments and transactions and managing risk against the volatility of equity markets during his 28-year career at Davis Advisors.

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Barry Diller
Mr. Diller has served as Chairman and Senior Executive of IAC/InterActiveCorp, a leading media and Internet company, since December 2010. Prior to that time, Mr. Diller held the positions of Chairman and Chief Executive Officer of IAC/InterActiveCorp (and its predecessor companies) since August 1995 and ceased serving as Chief Executive Officer in December 2010. Mr. Diller has served as Chairman and Senior Executive of Expedia, Inc., an online travel company, since August 2005. Mr. Diller has also served as Special Advisor to TripAdvisor, Inc., an online travel company, since April 2013, and served as its Chairman and Senior Executive from December 2011, when it was spun off from Expedia, Inc., until December 2012, and was a member of its Board until April 2013. Mr. Diller also served as the non-executive Chairman of Live Nation Entertainment, Inc. from January 2010 to October 2010 and was a member of its Board until January 2011. He previously served as a Director of Graham Holdings Company from September 2000 to January 2017.

Director since 2002

Age: 76

Board Committees: Directors and Corporate Governance, Executive, Finance (Chair), Management Development

Other Public Company Boards: Expedia, Inc. (since 2005) and IAC/InterActiveCorp (since 1995)

Key Qualifications and Experience:

High Level of Financial Experience

Extensive experience in financings, mergers, acquisitions, investments and strategic transactions, including transactions with Silver King Broadcasting, QVC, Inc., Ticketmaster Entertainment, Inc. and Home Shopping Network, Inc. Served on the Finance Committee of Graham Holdings Company, a diversified education and media company.

Relevant Senior Leadership/Chief Executive Officer Experience

Served as Chief Executive Officer of IAC/InterActiveCorp (and its predecessors) from 1995 to 2010. Beginning with QVC, Inc. in 1992, served as chief executive for a number of predecessor companies engaged in media and interactivity prior to the formation of IAC/InterActiveCorp. Previously served as Chief Executive Officer of Fox, Inc. (“Fox”) from 1984 to 1992 and was responsible for the creation of Fox Broadcasting Company, in addition to Fox’s motion picture operations. Prior to joining Fox, served for ten years as Chief Executive Officer of Paramount Pictures Corporation.

Broad International Exposure/Emerging Market Experience

Chairman of the Board and Senior Executive of IAC/InterActiveCorp, a leading media and Internet company focused on the areas of search and applications, dating, education and fitness businesses, media and e-commerce, whose family of websites is one of the largest in the world. Chairman of the Board and Senior Executive of Expedia, Inc., one of the world’s leading online travel companies. Served as Chairman of the Board and Senior Executive of TripAdvisor, Inc., the world’s largest travel site. Served as a member of the Council on Foreign Relations.

Marketing Experience

Chairman and Senior Executive of IAC/InterActiveCorp, a leading media and Internet company comprised of widely known consumer brands, such as HomeAdvisor, Vimeo, Dictionary.com, The Daily Beast, Investopedia, and Match Group’s online dating portfolio. Chairman and Senior Executive of Expedia, Inc., an online travel company which markets a variety of leisure and business travel products.

Innovation/Technology Experience

Extensive experience and leadership roles in the media and Internet sectors, including experience at IAC/InterActiveCorp, with businesses in the marketing and technology industries, with brands such as Ask.com, About.com, Match, HomeAdvisor, DailyBurn and Vimeo, at Expedia, Inc., an online travel company, which empowers business and leisure travelers through technology with tools to efficiently research, plan, book and experience travel, and at TripAdvisor, Inc., which operates the flagship TripAdvisor-branded websites and numerous other travel brands.

Helene D. Gayle
	Dr. Gayle is Chief Executive Officer of The Chicago Community Trust, a community foundation dedicated to improving the Chicago region through strategic grant making, civic engagement and inspiring philanthropy, and has held this position since October 2017. Dr. Gayle held the position of Chief Executive Officer of McKinsey Social Initiative, an independent nonprofit organization founded by McKinsey & Company, which brings together expert problem solvers to develop innovative approaches to complex social challenges, from July 2015 to September 2017. She held the positions of President and Chief Executive Officer of CARE USA, a leading international humanitarian organization, from 2006 to 2015. From 2001 to 2006, she served as program director in the Global Health Program at the Bill & Melinda Gates Foundation. Dr. Gayle started her career in public health at the U.S. Centers for Disease Control and Prevention (“CDC”) in 1984 where she served for 20 years, holding various positions, ultimately becoming the director of the CDC’s National Center for HIV, STD and TB Prevention in 1995.	Director since 2013 Age: 62 Board Committees: Compensation, Public Issues and Diversity Review Other Public Company Boards: Colgate-Palmolive Company (since 2010)

Key Qualifications and Experience:

Relevant Senior Leadership/Chief Executive Officer Experience

Chief Executive Officer of The Chicago Community Trust, a community foundation with assets of $2.8 billion, and former Chief Executive Officer of McKinsey Social Initiative, a nonprofit focused on developing innovative approaches to complex social challenges. Former President and Chief Executive Officer of CARE USA, a leading humanitarian organization fighting global poverty, with operating support and revenues exceeding $500 million per year.

Broad International Exposure/Emerging Market Experience

Implemented the McKinsey Social Initiative’s Generation program, which is aimed at fighting unemployment globally, including an initial goal of connecting one million young people across five countries with skills and jobs by 2020. Experience managing international operations at CARE USA, which has long-term programs in 94 countries around the world, primarily in emerging markets. Helped develop global health initiatives in leadership roles at the CDC and the Bill & Melinda Gates Foundation. Serves on the Board of Trustees of the Center for Strategic and International Studies, the Brookings Institution and the Rockefeller Foundation. Member of the Council on Foreign Relations.

Diversity African-American; female.

Innovation/Technology Experience

As former Chief Executive Officer of McKinsey Social Initiative, significant experience using innovative approaches and initiatives to solve complex social challenges. As former Chief Executive Officer of CARE USA, extensive experience working to find innovative and sustainable solutions to challenging development problems. At the CDC and the Bill & Melinda Gates Foundation, led initiatives aimed at developing innovative technologies for disease prevention and control. Former Chair of the Presidential Advisory Council on HIV/AIDS, advising the Secretary of Health and Human Services on innovative solutions, policies and programs to combat HIV/AIDS. Member of the National Academy of Medicine, an organization which works to address critical issues in health, medicine and related policy through its domestic and global initiatives.

Governmental or Geopolitical Expertise

Extensive leadership experience in the global public health field through service at the CDC and through a leadership position with the Bill & Melinda Gates Foundation, directing programs on HIV/AIDS and other global health issues. Member of the U.S. Department of State’s Advisory Committee on International Economic Policy and the Secretary of State’s Advisory Committee on Public-Private Partnerships, and served on the President’s Commission on White House Fellowships. Achieved the rank of Assistant Surgeon General and Rear Admiral in the U.S. Public Health Service. Serves on the Board of Trustees of the Brookings Institution, a think tank whose mission is to improve governance at the local, national, regional and global levels. Also serves as a Director of New America Foundation, a nonpartisan public policy institute and think tank, and ONE, an international, nonpartisan advocacy and campaigning organization that fights extreme poverty and preventable disease, particularly in Africa. Member of the Board of Trustees of the Center for Strategic and International Studies, a preeminent international policy institution.

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Alexis M. Herman
Ms. Herman is Chair and Chief Executive Officer of New Ventures LLC, a risk management consulting firm, and has held these positions since 2001. She served as Chair of the Business Advisory Board of Sodexo, Inc., an integrated food and facilities management services company, through 2013 and serves as a member of Toyota Motor Corporation’s Diversity Advisory Board and Global Advisory Board. As Chair of the Company’s Human Resources Task Force from 2001 to 2006, Ms. Herman worked with the Company to identify ways to improve its human resources policies and practices following the November 2000 settlement of an employment lawsuit. From 1997 to 2001, she served as U.S. Secretary of Labor.

Director since 2007

Age: 70

Board Committees: Compensation, Public Issues and Diversity Review (Chair)

Other Public Company Boards: Cummins Inc. (since 2001), Entergy Corporation (since 2003) and MGM Resorts International (since 2002)

Key Qualifications and Experience:
Relevant Senior Leadership/Chief Executive Officer Experience Chief Executive Officer of New Ventures LLC, a risk management consulting firm. Former U.S. Secretary of Labor from 1997 to 2001.

Broad International Exposure/Emerging Market Experience

Director of Cummins Inc., a global power leader that designs, manufactures, distributes and services diesel and natural gas engines and related technologies and serves customers in more than 190 countries and territories. Serves as Chair on Toyota’s Diversity Advisory Board. Served as Chair of the Working Party for the Role of Women in the Economy for the Organisation for Economic Co-operation and Development (“OECD”), an intergovernmental economic organization helping governments improve the economic and social well-being of people around the world.

Diversity African-American; female.

Governmental or Geopolitical Expertise

Former U.S. Secretary of Labor from 1997 to 2001. Former White House Assistant to President Clinton and Director of the White House Office of Public Liaison. Served as Director of the Labor Department’s Women’s Bureau under President Jimmy Carter. Former Chief of Staff and former Vice Chair of the Democratic National Committee. Served as a Trustee of the Clinton Bush Haiti Fund, and as Chair of the Working Party for the Role of Women in the Economy for OECD. Serves as Chair of the Corporate Social Responsibility Committee for MGM Resorts International, a global hospitality company.

Risk Oversight/Management Expertise

Significant expertise in management and oversight of labor and human relations risks, including handling the United Parcel Service workers’ strike in 1997 while U.S. Secretary of Labor. Chair of the Company’s Human Resources Task Force following the November 2000 settlement of an employment lawsuit. Serves as Lead Director and Chair of the Governance and Nominating Committee of Cummins Inc. Served as Chair of the Business Advisory Board at Sodexo, Inc. and member of the Audit Committee of MGM Resorts International.

Muhtar Kent
	Mr. Kent is Chairman of the Board of the Company. He has held the position of Chairman of the Board since April 2009 and served as Chief Executive Officer from July 2008 through April 30, 2017. Mr. Kent served as President of the Company from December 2006 through August 2015 and as Chief Operating Officer of the Company from December 2006 through June 2008. From January 2006 through December 2006, Mr. Kent served as President of Coca-Cola International and was elected Executive Vice President of the Company in February 2006. From May 2005 through January 2006, he was President and Chief Operating Officer of the Company’s North Asia, Eurasia and Middle East Group, an organization serving a broad and diverse region that included China, Japan and Russia. Mr. Kent originally joined the Company in 1978 and held a variety of marketing and operations roles until 1995, when he became Managing Director of Coca-Cola Amatil Limited-Europe covering bottling operations in 12 countries. From 1999 until his return to the Company in May 2005, he served as President and Chief Executive Officer of Efes Beverage Group, a diversified beverage company with Coca-Cola and beer operations across Southeast Europe, Turkey and Central Asia.	Director since 2008 Age: 65 Board Committees: Executive (Chair) Other Public Company Boards: 3M Company (since 2013)

Key Qualifications and Experience:

High Level of Financial Experience

Substantial financial experience gained in roles as Chief Executive Officer and President of the Company and Efes Beverage Group, both multi-national companies. Oversight of complex financial transactions and profit and loss responsibility during prior operations and leadership roles with the Company. Serves on the Compensation Committee and as Chair of the Finance Committee of the Board of Directors of 3M Company.

Relevant Senior Leadership/Chief Executive Officer Experience In addition to serving as the Company’s Chief Executive Officer, served as President and Chief Executive Officer of Efes Beverage Group.

Broad International Exposure/Emerging Market Experience

Over 37 years of Coca-Cola system experience including extensive experience in international markets. Director of 3M Company, a diversified technology company with a global presence. Member of the Board of Trustees of the United States Council for International Business and member of the Board of Directors of the Special Olympics. Member of the Chairman’s Council of the World Economic Forum and former Chairman of the International Business Council of the World Economic Forum. Former member of the Board of Directors of the National Committee on United States-China Relations, former member of the Board of Directors and past Chairman of the United States-China Business Council and former member of the Board of Directors and past Co-Chair of The Consumer Goods Forum. Former member of the Board of Trustees of the Center for Strategic and International Studies.

Extensive Knowledge of the Company’s Business and/or Industry

Chairman of the Board (since 2009), Chief Executive Officer (2008 through April 30, 2017), Chief Operating Officer (December 2006 to 2008) and President (December 2006 to 2015) of the Company. Joined the Company in 1978, holding a variety of marketing and operations leadership positions over the course of his career in the Coca-Cola system.

Governmental or Geopolitical Expertise

Serves as Director of the American Turkish Society whose mission is to enhance business, economic, political and cultural ties between the U.S. and Turkey, and as a member of the Concordia Leadership Council whose vision aims to create a global community where challenges are solved collaboratively and inclusively. Served as Trustee for the Center for Strategic and International Studies, a preeminent international policy institution, and served as a Director of the National Committee on United States-China Relations. Also serves as a Director of Special Olympics International, the Hellenic Initiative and Suu Foundation, and as Advisory Board Member of Tsinghua University School of Economics and Management.

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Robert A. Kotick
	Mr. Kotick is Chief Executive Officer and a Director of Activision Blizzard, Inc., a leading global developer and publisher of interactive entertainment, positions he has held since 2008. Mr. Kotick served as Chairman and Chief Executive Officer of Activision, Inc., the predecessor to Activision Blizzard, Inc., from 1991 to 2008. Mr. Kotick is the co-founder of the Call of Duty Endowment, a nonprofit, public benefit corporation that seeks to help organizations that provide job placement and training services for veterans.	Director since 2012 Age: 55 Board Committees: Finance, Management Development Other Public Company Boards: Activision Blizzard, Inc. (since 1991)

Key Qualifications and Experience:

High Level of Financial Experience

Over 26 years of experience as Chief Executive Officer of Activision Blizzard, Inc. and its predecessor, including managing complex international operations and financial transactions.

Relevant Senior Leadership/Chief Executive Officer Experience

Served as Chief Executive Officer of Activision Blizzard, Inc.’s predecessor for over 17 years and has served as Chief Executive Officer of Activision Blizzard, Inc. since 2008.

Marketing Experience

Significant marketing experience with Activision Blizzard, Inc. and its predecessor, bringing extensive insight about key demographic groups and utilization of technology and social media in marketing.

Innovation/Technology Experience

As Chief Executive Officer of Activision Blizzard, Inc., a worldwide leader in the development, publishing and distribution of high-quality interactive entertainment content and services and other media, is responsible for some of the most successful entertainment franchises, including Call of Duty®, Candy Crush™, Destiny®, Hearthstone®, Overwatch®, Skylanders® and World of Warcraft®.

Risk Oversight/Management Expertise

Extensive experience overseeing risk as Chief Executive Officer of Activision Blizzard, Inc., including developing new intellectual properties and investments in complementary business opportunities.

Maria Elena Lagomasino
Ms. Lagomasino is Chief Executive Officer and Managing Partner of WE Family Offices, a global family office serving high net worth families, and has held these positions since March 2013. Ms. Lagomasino served as Chief Executive Officer of GenSpring Family Offices, LLC, an affiliate of SunTrust Banks, Inc., from November 2005 through October 2012. From 2001 to 2005, Ms. Lagomasino was Chairman and Chief Executive Officer of JPMorgan Private Bank, a division of JPMorgan Chase & Co., a global financial services firm. Prior to assuming this position, she was Managing Director of The Chase Manhattan Bank in charge of its Global Private Banking Group. Ms. Lagomasino had been with The Chase Manhattan Bank since 1983 in various positions in private banking. She served as a Director of the Company from April 2003 to April 2006. She previously served as a Director of Avon Products, Inc. from October 2000 to March 2016.	Director since 2008 Age: 68 Board Committees: Compensation (Chair), Directors and Corporate Governance, Management Development Other Public Company Boards: The Walt Disney Company (since 2015)

Key Qualifications and Experience:

High Level of Financial Experience

Over 35 years of experience in the financial industry and a recognized leader in the wealth management industry. Chief Executive Officer and Managing Partner of WE Family Offices, a global family office serving high net worth families. Former Chief Executive Officer of GenSpring Family Offices, LLC, a wealth management firm. Founding member of the Institute for the Fiduciary Standard, a nonprofit formed in 2011 to provide research, education and advocacy of the fiduciary standard’s importance to investors receiving investment and financial advice.

Relevant Senior Leadership/Chief Executive Officer Experience

Serves as Chief Executive Officer of WE Family Offices and served as Chief Executive Officer of GenSpring Family Offices, LLC and JPMorgan Private Bank.

Broad International Exposure/Emerging Market Experience

Significant international experience as Chief Executive Officer of GenSpring Family Offices, LLC and Chairman and Chief Executive Officer of JPMorgan Private Bank. During tenure with The Chase Manhattan Bank, served as Managing Director of the Global Private Banking Group, Vice President of private banking in the Latin America region and head of private banking for the western hemisphere. Over 40 years of experience working with Latin America. Exposure to international issues as a former Board member of the Americas Society and the Cuba Study Group, as a former Trustee of the National Geographic Society and as a member of the Council on Foreign Relations.

Diversity Hispanic; female.

Risk Oversight/Management Expertise

Extensive oversight of risk associated with wealth management and investment strategies as Chief Executive Officer and Managing Partner of WE Family Offices, and as Chief Executive Officer of GenSpring Family Offices, LLC and JPMorgan Private Bank.

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Sam Nunn
Mr. Nunn is Co-Chairman of Nuclear Threat Initiative, a position he has held since 2001. He served as Chief Executive Officer of the Nuclear Threat Initiative from 2001 to June 2017. The Nuclear Threat Initiative is a nonprofit organization working to reduce the global threats from nuclear, biological and chemical weapons. He is Chairman Emeritus of the Board of Trustees of the Center for Strategic and International Studies. He served as a member of the U.S. Senate from 1972 through 1996. He previously served as a Director of Chevron Corporation from 1997 to 2011, Dell Inc. from 1999 to 2011 where he served as Lead Director, General Electric Company from 1997 to April 2013 and Hess Corporation from 2012 to May 2013.

Director since 1997; Lead Independent Director since 2014

Age: 79

Board Committees: Directors and Corporate Governance (Chair), Finance, Public Issues and Diversity Review

Other Public Company Boards: None

Key Qualifications and Experience:

High Level of Financial Experience

Has served on the Company’s Finance Committee for over 20 years. Served on the Finance Committee of Dell Inc. and the Audit Committees of Dell Inc. and Scientific-Atlanta, Inc.

Relevant Senior Leadership/Chief Executive Officer Experience

Serves as Co-Chairman of the Nuclear Threat Initiative, where he served as Chief Executive Officer from 2001 to June 2017, and served as Chairman of the Board of Trustees of the Center for Strategic and International Studies from 1999 to 2015. Former Senior Partner of King & Spalding LLP, a global law firm. Served as a U.S. Senator from Georgia from 1972 to 1996.

Broad International Exposure/Emerging Market Experience

16-year public company directorship at General Electric Company, a global digital industrial company which serves customers in approximately 180 countries. 14-year public company directorship at Chevron Corporation, which has U.S. and international subsidiaries that engage in fully integrated petroleum operations, chemicals operations, mining activities, power generation and energy services. 12-year public company directorship at Dell Inc., a global information technology company. Also served as a Director of Hess Corporation, a global independent energy company. Chairman Emeritus of the Board of Trustees of the Center for Strategic and International Studies, a preeminent international policy institution, where he served as Chairman from 1999 to November 2015. Foreign policy and global military experience as a member and chairman of the U.S. Senate Committee on Armed Services during his 24-year tenure in the U.S. Senate.

Marketing Experience

Regular exposure to marketing and marketing-related technology through directorships at Dell Inc., a global information technology company, General Electric Company, a global digital industrial company, and Chevron Corporation, one of the world’s leading integrated energy companies. Over 30 years of experience with grassroots public relations interface.

Governmental or Geopolitical Expertise

Recognized leader in the U.S. on national security and foreign policy. Extensive experience in government, public and social policy and international affairs as a result of his 24 years of service as a U.S. Senator for Georgia and since 2001 as Co-Chairman, and previously as Chief Executive Officer, of the Nuclear Threat Initiative. During his tenure in the U.S. Senate, chaired the Senate Committee on Armed Services and the Permanent Subcommittee on Investigations. Also served on the Senate Intelligence and Small Business Committees. Continues his service in the public policy arena as Distinguished Professor in the Sam Nunn School of International Affairs at Georgia Institute of Technology. Served as Chair of the Public Responsibilities Committee at General Electric Company and served as Chair of the Public Policy Committee at Chevron Corporation.

James Quincey
	Mr. Quincey is President and Chief Executive Officer of the Company. He held the position of President and Chief Operating Officer of the Company from August 2015 through April 30, 2017 and succeeded Muhtar Kent as Chief Executive Officer of the Company on May 1, 2017. Mr. Quincey served as President of the Company’s Europe Group from January 2013 to August 2015, and as President of the Northwest Europe and Nordics business unit from October 2008 to January 2013. From December 2005 to October 2008, he served as President of the Mexico Division, and from December 2003 to December 2005, he served as President of the South Latin Division. Mr. Quincey joined the Company in 1996 as Director, Learning Strategy for the Latin America Group, and went on to serve in a series of operational roles of increasing responsibility in Latin America, leading to his appointment as President of the South Latin Division in 2003.	Director since 2017 Age: 53 Board Committees: N/A Other Public Company Boards: None

Key Qualifications and Experience:

High Level of Financial Experience

Extensive financial experience as President and Chief Executive Officer and in other leadership positions in the Company, including Chief Operating Officer, managing complex financial transactions, mergers and acquisitions, business strategy and international operations.

Relevant Senior Leadership/Chief Executive Officer Experience

President and Chief Executive Officer of the Company since May 1, 2017. He also served as President and Chief Operating Officer of the Company from August 2015 through April 30, 2017 and as President of the Europe Group from January 2013 to August 2015.

Broad International Exposure/Emerging Market Experience

Over 21 years of Coca-Cola system experience including extensive experience in international markets, such as Latin America and Europe. Responsibility for all of the Company’s operating units worldwide as President and Chief Operating Officer and currently as President and Chief Executive Officer. Member of the Board of Directors of the United States-China Business Council, the Consumer Goods Forum and the U.S.-UK Business Council.

Extensive Knowledge of the Company’s Business and/or Industry

President and Chief Executive Officer (since May 1, 2017), President and Chief Operating Officer (2015 through April 30, 2017), President of the Europe Group (2013 to 2015), President of the Northwest Europe and Nordics business unit (2008 to 2013), and President of the Mexico Division (2005 to 2008) of the Company. Joined the Company in 1996 as Director, Learning Strategy for the Latin America Group and held various operational roles within the Coca-Cola system.

Innovation/Technology Experience

Extensive innovation experience at the Company. As President and Chief Operating Officer, Mr. Quincey was responsible for the Company’s information technology function. In addition, as President of the Europe Group, Mr. Quincey implemented innovative strategies to improve the Company’s execution and brand portfolio. As President of the Northwest Europe and Nordics business unit, he oversaw the Company’s acquisition of innocent juice in 2009. During his tenure in Latin America, Mr. Quincey was instrumental in developing and executing a successful brand, pack, price and channel strategy, which has now been replicated in various forms throughout the Company’s global system, and in creating the Company’s current juice platform in Mexico under the Del Valle trademark through joint ventures with the Company’s bottling partners.

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Caroline J. Tsay
	Ms. Tsay is Chief Executive Officer of Compute Software, Inc., an enterprise cloud infrastructure software company, and has held this position since January 2017. From March 2013 to December 2016, she served as Vice President and General Manager of Software at Hewlett Packard Enterprise Company (“HPE”), an information technology company. From April 2007 to March 2013, Ms. Tsay held several product leadership positions across the consumer search, e-commerce and advertising businesses at Yahoo! Inc., a digital media company. She previously served as a Director of Travelzoo Inc. from August 2015 to May 2017.	Director Nominee Age: 36 Board Committees: Audit (if elected) Other Public Company Boards: Rosetta Stone Inc. (since 2014) and Morningstar, Inc. (since 2017)

Key Qualifications and Experience:

Relevant Senior Leadership/Executive Officer Experience

Has served as Chief Executive Officer of Compute Software, Inc. since January 2017. Served as Vice President and General Manager of Software at HPE from March 2013 to December 2016.

Marketing Experience

At Compute Software, Inc. is responsible for developing an enterprise software platform for customers running in the cloud. At HPE, was responsible for engaging customers and partners through several new digital experiences, digital marketing, and specialized sales models to drive growth in new customers and revenue. At Yahoo! Inc., held leadership positions across the consumer search, e-commerce and advertising businesses. Advisory board member of AdRoll, a marketing technology company that provides performance advertising and prospecting solutions to advertisers worldwide.

Innovation/Technology Experience

As Chief Executive Officer and Co-Founder of Compute Software, Inc., responsible for developing the artificial intelligence and decision sciences-based software platform that dynamically optimizes cloud resource decisions and maximizes business value for companies running in the cloud. At HPE, created a new business and platform for offering customers enterprise software, including DevOps, Cybersecurity, Big Data and Application Development software. At Yahoo! Inc., was Senior Director of Product Management for Yahoo! Search and E-Commerce where she launched consumer internet innovations that drove 500 million daily visits and $3.5 billion in revenue. Prior to Yahoo! Inc., spent three years at International Business Machines Corporation as a senior consultant focused on providing supply chain solutions to clients in the retail, high tech, and travel industries. Recognized as one of The National Diversity Council’s 2015 Top 50 Most Powerful Women in Technology.

Diversity Asian; female.

Risk Oversight/Management Expertise

Extensive experience overseeing risk associated with the development and growth of enterprise software and consumer internet businesses as Chief Executive Officer and Co-Founder of Compute Software, Inc., and in her product leadership roles with HPE and Yahoo! Inc. Serves on the Audit Committee of Morningstar, Inc. and is Chair of the Business Advisory Committee at Rosetta Stone Inc.

David B. Weinberg
	Mr. Weinberg is Chairman of the Board and Chief Executive Officer of Judd Enterprises, Inc., a private, investment-management office with diverse interests in a variety of asset classes, and President of Digital BandWidth LLC, its private, early-stage technology investing affiliate, and has held these positions since 1996. From September 1989 to June 1996, Mr. Weinberg was a partner in the corporate, securities and investment-management practice of Mayer, Brown & Platt, a leading international law firm.	Director since 2015 Age: 66 Board Committees: Audit Other Public Company Boards: None

Key Qualifications and Experience:

High Level of Financial Experience

In his position as Chairman and Chief Executive Officer of Judd Enterprises, Inc., oversees substantial assets in a wide variety of asset classes. Significant experience in reviewing financial statements as an investor, and as a securities lawyer when structuring transactions. Previously served on the Audit Committee and currently serves on the Executive, Finance and Investment Committees of Northwestern University.

Relevant Senior Leadership/Chief Executive Officer Experience

Since 1996, has served as Chairman and Chief Executive Officer of Judd Enterprises, Inc., a private, investment-management office, and President of Digital BandWidth LLC, its private early-stage technology investing affiliate.

Broad International Exposure/Emerging Market Experience

As Chief Executive Officer of Judd Enterprises, Inc., oversees international investments. As a partner in the corporate, securities and investment management practice of the Mayer, Brown & Platt law firm, structured cross-border investment management transactions. Serves on the Board of Trustees of the Brookings Institution, a think tank whose mission includes improving governance at the global level. Also serves on the Investment Committee of Northwestern University, overseeing substantial exposure to emerging markets. Exposure to international issues as a member of the Council on Foreign Relations and the International Council of the Belfer Center for Science and International Affairs of the Kennedy School of Government at Harvard University.

Innovation/Technology Experience

Extensive entrepreneurial experience as President of Digital Bandwidth LLC, overseeing investments in early stage companies focusing on technologies, including wireless networks, speech recognition, cybersecurity and radio frequency identification tags.

Risk Oversight/Management Expertise

Extensive risk oversight and management experience overseeing a private investment management office as Chief Executive Officer of Judd Enterprises, Inc. As a partner in the corporate, securities and investment-management practice of the Mayer, Brown & Platt law firm, advised clients on a broad range of regulatory and transactional matters. Additional risk oversight experience through former service on the Audit Committee and current service on the Executive, Finance and Investment Committees of Northwestern University.

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BOARD AND COMMITTEE GOVERNANCE

Role of the Board

The Board is elected by the shareowners to oversee their interests in the long-term health and overall success of the Company’s business and financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the shareowners. The Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company’s compliance with applicable laws and regulations and proper governance. The Board selects the Chief Executive Officer and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.

KEY RESPONSIBILITIES OF THE BOARD

Oversight of Strategy	Oversight of Risk	Succession Planning

  The Board oversees and monitors strategic planning.

  Business strategy is a key focus at the Board level and embedded in the work of Board committees.

  Company management is charged with executing business strategy and provides regular performance updates to the Board.

  The Board oversees risk management.

  Board committees, which meet regularly and report back to the full Board, play significant roles in carrying out the risk oversight function.

  Company management is charged with managing risk, through robust internal processes and effective internal controls.

  The Board oversees succession planning and talent development for senior executive positions.

  The Management Development Committee, which meets regularly and reports back to the Board, has primary responsibility for developing succession plans for the CEO position.

  The CEO is charged with preparing, and reviewing with the Management Development Committee, talent development plans for senior executives and their potential successors.

Oversight of Strategy

Strategic planning and oversight of the Company’s business strategy is a key responsibility of the Board. The Board believes that overseeing and monitoring strategy is a continuous process and takes a multilayered approach in exercising its duties. The Board dedicates one meeting each year to focus on business strategy, and elements of strategy are addressed in every Board meeting and embedded in the work of Board committees. This ongoing effort enables the Board to focus on Company performance over the short, intermediate and long term, as well as the quality of operations. In addition to financial and operational performance, non-financial measures, including sustainability goals, are discussed regularly by the Board and Board committees.

While the Board and its committees oversee strategic planning, Company management is charged with executing the business strategy. To monitor performance against the Company’s strategic goals, the Board receives regular updates and actively engages in dialogue with our Company’s senior leaders. These boardroom discussions are enhanced with “hands-on” experiences, such as market visits, which provide Directors an opportunity to see strategy execution first hand.

The Board’s oversight and management’s execution of business strategy are viewed with a long-term mindset and a focus on assessing both opportunities for and potential risks to the Company.

Oversight of Risk

Inherent in the Board’s responsibilities is an understanding and oversight of the various risks facing the Company. The Board does not view risk in isolation. Risks are considered in virtually every business decision. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk taking is essential for the Company to be competitive on a global basis and to achieve the Company’s long-term strategic objectives. Effective risk oversight is an important priority of the Board. The Board has implemented a risk governance framework designed to:

understand critical risks in the Company’s business and strategy;

allocate responsibilities for risk oversight among the full Board and its committees;

evaluate the Company’s risk management processes and whether they are functioning adequately;

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facilitate open communication between management and Directors; and

foster an appropriate culture of integrity and risk awareness.

The Company believes that its Board leadership structure supports the risk oversight function of the Board. The Board implements its risk oversight function both as a whole and through delegation to Board committees, which meet regularly and report back to the Board. The Board Committees section beginning on page 30 includes a summary of the risk oversight focus area of the committees.

While the Board and its committees oversee risk management, Company management is charged with managing risk. The Company has robust internal processes and an effective internal control environment that facilitate the identification and management of risks and regular communication with the Board. These include an enterprise risk management program, a Risk Council and Risk Steering Committee, regular internal management Disclosure Committee meetings, Codes of Business Conduct, robust product quality standards and processes, a strong Legal Department and Ethics and Compliance Office, and a comprehensive internal and external audit process. The Board and the Audit Committee monitor and oversee the evaluation of the effectiveness of the internal controls and the risk management program. Management communicates routinely with the Board, Board committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

To learn more about risks facing the Company, you can review the factors included in Part I, “Item 1A. Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”). The risks described in the Form 10-K are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company’s business, financial condition or results of operations in future periods.

Management Development and Succession Planning

The Board believes that one of its primary responsibilities is to oversee the development and retention of senior management talent and to ensure that an appropriate succession plan is in place for our Chief Executive Officer and other members of senior management. The Management Development Committee, together with the Chief Executive Officer, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare senior leaders for greater responsibilities. In addition, the Management Development Committee regularly discusses recommendations and evaluations from the Chief Executive Officer as to potential successors to fill such senior positions. The Chief Executive Officer also provides a regular review to the Management Development Committee assessing the members of the executive leadership team and his or her potential to succeed him. This review includes a discussion about development plans for senior leaders to help prepare them for future succession and contingency plans in the event the Chief Executive Officer is unable to serve for any reason (including death or disability). While the Management Development Committee has the primary responsibility to develop succession plans for the Chief Executive Officer position, it regularly reports to the Board and decisions are made at the Board level.

Board Leadership Structure

The Company’s governance framework provides the Board with the flexibility to select the appropriate Board leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s shareowners.

Having the flexibility to select the appropriate structure based on the specific needs of the business is critical, and it is part of the judgment the Board believes it should exercise. The Board understands that Board leadership structure is an important topic for many shareowners, and the Board takes shareowner feedback into account when making determinations around Board leadership structure.

Leadership Structure – Details and Rationale

Our current Board leadership structure is comprised of a Chairman of the Board, who is not independent, a Chief Executive Officer, a Lead Independent Director, Board committees led primarily by independent Directors and active engagement by all Directors. The totality of the work of the Board is spread through our committee structure, and this structure ensures strong, independent leadership by a majority of Directors.

As part of each regularly scheduled Board meeting, the non-employee Directors meet in executive session without the Chief Executive Officer or Chairman of the Board present. These meetings allow non-employee Directors to discuss issues of importance to the Company, including the business and affairs of the Company as well as matters concerning management, without any member of management present.

The duties and responsibilities of the Chairman of the Board, the Lead Independent Director and the Chief Executive Officer are described in the table below and are set forth in the Company’s By-Laws and Corporate Governance Guidelines.

We have historically combined the roles of Chairman of the Board and Chief Executive Officer, and our Board has been satisfied that a combined Chairman and Chief Executive Officer structure has served our shareowners well over time. Under our current governance structure, the Board has the flexibility to ensure the appropriate Board leadership structure based on the specific needs of the business at the time.

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In December 2016, the Board decided to split the roles when it appointed James Quincey to succeed Muhtar Kent as Chief Executive Officer. In order to facilitate an orderly succession plan, effective May 1, 2017, Mr. Kent was appointed to continue as Chairman of the Board, with primary responsibility for leading the Board, and Mr. Quincey assumed the role of Chief Executive Officer, with complete accountability for the Company’s strategic direction and operations. Mr. Quincey was also elected as a Director at the 2017 Annual Meeting, and Sam Nunn was reappointed by the Board to serve as the Lead Independent Director.

Consistent with our commitment to good corporate governance practices, at least one executive session of the non-employee Directors each year will include a review of the Board’s leadership structure and consideration of whether the position of Chairman of the Board should be held by the Chief Executive Officer. In February 2018, the Committee on Directors and Corporate Governance evaluated the current Board leadership structure and recommended that the Board continue with the current structure, noting the success of the partnership between Mr. Quincey and Mr. Kent in executing Board-aligned strategies in what continues to be a critical time during the transformation of the Company. The Board will continue to periodically evaluate the Board leadership structure to ensure that the Board’s structure is appropriate in light of the needs of the business.

DUTIES AND RESPONSIBILITIES

Chairman of the Board	Chief Executive Officer

  Presides over meetings of the Board.

  Presides over meetings of shareowners.

  Consults and advises the Board and its committees on the business and affairs of the Company.

  Performs such other duties as may be assigned by the Board.

In general charge of the affairs of the Company, subject to the overall direction and supervision of the Board and its committees and subject to such powers as reserved by the Board.

Lead Independent Director

  Presides at all meetings of the Board at which the Chairman of the Board is not present, including all meetings of independent Directors and non-employee Directors.

  Encourages and facilitates active participation of all Directors.

  Serves as a liaison between the independent Directors and the Chairman of the Board on sensitive issues and otherwise when appropriate.

  Approves Board meeting materials for distribution to and consideration by the Board.

  Approves Board meeting agendas after conferring with the Chairman of the Board and other members of the Board, as appropriate, and may add agenda items at his or her discretion.

  Approves Board meeting schedules to assure that there is sufficient time for discussion of all agenda items.

  Has the authority to call meetings of the independent Directors.

  Leads the Board’s annual evaluation of the Chairman of the Board and Chief Executive Officer.

  Monitors and coordinates with management on corporate governance issues and developments.

  Available to advise the committee chairs in fulfilling their designated roles and responsibilities to the Board.

  Available for consultation and communication with shareowners where appropriate, upon reasonable request.

  Performs such other functions as the Board or other Directors may request.

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Board Committees

The Board has an Audit Committee, a Compensation Committee, a Committee on Directors and Corporate Governance, an Executive Committee, a Finance Committee, a Management Development Committee and a Public Issues and Diversity Review Committee. The Board has adopted a written charter for each of these committees, which is available on the Company’s website www.coca-colacompany.com, by clicking on “Investors” and then “Corporate Governance.” Information about each committee is provided below.

AUDIT COMMITTEE

Meetings Held in 2017: 9
Members[1]	Independence[2]	Skills/Qualifications
Ronald W. Allen (Chair)
Marc Bolland
Richard M. Daley
David B. Weinberg

1	Ms. Tsay will be appointed to the Audit Committee, if elected.

2	The Board has designated each of Messrs. Allen and Weinberg as an “Audit Committee financial expert.” Each member is financially literate and meets the independence requirements of the NYSE, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Company’s Corporate Governance Guidelines.

Additional information regarding the Audit Committee can be found beginning on page 84.

Primary Responsibilities:

Represents and assists the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company’s financial statements.

Oversees the Company’s compliance with legal and regulatory requirements, the Independent Auditors’ qualifications and independence, the performance of the Company’s internal audit function and the Independent Auditors, the Company’s ethical compliance programs, including the Company’s Codes of Business Conduct, and the Company’s quality and food safety programs, workplace and distribution safety programs and information technology security programs.

Oversees the Company’s enterprise risk management (“ERM”) program and has direct oversight over certain risks within the ERM framework. Periodically receives reports on and discusses governance of the Company’s risk assessment and risk management processes and reviews significant risks and exposures identified to the Committee (whether financial, operating or otherwise), and management’s steps to address them.

Risk Oversight Focus Area:

The Company’s financial statements, the financial reporting process, accounting and legal matters, the internal audit function, ethics programs (including the Codes of Business Conduct), quality and food safety programs, workplace and distribution safety programs and information technology security programs, including cybersecurity.

COMPENSATION COMMITTEE

Meetings Held in 2017: 9
Members[1]	Independence[2]	Skills/Qualifications
Maria Elena Lagomasino (Chair)
Helene D. Gayle
Alexis M. Herman

1	Mr. Davis will be appointed to the Compensation Committee, if elected.

2	Each member of the Compensation Committee meets the independence requirements of the NYSE, the Internal Revenue Code of 1986, as amended (the “Tax Code”) and the Company’s Corporate Governance Guidelines.

Additional information regarding the Compensation Committee can be found beginning on page 46.

Primary Responsibilities:

Responsible for evaluating and approving compensation plans, policies and programs applicable primarily to the Company’s senior executive group, which includes all individuals subject to Section 16 of the 1934 Act.

Approves all equity awards to employees, including stock options, performance share units, restricted stock and restricted stock units.

Maintains sole authority to retain, terminate, approve fees and other terms of engagement of its compensation consultant and to obtain advice and assistance from internal or external legal, accounting or other advisors.

Understands and considers shareowner viewpoints on compensation.

Risk Oversight Focus Area:

The Company’s compensation philosophy and programs, including incorporating features that mitigate risk without diminishing the incentive nature of compensation.

Legend: Key Qualifications and Experience (see page 16)

High level of financial experience	Relevant senior leadership/ Chief Executive Officer experience	Broad international exposure/emerging market experience	Diversity of race, ethnicity, gender, age, cultural background or professional experience	Extensive knowledge of the Company’s business and/or industry	Marketing experience	Innovation/ technology experience	Governmental or geopolitical expertise	Risk oversight/ management expertise

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COMMITTEE ON DIRECTORS AND CORPORATE GOVERNANCE

Meetings Held in 2017: 5
Members	Independence[1]	Skills/Qualifications
Sam Nunn (Chair)
Ana Botín
Richard M. Daley
Barry Diller
Maria Elena Lagomasino

1	Each member of the Committee on Directors and Corporate Governance meets the independence requirements of the NYSE and the Company’s Corporate Governance Guidelines.

Additional information regarding the Committee on Directors and Corporate Governance can be found beginning on page 13.

Primary Responsibilities:

Responsible for considering and making recommendations concerning Director nominees and the function and needs of the Board and its committees.

Regularly reviews the Company’s Corporate Governance Guidelines and provides oversight of the corporate governance affairs of the Board and the Company consistent with the long-term best interests of the Company and its shareowners.

Coordinates the annual Board, committee and Director evaluation process, which is led by the Lead Independent Director.

Understands and considers shareowner viewpoints on corporate governance matters.

Risk Oversight Focus Area:

The Company’s governance practices, Board composition and refreshment and committee leadership.

EXECUTIVE COMMITTEE

Meetings Held in 2017: 1
Members	Independence	Skills/Qualifications
Muhtar Kent (Chair)
Herbert A. Allen
Barry Diller

Primary Responsibilities:

Authorized to exercise the power and authority of the Board between meetings, except the powers reserved for the Board or the shareowners under the Delaware General Corporation Law. If matters are delegated to the Executive Committee by the Board, the Committee may act at a meeting or by written consent in lieu of a meeting.

FINANCE COMMITTEE

Meetings Held in 2017: 5
Members	Independence	Skills/Qualifications
Barry Diller (Chair)
Herbert A. Allen
Ronald W. Allen
Robert A. Kotick
Sam Nunn

Primary Responsibilities:

Helps the Board fulfill its responsibilities relating to oversight of the Company’s financial affairs, including reviewing and recommending to the Board dividend policy, capital expenditures, debt and other financings, major strategic investments and other transactions.

Oversees the Company’s policies and procedures on risk management, hedging, swaps and other derivative transactions.

Risk Oversight Focus Area:

The Company’s capital structure, pension plan investments, currency risk and hedging programs, taxes, mergers and acquisitions and capital projects.

Legend: Key Qualifications and Experience (see page 16)

High level of financial experience	Relevant senior leadership/ Chief Executive Officer experience	Broad international exposure/emerging market experience	Diversity of race, ethnicity, gender, age, cultural background or professional experience	Extensive knowledge of the Company’s business and/or industry	Marketing experience	Innovation/ technology experience	Governmental or geopolitical expertise	Risk oversight/ management expertise

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MANAGEMENT DEVELOPMENT COMMITTEE

Meetings Held in 2017: 4
Members	Independence	Skills/Qualifications
Herbert A. Allen (Chair)
Barry Diller
Robert A. Kotick
Maria Elena Lagomasino

Primary Responsibilities:

Helps the Board fulfill its responsibilities relating to oversight of talent development for senior positions and succession planning.

Risk Oversight Focus Areas:

Management development and succession planning across senior management positions.

PUBLIC ISSUES AND DIVERSITY REVIEW COMMITTEE

Meetings Held in 2017: 4
Members[1]	Independence	Skills/Qualifications
Alexis M. Herman (Chair)
Helene D. Gayle
Sam Nunn
1	Howard G. Buffett served on the Public Issues and Diversity Review Committee until the 2017 Annual Meeting. Mr. Buffett did not stand for reelection at the 2017 Annual Meeting.

Primary Responsibilities:

Helps the Board fulfill its responsibilities relating to diversity, sustainability, corporate social responsibility and public issues of significance, which may affect shareowners, the Company, the business community and the general public.

Risk Oversight Focus Areas:

Issues that could pose significant reputational risk to the Company.

Meetings and Attendance

Regular meetings of the Board are held at such times as the Board may determine. Special meetings of the Board may be called by the Chairman, the Company’s Secretary or by a majority of the Directors by written request to the Secretary. Committee meetings can be called by the committee’s chair or by a majority of committee members.

In 2017, the Board held six meetings, and committees of the Board held a total of 37 meetings. Overall attendance at such meetings was approximately 99%. Each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2017.

Legend: Key Qualifications and Experience (see page 16)

High level of financial experience	Relevant senior leadership/ Chief Executive Officer experience	Broad international exposure/emerging market experience	Diversity of race, ethnicity, gender, age, cultural background or professional experience	Extensive knowledge of the Company’s business and/or industry	Marketing experience	Innovation/ technology experience	Governmental or geopolitical expertise	Risk oversight/ management expertise

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ADDITIONAL GOVERNANCE MATTERS

Shareowner Engagement

Our Board believes that shareowners should have line of sight into decisions made in the boardroom. We do this by making a full-time effort of building relationships and trust over time with our shareowners. We have for some time cultivated meaningful and value-added relationships with our shareowners through an engagement program that is management-led and overseen by the Board.

Shareowner Engagement
Our longstanding commitment to shareowner engagement includes:
An engagement program that is management-led and overseen by the Board
Dedicated resources to actively engage with shareowners on a variety of topics throughout the year
Engagements designed to address questions and concerns, seek input and provide perspective on Company policies and practices
Feedback provided to the Board on a regular basis and reflected in enhancements to policies and practices

The Board long ago established dedicated resources to actively engage with shareowners. The Company engages with shareowners on a variety of topics throughout the year to ensure we are addressing questions and concerns, to seek input and to provide perspective on Company policies and practices.

Shareowner feedback from this engagement is considered by the Board and reflected in enhancements to policies and practices. One recent example is our adoption of a proxy access bylaw, which the Board adopted following several months of thoughtful discussions with shareowners.

In addition to direct engagement, the Company has instituted a number of complementary mechanisms that allow shareowners to effectively communicate a point of view with the Board, including:

✹

the annual election of Directors and a majority vote standard (see page 17);

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the annual advisory vote to approve executive compensation (see page 45);

✹

our commitment to thoughtfully consider shareowner proposals submitted to the Company (see page 97);

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the ability to attend and voice opinions at the Annual Meeting of Shareowners (see page 94);

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our dedicated 2018 Annual Meeting page on our Company website (see page 95);

✹

the ability to direct communications to individual Directors or the entire Board (see page 96);

✹

adoption of a proxy access bylaw (see page 17); and

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a quarterly newsletter for our shareowners (see www.coca-colacompany.com/shareowner-newsletter-signup).

Public Policy Engagement

We participate in public policy discussions on issues related to our industry and business priorities, our more than 700,000 system associates, our shareowners and the communities we serve.

In the U.S., our Company and our affiliated political action committees comply with applicable laws and other requirements regarding contributions to political organizations; candidates for federal, state and local public office; ballot measure campaigns; political action committees; and trade associations. We engage with these organizations and individuals to make our views clear and uphold our commitment to help support the communities in which we operate. We base our U.S. political contributions on many considerations, supporting candidates whose priorities align with those of our Company when it comes to core issues that affect our business.

The Public Issues and Diversity Review Committee of our Board of Directors reviews our advocacy efforts, including political contributions. See page 32 for more information about the Public Issues and Diversity Review Committee. Additional information about our public policy engagement efforts, including our political contributions policy and a report of U.S. political contributions from our Company and from associate-funded programs, which include The Coca-Cola Company Nonpartisan Committee for Good Government and various other state political action committees, can be viewed on our Company website, www.coca-colacompany.com, by clicking on “Investors” and then “Public Policy Engagement.”

Sustainability

We are committed to integrating sustainability into our everyday actions to help create value for shareowners and the communities in which we operate. We recognize that the sustainability of our business is directly linked to the sustainability of the communities we serve. In everything we do, we aim to strengthen the foundations of our business and communities so all can thrive long

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into the future. Our approach to sustainability is guided by our vision to create social value and make a positive difference in the world, by building stronger communities and working to protect the environment. Working collaboratively with our bottling partners, we share best practices and knowledge to build business resiliency and better manage water resources. We work with partners at every stage of our value chain, from ingredient sourcing to packaging recovery. We strive to grow with conscience, add value across our system and help bring opportunities to every corner of the world; and we have an ongoing focus on enabling the economic empowerment of women along the way.

The Public Issues and Diversity Review Committee of our Board of Directors reviews the nature and scope of the Company’s sustainability goals and the Company’s progress toward achieving those goals. The Committee also receives, at least annually, presentations by the Chief Sustainability Officer, and others as required, related to the accomplishment of the Company’s sustainability goals. See page 32 for more information about the Public Issues and Diversity Review Committee.

In addition, our pay-for-performance philosophy awards executives in a way that motivates them to operate the Company’s business in a profitable and sustainable manner.

To learn more about the Company’s sustainability efforts, including our comprehensive sustainability commitments, please view our current Sustainability Report on the Company’s website, by visiting www.coca-colacompany.com/sustainability.

Special Meeting of Shareowners

Our By-Laws provide that a special meeting of shareowners may be called by the Chairman of the Board, the Chief Executive Officer, a majority of our Board or the Secretary, if appropriately requested by a person (or group of persons) beneficially owning at least a 25% “net long position” of the Company’s Common Stock. A shareowner’s “net long position” is generally defined as the amount of Common Stock in which the shareowner holds a positive (also known as “long”) economic interest, reduced by the amount of Common Stock in which the shareowner holds a negative (also known as “short”) economic interest.

Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies

The Company’s anti-hedging policy prohibits Directors, the Company’s executive officers and other designated employees from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s Common Stock, including prepaid variable forward contracts, equity swaps, collars and exchange funds. Directors, the Company’s executive officers and other designated employees are also prohibited from engaging in short sales related to the Company’s Common Stock. All other employees are discouraged from entering into hedging transactions and engaging in short sales related to Common Stock.

The Company’s anti-pledging policy discourages any pledging of the Company’s Common Stock, including holding Common Stock in a margin account. In addition, Directors and the Company’s executive officers are required to obtain pre-approval from the Company’s General Counsel before pledging shares of Common Stock. Such approval will be granted only if the individual can clearly demonstrate the financial capacity to repay the loan without resorting to the pledged securities.

Codes of Business Conduct

The Company has adopted a Code of Business Conduct for Non-Employee Directors. In addition, the Company has adopted a Code of Business Conduct, which was relaunched in February 2018, that is applicable to the Company’s employees, including the Named Executive Officers. Our associates, bottling partners, suppliers, customers and consumers can ask questions about our Code and other ethics and compliance issues, or report potential violations, through EthicsLine, a global Internet and telephone information and reporting service. The Codes of Business Conduct and information about EthicsLine are available on the Company’s website at www.coca-colacompany.com, by clicking on “Investors,” then “Corporate Governance” and then “Code of Business Conduct.” In the event the Company amends or waives any of the provisions of the Code of Business Conduct applicable to our principal executive officer, principal financial officer or controller that relates to any element of the definition of “code of ethics” enumerated in Item 406(b) of Regulation S-K under the 1934 Act, the Company intends to disclose these actions on the Company’s website.

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View the Company’s Governance Materials

You can view the Company’s governance materials, including the Certificate of Incorporation, By-Laws, Corporate Governance Guidelines and Board Committee Charters on the Company’s website, www.coca-colacompany.com, by clicking on “Investors” and then “Corporate Governance.” Instructions on how to obtain copies of these materials are included in the response to question 29, on page 96.

Communicate with the Board

The Board has established a process to facilitate communication by shareowners and other interested parties with Directors. Communications can be addressed to Directors in care of the Office of the Secretary, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301 or by e-mail to asktheboard@coca-cola.com.

Communications may be distributed to all Directors, or to any individual Director, as appropriate. At the direction of the Board, all mail received may be opened and screened for security purposes. In addition, items that are unrelated to the duties and responsibilities of the Board shall not be distributed. Such items include, but are not limited to:

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spam;

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junk mail and mass mailings;

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product complaints or inquiries;

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new product suggestions;

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resumes and other forms of job inquiries;

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surveys; and

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business solicitations or advertisements.

In addition, material that is trivial, obscene, unduly hostile, threatening or illegal or similarly unsuitable items will be excluded; however, any communication that is excluded will be made available to any independent, non-employee Director upon request.

To answer the many questions we receive about our Company and our products, we offer detailed information about common areas of interest on the “Contact Us” page of our website, www.coca-colacompany.com/contact-us.

DIRECTOR COMPENSATION

The Committee on Directors and Corporate Governance is responsible for reviewing and making recommendations to the Board regarding all matters pertaining to compensation paid to Directors for Board, committee and committee chair services. Under the Committee on Directors and Corporate Governance’s charter, the Committee is authorized to engage consultants or advisors in connection with its review and analysis of Director compensation, although it did not engage any consultants or advisors in 2017. Directors who also serve as employees of the Company do not receive payment for service as Directors.

In making non-employee Director compensation recommendations, the Committee on Directors and Corporate Governance takes various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as committee chairs, and the form and amount of compensation paid to Directors by comparable companies. The Board reviews the recommendations of the Committee on Directors and Corporate Governance and determines the form and amount of Director compensation.

Director compensation is provided under The Coca-Cola Company Directors’ Plan effective January 1, 2013 (the “Directors’ Plan”), which is described further below. The Committee on Directors and Corporate Governance and the Board believe that the Directors’ Plan:

✹

ties the majority of Directors’ compensation to shareowner interests because the value of share units fluctuates up or down depending on the stock price;

✹

focuses on the long term, since the share units are not paid until after the Director leaves the Board; and

✹

is equitable based on the work required of Directors serving an entity of the Company’s size and scope.

2017 Annual Compensation

In 2017, the Committee on Directors and Corporate Governance undertook a review of the compensation paid to our Directors relative to the Company’s comparator group (see page 61) and other publicly available information. Based on this review, the Committee on Directors and Corporate Governance recommended, and the Board agreed, that no changes should be made to Director compensation in 2017. There have been no increases in compensation paid to our Directors since 2013. Under the Directors’ Plan, 2017 annual compensation to non-employee Directors consisted of $50,000 paid in cash in quarterly installments and $200,000 credited in deferred share units. Non-employee Directors have the option of deferring all or a portion of their cash compensation into share units that are paid out in cash after leaving the Board. The number of share units awarded to non-employee Directors is equal to the number of shares of Common Stock that could be purchased on the open market for $200,000 on April 1 (or the immediately preceding business day if

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April 1 is not a business day). Share units do not have voting rights but are credited with hypothetical dividends that are reinvested in additional units to the extent dividends on Common Stock are received by shareowners. Share units will be paid out in cash on the later of (i) January 15 of the year following the year in which the Director leaves the Board and (ii) six months after the Director leaves the Board. Directors may elect to take their payout in a lump sum or in up to five annual installments.

In addition, each non-employee Director who served as a committee chair in 2017 received an additional $20,000 in cash.

Directors do not receive fees for attending Board or committee meetings. Non-employee Directors are reimbursed for reasonable expenses incurred in connection with Board-related activities.

The following table details the total compensation of the Company’s non-employee Directors for the year ended December 31, 2017.

2017 Director Compensation Table

Name[1] (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Herbert A. Allen	$70,000	$200,000	$0	$0	$0	$281	$ 270,281
Ronald W. Allen	70,000	200,000	0	0	0	3,167	273,167
Marc Bolland	50,000	200,000	0	0	0	198	250,198
Ana Botín	50,000	200,000	0	0	0	198	250,198
Howard G. Buffett[2]	25,000	40,000	0	0	0	5,949	70,949
Richard M. Daley	50,000	200,000	0	0	0	1,145	251,145
Barry Diller	70,000	200,000	0	0	0	3,027	273,027
Helene D. Gayle	50,000	200,000	0	0	0	198	250,198
Alexis M. Herman	70,000	200,000	0	0	0	8,882	278,882
Robert A. Kotick	50,000	200,000	0	0	0	198	250,198
Maria Elena Lagomasino	70,000	200,000	0	0	0	13,213	283,213
Sam Nunn	70,000	200,000	0	0	0	41,887	311,887
David B. Weinberg	50,000	200,000	0	0	0	1,046	251,046
1

James Quincey and Muhtar Kent are Company employees and therefore receive no compensation under the Directors’ Plan.

2

Mr. Buffett did not stand for election at the 2017 Annual Meeting of Shareowners. Therefore, the information above reflects his service on the Board through April 25, 2017.

Fees Earned or Paid in Cash (Column (b))

The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each non-employee Director in 2017, whether or not such fees were deferred. In addition to the $50,000 annual cash fees, each of Mses. Herman and Lagomasino, and Messrs. H. Allen, R. Allen, Diller and Nunn received an additional $20,000 for service as a committee chair.

Ms. Botín and Messrs. Daley, Kotick and Weinberg each deferred their 2017 cash compensation into 1,175 share units. Ms. Lagomasino and Messrs. R. Allen, Diller and Nunn each deferred their 2017 cash compensation into 1,646 share units. The number of share units is equal to the number of shares of Common Stock that could be purchased for the deferred amount based on the average of the high and low prices of a share of Common Stock on March 31, 2017.

Stock Awards (Column (c))

The amounts reported in the Stock Awards column reflect the grant date fair value associated with each non-employee Director’s share units that are required to be deferred under the Directors’ Plan, calculated in accordance with the provisions of the Financial Accounting Standards Board Accounting Standards Codification 718, Compensation–Stock Compensation (“ASC Topic 718”).

The table below shows the number of outstanding share units held by each non-employee Director, and Mr. Buffett, who served on the Board for a portion of 2017, as of December 29, 2017, the last trading day of the year.

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Director	Outstanding Share Units as of 12/29/2017
Mr. H. Allen	87,662
Mr. R. Allen	88,984
Mr. Bolland	14,889
Ms. Botín	27,921
Mr. Buffett	31,679
Mr. Daley	39,107
Mr. Diller	123,999
Ms. Gayle	25,372
Ms. Herman	48,404
Mr. Kotick	37,270
Ms. Lagomasino	53,615
Mr. Nunn	151,344
Mr. Weinberg	17,252

All Other Compensation (Column (g))

As described further below, the amounts reported in the All Other Compensation column reflect, where applicable, Company matching gifts to nonprofit organizations, medical and dental insurance, the costs of Company products provided to Directors without charge, certain amenities and gifts provided to Directors in a connection with a Board meeting and a global system meeting, and the premiums for life insurance (including accidental death and dismemberment and business travel accident coverage). In addition, infrequently, spouses and guests of Directors may ride along on Company aircraft for personal reasons when the aircraft is already going to a specific destination for a business reason, which has minimal incremental cost to the Company. When this occurs, a nominal amount is included in the All Other Compensation column. In addition, income is imputed to the Director for income tax purposes and the Director is not provided a tax reimbursement.

Perquisites and Other Personal Benefits

The Directors are eligible to participate in the Company’s matching gifts program, which is the same program available to all U.S.-based employees and retirees. In 2017, this program matched up to $10,000 of charitable contributions on a two-for-one basis to tax-exempt arts, cultural, environmental and educational organizations. The amounts paid by the Company to match gifts made by the non-employee Directors in 2017 under this program are set forth in the table below. The total cost of matching contributions on behalf of the non-employee Directors for 2017 gifts was $22,000.

Name	Matching Gifts
Mr. R. Allen	$2,000
Mr. Nunn	20,000

For Directors who elected coverage prior to 2006 (Mr. Nunn), the Company provides medical and dental coverage on the same terms and at the same cost as available to U.S. Company employees. This coverage was discontinued in 2006 for all other Directors. The total cost for this health coverage in 2017 was $11,561.

To help expand the Directors’ knowledge of the Company’s products, the Company provides certain products to Directors’ offices without charge. The total cost incurred by the Company in 2017 for products provided to non-employee Directors was $40,897.

In connection with a Board meeting and a global system meeting, Directors received certain amenities and gifts, the total cost of which was $2,656.

Insurance Premiums

For Directors who elected coverage prior to 2006, the Company provides life insurance coverage, which includes $30,000 term life insurance and $100,000 group accidental death and dismemberment insurance. This coverage was discontinued in 2006 for all other Directors. The Company cost for this insurance for participating non-employee Directors is set forth in the table below. The total cost for these insurance benefits to the participating non-employee Directors in 2017 was $2,158.

Name	Life Insurance Premiums
Mr. R. Allen	$738
Mr. Diller	682
Mr. Nunn	738

Business travel accident insurance coverage of $200,000 is provided to all non-employee Directors while traveling on Company business, at a Company cost of $1 per Director per year.

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DIRECTOR INDEPENDENCE AND RELATED PERSON TRANSACTIONS

Independence Determinations

Under the corporate governance listing standards of the NYSE and the Company’s Corporate Governance Guidelines, the Board must consist of a majority of independent Directors. In making independence determinations, the Board observes NYSE and SEC criteria and considers all relevant facts and circumstances. Under NYSE corporate governance listing standards, to be considered independent:

✹

the Director must not have a disqualifying relationship, as defined in the NYSE standards; and

✹

the Board must affirmatively determine that the Director otherwise has no material relationship with the Company directly, or as an officer, shareowner or partner of an organization that has a relationship with the Company. To aid in the Director independence assessment process, the Board has adopted categorical standards that identify categories of relationships that the Board has determined would not affect a Director’s independence. These categorical standards, which are part of the Company’s Corporate Governance Guidelines, are described below.

Categorical Standards

The following will not be considered material relationships that would impair a Director’s independence:

Immaterial Sales/Purchases

The Director is an executive officer or employee or any member of his or her immediate family is an executive officer of any other organization that does business with the Company and the annual sales to, or purchases from, the Company are less than $1 million or 1% of the consolidated gross revenues of such organization, whichever is more.

Immaterial Indebtedness

The Director or any member of his or her immediate family is an executive officer of any other organization which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than $1 million or 1% of the total consolidated assets of the organization on which the Director or any member of his or her immediate family serves as an executive officer, whichever is more.

Immaterial Position

The Director is a director or trustee, but not an executive officer, or any member of his or her immediate family is a director, trustee or employee, but not an executive officer, of any other organization (other than the Company’s outside auditing firm) that does business with, or receives donations from, the Company.

Immaterial Ownership	The Director or any member of his or her immediate family holds a less than 10% interest in any other organization that has a relationship with the Company.
Immaterial Nonprofit Relationship

The Director or any member of his or her immediate family serves as an executive officer of a charitable or educational organization which receives contributions from the Company in a single fiscal year of less than $1 million or 2% of that organization’s consolidated gross revenues, whichever is more.

In addition, when determining Director independence, the Board does not consider transactions:

✹

with entities for which a Director or an immediate family member served only as a director or trustee;

✹

of less than $120,000; and

✹

with entities in which the Director’s or an immediate family member’s only interest is a less than 10% ownership interest.

The Board, through its Committee on Directors and Corporate Governance, annually reviews all relevant business relationships any Director nominee and any person who served as a Director during 2017 may have with the Company. As a result of its annual review, the Board has determined that none of the following Director nominees has a material relationship with the Company and, as a result, such Director nominees are independent: Ronald W. Allen, Marc Bolland, Ana Botín, Richard M. Daley, Christopher C. Davis, Barry Diller, Helene D. Gayle, Alexis M. Herman, Robert A. Kotick, Maria Elena Lagomasino, Sam Nunn, Caroline J. Tsay and David B. Weinberg. In addition, the Board determined that Howard G. Buffett, who served as a Director for a portion of 2017, was independent. None of the Directors who were determined to be independent had any relationships that were outside the categorical standards identified above.

Muhtar Kent is Chairman of the Board and also served as the Company’s Chief Executive Officer through April 30, 2017 and therefore is not an independent Director. James Quincey has served as the Company’s President and Chief Executive Officer since May 1, 2017 and therefore is not an independent Director. Even though Herbert A. Allen is not currently determined to be independent, he contributes greatly to the Board and the Company through his wealth of experience, expertise and judgment.

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All of the Directors who serve as members of the Audit Committee, Compensation Committee and Committee on Directors and Corporate Governance are independent as required by the NYSE corporate governance rules. Under these rules, Audit Committee members also satisfy the separate SEC independence requirements, and the Compensation Committee members satisfy the additional NYSE independence requirements.

The table below summarizes the relationships that were considered in connection with the independence determinations. None of the transactions described below were considered material relationships that impacted the applicable Director’s independence.

Director	Categorical Standard	Description of Relationship
Ana Botín	Immaterial Sales/Purchases

The Board examined the Company’s relationship with Banco Santander, S.A. where Ana Botín, one of our Directors, is Executive Chair. The Board determined that the relationship was not material since (i) the amounts involved were less than 1% of the consolidated gross revenues of Banco Santander, S.A., (ii) the Company’s investment of excess cash with Banco Santander, S.A. in the ordinary course of business generated market rate interest returns and the payments to Banco Santander, S.A. were for underwriting and other banking services in the ordinary course of business and (iii) the Company has had a relationship with Banco Santander, S.A. for many years prior to Ms. Botín’s service as a Director of the Company.

Howard G. Buffett	Immaterial Sales/Purchases

The Board examined the Company’s relationship with Berkshire Hathaway Inc. (“Berkshire Hathaway”) and its subsidiaries and affiliates. Howard G. Buffett is a Director of Berkshire Hathaway and his father, Warren E. Buffett, is the Chairman of the Board, Chief Executive Officer and major stockholder of Berkshire Hathaway. This relationship is described beginning on page 40. The Board determined that the relationship was not material since (i) the amounts involved were less than 1% of the consolidated gross revenues of Berkshire Hathaway; (ii) the payments made and received were for various products and services in the ordinary course of business; and (iii) the Company has had a relationship with most of these entities for many years prior to when they were owned by Berkshire Hathaway and prior to Mr. Buffett’s service as a Director of the Company.

Barry Diller	Immaterial Sales/Purchases

The Board examined payments made by the Company to IAC/InterActiveCorp and its subsidiaries (“IAC”) where Barry Diller, one of our Directors, is Chairman of the Board and Senior Executive. The Board determined that the relationship was not material since (i) the amounts involved were less than 1% of the consolidated gross revenues of IAC; (ii) the payments were for online advertising and digital media promotions in the ordinary course of business; and (iii) the Company has had a relationship with IAC’s predecessor companies for many years prior to Mr. Diller’s service as a Director of the Company.

Related Person Transaction Policy and Process

A “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and, as relates to Directors or shareowners who have an ownership interest in the Company of more than 5%, the amount involved exceeds $120,000, and in which any Related Person (defined below) had, has or will have a direct or indirect material interest. Under Company policy, there is no threshold amount applicable to executive officers with regard to Related Person Transactions.

A “Related Person” means:

✹

any person who is, or at any time during the applicable period was, a Director of the Company or a nominee for Director or an executive officer;

✹

any person who is known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock;

✹

any immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Director, nominee for Director, executive officer or more than 5% beneficial owner of Common Stock, and any person (other than a tenant or employee) sharing the household of such Director, nominee for Director, executive officer or more than 5% beneficial owner of Common Stock; and

✹

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

In general, the Company will enter into or ratify Related Person Transactions only when the Board, acting through the Committee on Directors and Corporate Governance, determines that the Related Person Transaction is reasonable and fair to the Company. When considering whether a Related Person Transaction is reasonable and fair to the Company, the Committee considers, among other things, the evaluation of the transaction by employees directly involved and the recommendation of the Chief Financial Officer. In addition, any Related Person Transaction involving an executive officer must be pre-approved by the Chief Executive Officer and any Related Person Transaction involving the Chief Executive Officer or a beneficial owner of more than 5% of the outstanding Common Stock must be submitted to the Audit Committee for approval.

Many transactions that constitute Related Person Transactions are ongoing, and some arrangements predate any relationship with the Director or predate the Director’s relationship with the Company. When a transaction is ongoing, any amendments or changes are reviewed, and the transaction is reviewed annually for reasonableness and fairness to the Company.

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Identifying possible Related Person Transactions involves the following procedures:

✹

Directors, Director nominees, executive officers and beneficial owners of more than 5% of the outstanding Common Stock are asked to complete customary annual questionnaires.

✹

Directors and Director nominees are required to annually verify and update information about (i) where the Director is an employee, director or executive officer; (ii) each entity where an immediate family member of a Director is an executive officer; (iii) each firm, corporation or other entity in which the Director or an immediate family member is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest; and (iv) each charitable or educational organization where the Director or an immediate family member is an employee, executive officer, director or trustee.

When the Company receives the requested information from its Directors, Director nominees, executive officers and beneficial owners of more than 5% of the outstanding Common Stock, the Company compiles a list of all persons and entities, including all subsidiaries of the entities identified, that may give rise to a Related Person Transaction. The Office of the Secretary reviews the updated list and expands the list if necessary, based on a review of SEC filings, Internet searches and applicable websites.

For 2017, the list of approximately 3,900 persons and entities was distributed within the Company to identify any potential transactions. This list was also sent to each of the Company’s approximately 400 accounting locations to be compared to payments and receipts. All ongoing transactions, along with payment and receipt information, were compiled for each person and entity. The information was reviewed and relevant information was presented to the Committee on Directors and Corporate Governance or the Audit Committee, as applicable.

Details regarding Related Person Transactions are included in the charters for the Committee on Directors and Corporate Governance and the Audit Committee and in our Codes of Business Conduct. These documents can be found on the Company’s website, www.coca-colacompany.com, by clicking on “Investors” and then clicking on “Corporate Governance.”

Certain Related Person Transactions

The Board, acting through the Committee on Directors and Corporate Governance, believes that the following related person transactions are reasonable and fair to the Company.

Herbert A. Allen. Herbert A. Allen, one of our Directors, is President, Chief Executive Officer and a Director of Allen & Company Incorporated (“ACI”) and a principal shareowner of ACI’s parent. ACI is an indirect equity holder of Allen & Company LLC (“ACL”).

ACI has leased and subleased office space since 1977 in a building owned by one of our subsidiaries and located in New York City. ACI was a tenant prior to the subsidiary’s acquisition of the building. In June 2005, ACI assigned the lease and sublease to ACL. In November 2015, the lease was renewed for a term of approximately 18 years. In 2017, ACL paid approximately $6.4 million in rent and related expenses. In the opinion of management, the terms of the lease are fair and reasonable and as favorable to the Company as those that could have been obtained from unrelated third parties at the time of the execution of the lease.

Howard G. Buffett and Berkshire Hathaway. The father of Howard G. Buffett, who served as a Director of the Company for a portion of 2017, is Warren E. Buffett, Chairman of the Board, Chief Executive Officer and major stockholder of Berkshire Hathaway. Berkshire Hathaway’s holdings constituted 9.38% of the Company’s outstanding Common Stock as of February 26, 2018.

Burlington Northern Santa Fe, LLC (“BNSF”) is a wholly owned subsidiary of Berkshire Hathaway. In 2017, the Company paid BNSF approximately $204,000 in demurrage fees in the ordinary course of business.

Business Wire, Inc. (“Business Wire”) is a wholly owned subsidiary of Berkshire Hathaway. In July 2015, the Company and Business Wire entered into a new three-year services agreement under which Business Wire disseminates news releases for the Company. In 2017, the Company paid approximately $169,000 to Business Wire in the ordinary course of business. This business relationship was in place prior to Berkshire Hathaway’s acquisition of Business Wire in 2006.

FlightSafety International Inc. (“FlightSafety”) is a wholly owned subsidiary of Berkshire Hathaway. In 2014, the Company entered into a new five-year agreement with FlightSafety to provide pilot training services to the Company and a new three-year agreement with FlightSafety to provide flight attendant and mechanic training services to the Company. In 2016, the Company entered into a new three-year agreement with FlightSafety to provide flight attendant and mechanic training services to the Company, which replaced the previous three-year agreement. In 2017, the Company paid FlightSafety approximately $569,000 for training services in the ordinary course of business.

International Dairy Queen, Inc. (“IDQ”) is a wholly owned subsidiary of Berkshire Hathaway. In 2017, IDQ and its subsidiaries received promotional and marketing incentives from the Company totaling approximately $1.7 million in the ordinary course of business. This business relationship was in place for many years prior to Berkshire Hathaway’s acquisition of IDQ.

McLane Company, Inc. (“McLane”) is a wholly owned subsidiary of Berkshire Hathaway. In 2017, McLane and its subsidiaries paid approximately $914 million to the Company to purchase fountain syrup and other products in the ordinary course of business. Also in 2017, McLane and its subsidiaries received from the Company approximately $17 million in agency commissions, marketing payments and other fees relating to the sale of the Company’s products to customers in the ordinary course of business. This business relationship was in place for many years prior to Berkshire Hathaway’s acquisition of McLane in 2003.

Marmon Holdings, Inc. (“Marmon”) is a wholly owned subsidiary of Berkshire Hathaway. In January 2014, Marmon acquired Cornelius, Inc., Display Technologies, LLC and 3Wire Group, Inc. In 2017, the Company paid Cornelius, Inc. approximately $5.1 million for fountain equipment under a 2006 master agreement, which is renewed on an annual basis. In 2017, the Company paid Display Technologies, LLC approximately $2.3 million for shelving for in-store promotional

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programs under a three-year supply agreement entered into in February 2014. The term of this agreement was extended to December 31, 2017. In 2017, the Company paid 3Wire Group, Inc. approximately $14 million for fountain equipment parts under a 2005 master agreement, which is renewed on an annual basis. These business relationships were in place for many years prior to Marmon’s acquisition of these three entities and all payments were made in the ordinary course of business.

XTRA Lease LLC (“XTRA”) is a wholly owned subsidiary of Berkshire Hathaway. In 2017, the Company paid XTRA approximately $267,000 for the rental of trailers used to transport and store finished product in the ordinary course of business under the terms of a national account agreement with XTRA.

Berkshire Hathaway holds a significant equity interest in American Express Company (together with its subsidiaries, “American Express”). In 2013, the Company and American Express entered into a new five-year agreement under which American Express provides global credit card services to the Company. In 2017, American Express paid the Company approximately $1.3 million in rebates and incentives under the terms of the agreement and in the ordinary course of business.

Berkshire Hathaway holds a significant equity interest in Moody’s Corporation (“Moody’s”). In 2012, the Company and a subsidiary of Moody’s entered into a two-year agreement for rating services related to the Company’s commercial paper programs and debt offerings, which was renewed in 2015 for an additional two-year period. In 2017, the Company paid a subsidiary of Moody’s fees of approximately $1.5 million for rating services.

Berkshire Hathaway held a significant equity interest in Wells Fargo & Company (together with its subsidiaries, “Wells Fargo”) during a portion of 2017. In 2017, the Company paid Wells Fargo approximately $953,000 for commercial banking and equipment leasing services in the ordinary course of business.

In the opinion of management, all of the relationships between the Company and the entities affiliated with Berkshire Hathaway described above are fair and reasonable and as favorable to the Company as those that could have been obtained from unrelated third parties.

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SHARE OWNERSHIP

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Stock by each Director, each Director nominee, each individual named in the 2017 Summary Compensation Table on page 65, and our Directors, Director nominees and executive officers as a group, all as of February 26, 2018. Unless otherwise noted, voting power and investment power in Common Stock are exercisable solely by the named person.

Name	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares[1]	Additional Information
Herbert A. Allen	18,098,576	*

Includes 6,000,000 shares held by ACI, 31,045 shares held by 12 trusts of which Mr. Allen, in each case, is one of three to five trustees, and 30,000 shares held by a foundation of which he is one of six directors. Mr. Allen disclaims beneficial ownership of the 30,000 shares held by the foundation. Also includes 37,531 shares held by a family member over which Mr. Allen has disclaimed beneficial ownership. Does not include 87,662 share units deferred under the Directors’ Plan, which are settled in cash.

Ronald W. Allen	24,000	*

Includes 4,000 shares held by a family member over which Mr. Allen has disclaimed beneficial ownership. Does not include 88,984 share units deferred under the Directors’ Plan, which are settled in cash.

Marc Bolland	10,000	*	Does not include 14,889 share units deferred under the Directors’ Plan, which are settled in cash.
Ana Botín	2,500	*

Shares held by a Spanish limited company of which Ms. Botín and her husband are the indirect beneficial owners. Does not include 27,921 share units deferred under the Directors’ Plan, which are settled in cash.

Richard M. Daley	6,500	*	Shares held by a trust of which Mr. Daley is sole trustee and beneficiary. Does not include 39,107 share units deferred under the Directors’ Plan, which are settled in cash.
Christopher C. Davis	20,000	*
Barry Diller	6,000,000	*

Includes 4,000,000 shares held by a trust of which Mr. Diller is sole trustee and beneficiary and 2,000,000 shares that may be acquired by this trust upon the exercise of call options, purchased from an unrelated third party, which are presently exercisable. Does not include 123,999 share units deferred under the Directors’ Plan, which are settled in cash.

Helene D. Gayle	3,000	*	Does not include 25,372 share units deferred under the Directors’ Plan, which are settled in cash.
Alexis M. Herman	2,000	*	Does not include 48,404 share units deferred under the Directors’ Plan, which are settled in cash.
Robert A. Kotick	70,018	*	Includes 18 shares held by a family member through the Uniform Transfers to Minors Act. Does not include 37,270 share units deferred under the Directors’ Plan, which are settled in cash.
Maria Elena Lagomasino	23,631	*	Does not include 53,615 share units deferred under the Directors’ Plan, which are settled in cash.
Sam Nunn	2,000	*	Does not include 151,344 share units deferred under the Directors’ Plan, which are settled in cash.
Caroline J. Tsay	1,000	*

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Name	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares[1]	Additional Information
David B. Weinberg	11,419,285	*

Includes 776,930 shares held by family members over which Mr. Weinberg has sole dispositive power and 1,152,930 shares held by a family member’s living trust, of which Mr. Weinberg is one of three trustees and is a contingent remainder beneficiary but over which he also has sole dispositive power. Also includes 2,466,558 shares held by a family member’s marital grantor trust, of which Mr. Weinberg is one of three trustees and contingent remainder beneficiaries but over which he also has sole dispositive power, and 3,000,000 shares held by three family trusts, of which Mr. Weinberg is a current or contingent remainder beneficiary and one of three trustees but over which he also has sole dispositive power. Also includes 39,700 shares held by two family trusts, of which Mr. Weinberg is neither a trustee nor a beneficiary but over which he has sole dispositive power. Also includes 3,540,000 shares held by two family limited partnerships, over which Mr. Weinberg has sole investment control and shares beneficial ownership interest. Also includes 48,888 shares held by two foundations, over which Mr. Weinberg shares investment power with other family members but over which he also has sole dispositive power, and 39,065 shares held by two foundations, over which other family members have investment power but over which Mr. Weinberg also has sole dispositive power. Does not include 17,252 share units deferred under the Directors’ Plan, which are settled in cash.

Muhtar Kent	13,433,358	*

Includes 281,300 shares held by a foundation, of which Mr. Kent, his wife and children are trustees, 129,000 shares held by a trust of which Mr. Kent’s wife and his children are beneficiaries and an independent trust company is trustee and 134,000 shares held by a trust of which Mr. Kent and his children are beneficiaries and an independent trust company is trustee. Also includes 85,444 shares credited to Mr. Kent under The Coca-Cola Company 401(k) Plan (the “401(k) Plan”) and 12,093,878 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before April 27, 2018. Does not include 71,474 share units credited under The Coca-Cola Company Supplemental 401(k) Plan (the “Supplemental 401(k) Plan”) which are settled in cash post employment. Also does not include 168,893 unvested performance share units, which will be settled in shares upon vesting.

James Quincey	1,088,472	*

Includes 44,678 shares held by a family member, 2,156 shares credited to Mr. Quincey under the 401(k) Plan, 200 shares of restricted stock and 989,702 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before April 27, 2018. Does not include 500 share units credited under the Supplemental 401(k) Plan, which are settled in cash post employment. Also does not include 38,316 unvested performance share units and 72,838 unvested restricted stock units, which will be settled in shares upon vesting.

Kathy N. Waller	1,148,144	*

Includes 16,702 shares credited to Ms. Waller under the 401(k) Plan, 200 shares of restricted stock and 1,041,978 shares that may be acquired upon the exercise of options, which are presently exercisable or that will become exercisable on or before April 27, 2018. Does not include 8,547 share units credited under the Supplemental 401(k) Plan, which are settled in cash post employment. Also does not include 65,331 unvested performance share units, which will be settled in shares upon vesting.

Marcos de Quinto	1,060,464	*

Includes 200 shares of restricted stock and 868,103 shares that may be acquired upon the exercise of options, which are presently exercisable or that will become exercisable on or before April 27, 2018. Does not include 62,491 unvested performance share units, which will be settled in shares upon vesting.

J. Alexander M. Douglas, Jr.	1,660,913	*

Includes 2,800 shares held by a family member, 12,005 shares credited to Mr. Douglas under the 401(k) Plan and 1,428,956 shares that may be acquired upon the exercise of options, which are presently exercisable or that will become exercisable on or before April 27, 2018. Does not include 26,936 share units credited under the Supplemental 401(k) Plan, which are settled in cash post employment. Also does not include 62,195 unvested performance share units, which will be settled in shares upon vesting.

Irial Finan	3,716,637	*

Includes 2,322 shares credited to Mr. Finan under the 401(k) Plan and 3,329,667 shares that may be acquired upon the exercise of options, which are presently exercisable or that will become exercisable on or before April 27, 2018. Does not include 3,684 share units credited under the Supplemental 401(k) Plan, which are settled in cash post employment. Also does not include 61,533 unvested performance share units, which will be settled in shares upon vesting.

All Directors and executive officers as a group (31 persons)	63,571,631	1.48%

Includes 204,733 shares credited under the 401(k) Plan, 1,400 shares of restricted stock and 27,091,864 shares that may be acquired upon the exercise of options, which are presently exercisable or that will become exercisable on or before April 27, 2018. Does not include 157,241 share units credited under the Supplemental 401(k) Plan and 715,819 share units deferred under the Directors’ Plan, all of which will be settled in cash. Also does not include 622,787 unvested performance share units and 82,616 unvested restricted stock units, which will be settled in shares upon vesting.

*

Less than 1% of outstanding shares of Common Stock.

1

Share units credited under the Directors’ Plan and the Supplemental 401(k) Plan are not included as outstanding shares in calculating these percentages. Unvested performance share units and restricted stock units, which will be settled in shares upon vesting, also are not included.

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Principal Shareowners

Set forth in the table below is information about the number of shares held by persons we know to be the beneficial owners of more than 5% of the outstanding shares of Common Stock.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares[4]
Berkshire Hathaway Inc.[1] 3555 Farnam Street, Suite 1440 Omaha, Nebraska 68131	400,000,000	9.38%
The Vanguard Group[2] 100 Vanguard Blvd. Malvern, Pennsylvania 19355	284,276,178	6.67%
BlackRock, Inc.[3] 55 East 52nd Street New York, New York 10055	241,978,756	5.67%
1

Berkshire Hathaway, a diversified holding company, has informed the Company that, as of December 31, 2017, it held an aggregate of 400,000,000 shares of Common Stock through subsidiaries.

2

The information is based on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2018, reporting beneficial ownership as of December 31, 2017. The Vanguard Group reported that it has sole voting power with respect to 5,526,983 shares of Common Stock, sole dispositive power with respect to 277,901,284 shares of Common Stock, shared voting power with respect to 983,090 shares of Common Stock and shared dispositive power with respect to 6,374,894 shares of Common Stock.

3

The information is based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 8, 2018, reporting beneficial ownership as of December 31, 2017. BlackRock, Inc. reported that it has sole voting power with respect to 208,080,766 shares of Common Stock, sole dispositive power with respect to 241,978,756 shares of Common Stock and no shared voting or dispositive power.

4

The ownership percentages set forth in this column are based on the assumption that each of the principal shareowners continued to own the number of shares reflected in the table above on February 26, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s Directors and certain officers, as well as persons who beneficially own more than 10% of the outstanding shares of Common Stock, to file reports regarding their initial stock ownership and subsequent changes to their ownership with the SEC.

Based solely upon our review of the reports filed for fiscal year 2017 and written representations that no other reports were required, we believe that all Section 16(a) reports were filed on a timely basis.

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COMPENSATION

ITEM 2 -

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

✹

What am I voting on?

Shareowners are being asked to approve, on an advisory basis, the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis beginning on page 46 and the Compensation Tables beginning on page 65.

✹

Voting recommendation:

FOR the advisory vote to approve executive compensation. The Compensation Committee takes very seriously its role in the governance of the Company’s compensation programs and values thoughtful input from shareowners. The Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

The Company seeks a non-binding advisory vote from its shareowners to approve the compensation of its Named Executive Officers as described in the Compensation Discussion and Analysis beginning on page 46 and the Compensation Tables beginning on page 65.

In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis and Compensation Tables sections. Over the last several years, we have made several key enhancements to our compensation programs to continue to improve the link between compensation and the Company's business and talent strategies as well as the long-term interests of our shareowners.

The Board recommends that shareowners vote FOR the following resolution:

“RESOLVED, that the shareowners approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the Compensation Tables and the related narrative.”

Because your vote is advisory, it will not be binding upon the Board. However, the Board values shareowners’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions. The Board has adopted a policy of providing for annual advisory votes from shareowners on executive compensation. The next such vote will occur at the 2019 Annual Meeting of Shareowners.

The Board of Directors recommends a vote FOR the advisory vote to approve executive compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

Message from the Compensation Committee

2017 was a pivotal year for our Company, and we look different today than we did just one year ago. In addition to completing the refranchising of our bottling operations in the U.S. and China, we executed our leadership succession plan and transitioned to a new Chief Executive Officer, James Quincey, who announced his vision for the Company, as we continue to evolve to a total beverage company. Our growth strategy centers around a new operating model: where increased responsibility is placed on our local business units to accelerate performance; where we leverage new technologies to digitize our enterprise, externally—with customers and consumers—and internally to increase efficiency and productivity; where our corporate center is leaner and more agile, with our focus reoriented to key strategic initiatives, policy and governance; where we unlock the power of our people to drive growth; and where we deepen our enabling services to improve employee engagement. We also strengthened our long-standing link between the sustainability of our business and the sustainability of the communities we serve.

This new operating model is designed to enable an accountable, performance-driven growth culture—one with fewer employees, who are externally focused, empowered, fast and willing to take informed risks that will result in greater return for our shareowners. In short, we are focused on accelerating our transformation to a high-performing growth business.

Because the Company’s talent, incentive and reward programs are integral to achieving our growth strategy, in 2017 we undertook a comprehensive review of our compensation programs to ensure a continued focus on driving business growth and our desired high-performance culture. During the year-long review process, the Company asked for feedback from over 1,100 employees around the world, listened to feedback from you, our shareowners, reviewed external market data and researched the correlation between performance metrics and shareowner return over the past six years. As a result, three key focus areas for our compensation design emerged as we looked to refine our compensation and talent strategy for 2018 and future years:

Growth: Motivate and reward growth;

Differentiation and segmentation: Invest in our top contributors and those with the greatest potential to drive future growth, giving everyone the opportunity to contribute and reach their full potential, while balancing our ability to attract and retain key talent; and

Simplicity and transparency: Provide simplicity and a better line of sight for employees while also focusing on key growth metrics and driving long-term shareowner value.

Consequently, beginning in 2018, annual incentive plan performance metrics will be divided equally between net operating revenue and operating income, and the long-term incentive plan performance metrics will be divided equally among net operating revenue, earnings per share and free cash flow. All participants in the annual and long-term incentive plans will be measured in part against the performance of the total Company, rather than just their operating unit or function, to ensure that everyone is invested in the total growth of the Company and is focused on its long-term success. We believe these metrics have a strong correlation to shareowner value, are easy to understand and will drive and reward growth behaviors and actions. We will continue to have a standing meeting each year dedicated to test the robustness and rigor of our incentive metrics and to drive our programs to adhere to our equity stewardship guidelines.

Progress toward non-financial goals that are critical to our business and reflect our commitment to sustainability also adds value for our shareowners and other stakeholders. However, we listened to shareowners regarding the level of discretion that was exercised in the executive annual incentive plan in past years and developed scorecards for our most senior executives that identify the categories on which they will be assessed for the 2018 performance year and thereafter. We will continue to develop more rigor around setting and assessing non-financial goals. We also reduced the maximum payout, and added a minimum threshold of performance that must be achieved before any payout is earned, under the executive annual incentive plan for 2018 and thereafter.

You will see in the rest of this Compensation Discussion and Analysis the details of our compensation programs, including the specific decisions we made for the 2017 Named Executive Officers and the rationale for them. We remain committed to listening to your feedback as we continue to evaluate and refine the Company’s compensation programs.

Maria Elena	Helene D.	Alexis M.
Lagomasino	Gayle	Herman

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Compensation Program Enhancements for 2018

We continue to make important enhancements to our compensation programs in order to further strengthen the link between compensation and the Company’s growth and talent strategies as well as the long-term interests of our shareowners. Over the last year, the Company focused on designing refreshed compensation programs for 2018 and thereafter. We:

Revised the annual incentive plan so that a percentage of all participants' awards will be based on total Company results. Reduced the maximum payout for the executive annual incentive plan from 250% to 200% for 2018 and thereafter. Retained the relative total shareowner return modifier to performance-based equity compensation awards for executives to further tie awards to long-term shareowner value. Refined performance metrics for performance-based equity compensation, focusing on net operating revenue, earnings per share and free cash flow. Refined performance metrics for the annual incentive plan to better align with our growth strategy, focusing on net operating revenue and operating income and no longer including unit case volume. Introduced scorecards for our most senior leaders that identify the categories on which they will be assessed. Added minimum threshold amounts to performance metrics that must be achieved in order for an executive to receive a payout from the annual incentive plan.

Checklist of Compensation Practices

What We Do	What We Don’t Do

   Vast majority of pay is performance-based and not guaranteed

   Align pay and performance

   Engage in a rigorous target-setting process for incentive metrics

   Adhere to Equity Stewardship Guidelines

   Apply share ownership and share retention policies

   Provide limited perquisites with sound business rationale

   Include “double-trigger” change in control provisions in equity awards

   Prohibit hedging and short sales by executive officers and Directors

   Discourage pledging of Company stock and require pre-approval

   Regularly assess the risk-reward balance of our compensation programs in order to mitigate undue risks in our programs

   Include clawback provisions in our key compensation programs

   Generally, do not utilize employment contracts (unless required by law)

   No dividends or dividend equivalents on unearned PSUs

   No repricing of underwater stock options

   No tax gross-ups for personal aircraft use or financial planning

   No special change in control severance provisions for executive officers

   No tax gross-ups related to change in control

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2017 Performance at a Glance

In 2017, we began transforming the culture of the organization to be more nimble and entrepreneurial. We made significant progress on our five strategic initiatives: accelerating growth of a leading consumer-centric brand portfolio; driving revenue growth; strengthening our system’s value creation advantage; digitizing the enterprise; and unlocking the power of our people.

2017 ACHIEVEMENTS

   Executed leadership succession plan and transitioned to a new CEO

   Implemented new operating model to support faster growth and empower field operations to act with more speed and independence

   Refined and simplified our incentive metrics for 2018 to better align with our growth performance and shareowner value creation while providing a better line of sight for employees into what they can affect

   Introduced 500+ new products into the market worldwide, including the successful global roll-out of Coke Zero Sugar in 20 markets

   Entered the fast-growing U.S. ready-to-drink coffee category in February 2017 and gained value share for the full year

   Diversified our growing portfolio through strategic investments, including Topo Chico, a sparkling water brand in the U.S., and AdeS, a plant-based beverage brand in Latin America

   Continued focus on driving revenue growth, led by North America, which grew net operating revenues by 4%

   Expanded our operating margin driven by productivity initiatives and refranchising

   Announced incremental $800 million in productivity savings through 2019

   Completed the refranchising of Company-owned bottling operations in the U.S. and China

Operating Results

VALUE SHARE		REVENUE	(15)% Reported Net Operating Revenues	+3% Organic Revenues (Non-GAAP)
UNIT CASE VOLUME	0%	PROFIT	(17)% Reported Income from Continuing Operations Before Income Taxes	+9% Comparable Currency Neutral Income from Continuing Operations Before Income Taxes (Structurally Adjusted) (Non-GAAP)

Note: Organic revenues is a non-GAAP financial measure that excludes or has otherwise been adjusted for the impact of acquisitions, divestitures and structural items, as applicable, as well as the impact of changes in foreign currency exchange rates. Comparable currency neutral income from continuing operations before income taxes (structurally adjusted) is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability, the impact of changes in foreign currency exchange rates, and the impact of structural changes. See Annex C for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

Return to Shareowners

TOTAL SHAREOWNER RETURN1 103% 10 yr 2008-2017 48% 5 yr 2013-2017 20% 3 yr 2015-2017 14% 1 yr 2017 Comparison of Five-Year Cumulative Total Shareowner Return3 In $ 50 100 150 200 250 $148 $208 $168 12/2012 12/2013 12/2014 12/2015 12/2016 12/2017 The Coca-Cola Company (KO) Comparator Group S&P 500 Index in Net Share Repurchases in Dividends 2017 $6.3B $8.3 billion RETURNED TO SHAREOWNERS $2.0B2

1

Cumulative stock price appreciation plus dividends, with dividends reinvested quarterly.

2

Net share repurchases is a non-GAAP financial measure that reflects the net amount of purchases of stock for treasury after considering proceeds from the issuances of stock, the net change in stock issuance receivables (related to employee stock options exercised but not settled prior to the end of the year) and the net change in treasury stock payables (for treasury shares repurchased but not settled prior to the end of the year). See Annex C for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

3

Source: FactSet Research Systems Inc. This chart shows how a $100 investment in the Company’s Common Stock on December 31, 2012, would have grown to $148 on December 31, 2017, with dividends reinvested quarterly. The chart also compares the total shareowner return on the Company’s Common Stock to the same investment in the S&P 500 Index and the Company’s 2017 compensation comparator group (see page 61) over the same period, with dividends reinvested quarterly. Includes the Company’s 2017 compensation comparator group for the five-year period whether or not a company was included in the group for the entire period. For foreign companies included in the comparator group, market value has been converted to U.S. dollars and excludes the impact of currency. Market returns are weighted by relative market capitalization and are adjusted for spin-offs and special dividends.

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Our Compensation Philosophy

While we consider a number of factors in our pay decisions, we are guided by three core principles:

1.	Pay for Performance. The great majority of pay for executives should be at-risk and performance-based with metrics aligned to the Company’s short-term and long-term financial results and business strategy and with a clear connection to each employee’s individual contribution and to increased value for our shareowners.

2.	Maintain programs that will attract, engage and retain critical talent and drive future growth. Our compensation programs should be designed to invest in and reward talent with the greatest potential to drive the long-term growth of our Company, while holding employees accountable to the Company’s strategy and values.
3.	Consider the Coca-Cola system. Our employees are required to operate and have influence in the context of our broad and complex global Coca-Cola system, which includes our independent bottling partners around the globe. While the Company had $35.4 billion in reported net operating revenue in 2017, the Coca-Cola system generates more than $100 billion in revenues, operates in over 200 countries and employs more than 700,000 people. Our executives and employees must not only manage our business but also support our bottlers and other partners. This alignment and a shared vision of success are critical to drive long-term growth.

Key Linkages between Pay and Company Performance

In the context of our compensation programs, we assess Company performance in two primary ways:

1.

The Company’s operating performance, including results against long-term growth targets; and

2.

Return to shareowners over time, both on an absolute basis and relative to other companies.

In addition to Company performance, we evaluate individual performance when making compensation decisions.

Our compensation plans are designed to link pay and performance. As reflected above, 2017 was a pivotal year for the Company as we executed our leadership succession plan and transitioned to a new Chief Executive Officer, made progress on transforming the culture of our organization and announced changes to our talent and compensation philosophy. As we continued to evolve into a total beverage company, the Company achieved or exceeded its full-year guidance and accomplished major milestones in strengthening the system and returning to a capital-light organization, including a fully refranchised bottling system in the U.S.

When evaluating pay reported in the 2017 Summary Compensation Table against Company performance, it is important to consider the timing of compensation decisions and which performance period informs each of the annual and long-term incentive awards. For instance:

✹

annual incentive awards reported for 2017 were decided in February 2018 and reflect Company and individual performance in 2017 (see page 56); and

✹

long-term incentive awards reported for 2017 were granted in February 2017 and reflect Company and individual performance in 2016 (see page 57).

The following highlights linkages between pay and Company performance over the last four years:

Annual Incentives Driven by Company Performance in a Single Year Performance Share Units Reflect Company Performance Over a Three-Year Period Performance Share Unit (PSU) Payouts Linked to Key Metrics over Three-Year Performance Period Last Four PSU Performance Periods* Certified: 2 Below Threshold 2 Above Target * 2012-2014, 2013-2015, 2014-2016 and 2015-2017. See page 58 for metrics, targets and status of outstanding annual PSU programs. Annual Incentive Payouts* Linked to Key Metrics for Performance Year** 2014 2015 2016 2017 80% 111% 84% 66% * Does not include individual performance amounts (see page 56). ** See page 56 for 2017 metrics, targets and results. Metrics, targets and results for the 2016, 2015 and 2014 annual incentives can be found in the 2017, 2016 and 2015 proxy statements, respectively, previously filed with the SEC.

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2017

Compensation Decisions for Named Executive Officers

The 2017 compensation decisions were approved for our Named Executive Officers based on Company and individual performance.

Chief Executive Officer

James Quincey

President and Chief Executive Officer*

2017 Performance Highlights:

KEY ACCOMPLISHMENTS

LEADERSHIP

   Continued the transformation of the Company to focus on a new growth strategy, which includes the consumer-centric Beverages for Life approach of evolving to a total beverage company.

   Built a leadership team to support the Company’s new growth strategy.

   Elevated the Chief Innovation Officer position and, for the first time at the Company, appointed a Chief Growth Officer, which resulted in a broader and deeper approach to portfolio development built on a brand framework of explorer (emerging brand experimentation), challenger (potential future category leaders), and leader (established brands managed to maximize long-term profit).

   Led the Company’s development of its new World Without Waste plan in 2017, which was unveiled in early 2018. One of the Company’s goals is to help collect and recycle a bottle or can for every one it sells by 2030, bringing back the equivalent of 100% of its packaging.

   Announced that the Company supports the current recommendation by several leading health authorities, including the World Health Organization, that people should limit their intake of added sugar to no more than 10% of their total energy/ calorie consumption per day. To help consumers make progress toward this goal, the Company is reducing the sugar in its beverages, reducing package sizes, launching new beverages with less added sugar and using marketing efforts to make people more aware of low and no-sugar options.

OPERATIONAL

   Announced an incremental $800 million in productivity savings through 2019.

   Led the Company to expand its consumer-centric product portfolio, with a continued focus on value over volume, which included the launch of more than 500 products around the world, including many low- and no-calorie options.

   Expanded the Company’s portfolio, including entering the fast-growing U.S. ready-to-drink coffee category, introducing two U.S. brands, Honest and smartwater, into multiple international markets, and successfully launching the global roll-out of Coke Zero Sugar in 20 markets.

   Provided system leadership to support continued refranchising efforts in North America, Africa, China and Latin America.

PEOPLE AND CULTURE

   Introduced a new operating model designed to accelerate performance, increase efficiency and productivity, drive growth and improve employee engagement.

   Drove the design and implementation of a new compensation strategy to align total employee rewards to the growth strategy of the Company.

   Led efforts to change the Company’s culture to emphasize speed, agility, accountability and a test-and-learn approach.

Compensation Decisions:

Base Salary: No executive officer received an annual merit increase for 2017. Effective May 1, 2017, when Mr. Quincey assumed the role of Chief Executive Officer, his base salary was increased to $1,300,000. Effective April 1, 2018, Mr. Quincey’s base salary will be increased to $1,500,000 to align his salary to the competitive market.

Annual Incentive: $2,368,493, comprised of $1,994,520 from applying the Company Performance Factor (80% for 2017) under the plan formula and $373,973 for individual performance (see page 56). The individual performance amount was determined based on the 2017 performance highlights described above.

Long-Term Incentive: Mr. Quincey received a long-term incentive grant in February 2017 valued at $6,114,152, split into 2/3 performance share units and 1/3 stock options.

*   Mr. Quincey served as President and Chief Operating Officer through April 30, 2017. Mr. Quincey succeeded Mr. Kent as Chief Executive Officer effective May 1, 2017.

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Chairman of the Board and Former Chief Executive Officer

Muhtar Kent

Chairman of the Board and Former Chief Executive Officer*

2017 Performance Highlights:

In 2017, Mr. Kent served as Chairman of the Board and Chief Executive Officer through April 30, 2017. He continued as Chairman when Mr. Quincey became Chief Executive Officer on May 1, 2017. Before this change, Mr. Kent worked to build a strong foundation and created processes to ensure a smooth, seamless and well-executed transition. He provided guidance to Mr. Quincey and worked closely with the Board on the Company’s growth strategy and redesigned operating model. The Company continued to make strong progress on its refranchising plans. The Company and its bottling partners in Latin America also closed the acquisition of Unilever’s AdeS plant-based beverage business, expanding the Company’s portfolio of functional drinks in the region. Under Mr. Kent’s leadership, the Company and its global bottling partners reported 133% estimated water replenishment in 2017, with the Company being the first Fortune 500 company to replenish the equivalent of all of the water it uses globally. Mr. Kent continued his strong leadership in accelerating the development of diverse leadership talent, and he continued to be the executive sponsor of the Women’s Leadership Council. By mid-year 2017, the Company’s 5by20 program had empowered more than 1.9 million women in 66 countries, up from 1.75 million women and 64 countries by the end of 2016.

As Chairman, Mr. Kent continued to lead the Board and actively engaged Directors and committee chairs in all aspects of the business. Mr. Kent led an orderly and well-defined process for selecting two new Directors to stand for election to the Board at the 2018 Annual Meeting: Caroline Tsay and Christopher Davis. In doing so, Mr. Kent reinforced his commitment to gender diversity on the Board. Mr. Kent also ensured that the Board has a broad outlook on the Company’s talent pipeline and encouraged ongoing education of the Company’s Directors by facilitating market visits and meetings with management in the field to deepen Directors’ understanding of the business. Mr. Kent continued to represent the Company externally with key stakeholders.

Compensation Decisions:

Base Salary: No executive officer received an annual merit increase for 2017. Effective May 1, 2017, when Mr. Kent continued as Chairman of the Board, his base salary was reduced to $1,000,000. Mr. Kent did not receive an annual increase for 2018.

Annual Incentive: $1,800,000, comprised of $1,600,000 from applying the Company Performance Factor (80% for 2017) under the plan formula and $200,000 for individual performance (see page 56). The individual performance amount was determined based on the 2017 performance highlights described above.

Long-Term Incentive: Mr. Kent received a long-term incentive grant in February 2017 valued at $8,734,498, split into 2/3 performance share units and 1/3 stock options.

*   In addition to serving as Chairman of the Board, Mr. Kent served as Chief Executive Officer through April 30, 2017.

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Chief Financial Officer

Kathy N. Waller

Executive Vice President, Chief Financial Officer and President, Enabling Services*

2017 Performance Highlights:

Ms. Waller continued her strong leadership of the Global Finance function in 2017, delivering high standards of excellence in financial reporting and analysis, governance and controls and value creation. Under Ms. Waller’s leadership, the Finance organization continued to create value through strong management of cash and capital, including sound global M&A investments; support of the North America refranchising initiative; and driving efficiency and standardization within the core financial activities. In May 2017, Ms. Waller assumed new responsibilities to include the management of Global Technical, Aviation and Integrated Services. The newly created Integrated Services organization consolidates functional support processes, including Human Resources, Finance, Procurement and other service-related activities for managing the business and for supporting associates around the world. This structure created the opportunity to simplify, standardize and automate work processes. Ms. Waller launched a multi-year initiative to upgrade and refresh core financial and information systems that will generate additional productivity and efficiency. She continued strong people and leadership development across the Company, with a focus on attracting and retaining talented associates and developing women and diverse talent for leadership roles.

Compensation Decisions:

Base Salary: No executive officer received an annual merit increase for 2017. Effective May 1, 2017, when Ms. Waller assumed additional responsibilities as President, Enabling Services, her base salary was increased to $850,000. Ms. Waller did not receive an annual increase for 2018.

Annual Incentive: $956,250, comprised of $850,000 from applying the Company Performance Factor (80% for 2017) under the plan formula and $106,250 for individual performance (see page 56). The individual performance amount was determined based on the 2017 performance highlights described above.

Long-Term Incentive: Ms. Waller received a long-term incentive grant in February 2017 valued at $2,827,806, split into 2/3 performance share units and 1/3 stock options.

*   In addition to serving as Executive Vice President and Chief Financial Officer, Ms. Waller assumed the role of President, Enabling Services effective May 1, 2017.

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Other Named Executive Officers

Marcos de Quinto

Former Executive Vice President and Chief Marketing Officer*

2017 Performance Highlights:

Mr. de Quinto was the Chief Marketing Officer until May 1, 2017, when he transitioned into a new strategic consulting role advising the Company’s executive leadership. Mr. de Quinto provided direction to continue to build the Company’s worldwide marketing capabilities and portfolio of brands while improving productivity. He led the completion of the Company’s roll-out plan for the Coca-Cola “one brand” strategy and the “Taste the Feeling” campaign. Mr. de Quinto was instrumental in leading the relaunch of the Fanta brand, which included new positioning, product formulas, packaging, a new campaign and integrated marketing communications work. Mr. de Quinto also continued to lead key initiatives to accelerate the development of talent and differentiating capabilities across the Global Marketing function, as well as initiatives relating to innovative agency management and compensation models.

Compensation Decisions:

Base Salary: No executive officer received an annual merit increase for 2017. Mr. de Quinto will be retiring from the Company on August 31, 2018.

Annual Incentive: $573,566, determined by applying the Company Performance Factor (80% for 2017) under the plan formula (see page 56).

Long-Term Incentive: Mr. de Quinto received a long-term incentive grant in February 2017 valued at $3,097,112, split into 2/3 performance share units and 1/3 stock options.

*   Mr. de Quinto served as Executive Vice President and Chief Marketing Officer through April 30, 2017, when he transitioned to Senior Creative Advisor.

J. Alexander M. Douglas, Jr.

Executive Vice President and President, Coca-Cola North America

2017 Performance Highlights:

Under Mr. Douglas’ leadership, Coca-Cola North America continued to deliver solid operational and financial results in 2017. The Company completed the transformation of the Company’s franchise bottling system in the U.S. to realign the economic model between the Company and its bottlers to accelerate local investment and growth. As stewards of the Company’s largest refranchising initiative, Mr. Douglas and his team managed the transition of more than 55,000 employees, more than 50 production facilities and 1.3 billion physical cases of volume from Company to independent franchise ownership over the course of four years. Coca-Cola North America also continued to reinvigorate value growth in sparkling soft drinks while expanding its total beverage portfolio with a focus on growing value across an increasingly wide variety of products and packages, including growth of our value-added dairy portfolio and the launch of ready-to-drink coffee, driving significant expansion in the coffee category. Coca-Cola North America gained value share in total nonalcoholic ready-to-drink beverages in 2017.

Compensation Decisions:

Base Salary: No executive officer received an annual merit increase for 2017. Mr. Douglas retired from the Company on March 1, 2018.

Annual Incentive: $723,445, determined by applying the Company Performance Factor (80% for 2017) under the plan formula (see page 56).

Long-Term Incentive: Mr. Douglas received a long-term incentive grant in February 2017 valued at $2,401,982, split into 2/3 performance share units and 1/3 stock options.

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Irial Finan

Executive Vice President and President, Bottling Investments Group

2017 Performance Highlights:

Mr. Finan’s continued leadership of the Bottling Investments Group (“BIG”) contributed to the Company’s strong performance in 2017. He led the BIG team in accelerating the bottler refranchising strategy with the sale of BIG’s former China bottling operations and the completion of the refranchising of the Company-owned bottling operations in the U.S. He helped shape the future of bottling operations in Japan and Europe by representing the Company on the boards of Coca-Cola East Japan and Coca-Cola European Partners. In southwest Asia, he led the building of a new facility in Bangladesh and returned the India bottler to growth in the latter half of the year. Mr. Finan continued to invest in people development, increasing the ethnic and gender diversity of his senior leadership team.

Compensation Decisions:

Base Salary: No executive officer received an annual merit increase for 2017. Mr. Finan will be retiring from the Company on March 31, 2018.

Annual Incentive: $1,097,723, determined by applying the Company Performance Factor (80% for 2017) under the plan formula (see page 56).

Long-Term Incentive: Mr. Finan received a long-term incentive grant in February 2017 valued at $3,457,427, split into 2/3 performance share units and 1/3 stock options.

Brian J. Smith

Executive Vice President and President, Europe, Middle East and Africa Group

2017 Performance Highlights:

Mr. Smith’s first full year of leading the Europe, Middle East and Africa Group resulted in strong performance across multiple markets. Following the creation of Coca-Cola European Partners and Coca-Cola Beverages Africa, Mr. Smith led the bottlers to reinvest a portion of their scale synergies in enhanced competitive advantages, including increased sales force, new revenue growth management capabilities, more coolers and expanded production capacity. Similarly, Mr. Smith led initiatives to strengthen the Company’s brand portfolio, such as the relaunch of Coke Zero Sugar, product reformulations and portion-control packs to renew sparkling soft drink growth and disciplined expansion across other beverage categories, through differentiated global and regional brands, innovation and higher value business models. Mr. Smith focused on leadership development increasing the ethnic and gender makeup of his operating leadership team. Finally, Mr. Smith progressed on the Company’s sustainability agenda, highlighted by the joint announcement with Coca-Cola European Partners of the Company’s goal to double the amount of recycled plastic used in its bottles in Western Europe to 50%+ by 2020.

Compensation Decisions:

Base Salary: No executive officer received an annual merit increase for 2017. Mr. Smith did not receive an annual increase for 2018.

Annual Incentive: $731,250, comprised of $650,000 from applying the Company Performance Factor (80% for 2017) under the plan formula and $81,250 for individual performance (see page 56). The individual performance amount was determined based on the 2017 performance highlights described above.

Long-Term Incentive: Mr. Smith received a long-term incentive grant in February 2017 valued at $2,401,982, split into 2/3 performance share units and 1/3 stock options.

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Elements of Compensation and Link to Strategy

We have three elements of total direct compensation: base salary, annual incentives and long-term incentives, which are described below. We also provide limited perquisites (see page 63) and standard retirement and benefit plans (see pages 63 and 98).

2017 Total Direct Compensation*

CEO** 12% 63% Base Salary Long-Term Incentives 25% Annual Incentive Other Named Executive Officers 15% 68% Base Salary Long-Term Incentives 17% Annual Incentive

*

Base salary, actual annual incentive and the grant date fair value of the annual long-term incentive award for 2017.

**

Represents CEO pay for Mr. Quincey, as reported for purposes of the 2017 Summary Compensation Table (see page 65). Mr. Kent is included with the other Named Executive Officers.

Base Salary

Base salary is fixed cash compensation. Salary is reviewed annually and adjusted when appropriate based on market competitiveness. Increases are not automatic or guaranteed.

Base salary is delivered in return for the day-to-day job performed, as well as scope of responsibility, leadership skills and experience and is not intended primarily to reward performance.

Market competitive base salaries help attract and retain executive talent.

Annual and Long-Term Incentives

IMPORTANT FACTS ABOUT OUR INCENTIVE TARGETS

Choice of Incentive Metrics	Rigor of Incentive Metrics

The key financial metrics in our incentive plans for 2017 (net operating revenue, profit before tax, unit case volume and economic profit growth) drive long-term value creation. During the 2017 review of our compensation programs, we further refined the performance metrics for 2018 to align with our new growth strategy, focusing solely on net operating revenue and operating income for the annual incentive plan and net operating revenue, earnings per share and free cash flow for long-term performance-based awards.

We make certain adjustments when calculating results, such as for the impact of foreign currency exchange rates, changes in financial accounting reporting regulations and costs and other financial implications associated with corporate transactions.

Our targets are currency neutral because incentive targets should measure the underlying results of the business, and business leaders should be encouraged to make decisions that drive long-term sustainable growth rather than to address short-term currency fluctuations or items impacting comparability. This philosophy has been in place for several years, and we review this issue regularly, as it is an important concern for global companies like ours with significant exposure to foreign currency exchange rate fluctuations.

In 2017, we continued to enhance the target-setting process to test the robustness of our already strong incentive targets and performance curve setting.

The setting of our performance payout curves considered the following:

–

Performance levels necessary to achieve our long-term goals and deliver superior shareowner returns.

–

The likelihood of achieving various levels of performance based on historical results over a ten-year period.

–

Metrics, program designs and results at companies in our comparator group.

–

Performance relative to our comparator companies.

The Compensation Committee continues to have an additional standing meeting each year to devote more time to this important process.

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Annual Incentive Compensation

Overview

Annual incentives are determined under the Performance Incentive Plan of The Coca-Cola Company (the “Performance Incentive Plan”). In 2017, approximately 14,000 employees participated in the Performance Incentive Plan.

Awards for executive officers are determined based on a formula with predetermined financial measures aligned with the Company’s long-term growth metrics (“Company Performance Factor”), as well as the executive’s individual performance (“Individual Performance Amount”).

For 2017, the financial measures were profit before tax, net operating revenue and unit case volume.

See 2017 Compensation Decisions for Named Executive Officers beginning on page 50 for details of the 2017 annual incentives paid to the Named Executive Officers.

2017 Annual Incentive Formula

Base Salary	X	Target Percentage	X	Company Performance Factor	+	Individual Performance Amount	=	Annual Incentive Amount*

*

The annual incentive plan includes a pool funding feature intended to allow the awards to Named Executive Officers to meet the requirements for tax deductibility under Section 162(m) of the Tax Code for 2017. The maximum pool that can be used to pay annual incentives to Named Executive Officers is 0.40% of the Company’s comparable income before income taxes, and there is an additional cap of 0.15% of comparable income before income taxes for the Chief Executive Officer. The Compensation Committee does not expect to award the full amount authorized by this pool funding, and the amounts awarded for 2017 are well below these maximums.

2017 Named Executive Officer Target Annual Incentive
Name	Base Salary (12/31/2017)	Target (%)	Target Annual Incentive ($)
Mr. Kent	$1,000,000	200%	$2,000,000
Mr. Quincey*	$1,300,000	192%	$2,493,150
Ms. Waller	$850,000	125%	$1,062,500
Mr. de Quinto*	$784,088	91%	$716,958
Mr. Douglas	$723,445	125%	$904,306
Mr. Finan	$914,769	150%	$1,372,154
Mr. Smith	$650,000	125%	$812,500
*

The targets for Mr. Quincey and Mr. de Quinto are prorated based on the time spent in their respective positions though April 30, 2017, and the time spent in their respective positions through December 31, 2017. Mr. Quincey’s target was 175% through April 30, 2017, and 200% thereafter. Mr. de Quinto’s target was 125% through April 30, 2017, and 75% thereafter.

Company Performance Factor

Targets are informed by our long-term growth target ranges and our annual business plan. Targets are designed to be challenging but achievable.

Actual results (rounded to the nearest half percent) are compared to the target, and then the percentage achieved is weighted to determine the final Company Performance Factor.

For 2017, the payout curve is linear from 0% to 200% of the target. The maximum payout is 200% of the target and set to be difficult to achieve. For example, to achieve the maximum payout for net operating revenue growth, the Company would have had to achieve 8% growth in the year.

2017 Targets and Results
Performance Metric*	Target	Actual Performance	Result (% of the Target Achieved)	Weighting	Weighted Result
Profit Before Tax Growth	7.0%	8.5%	121%	50%	61%
Net Operating Revenue Growth	4.0%	3.0%	75%	25%	19%
Unit Case Volume Growth	1.5%	0.0%	0%	25%	0%
Company Performance Factor					80%
*

Profit before tax growth and net operating revenue growth are calculated after adjusting for the impact of currency and certain items impacting comparability. These measures differ from profit before tax and net operating revenue reported under GAAP, primarily due to the impact of currency, asset impairments/restructuring, productivity and reinvestment program, net charges by equity investees, transaction gains/losses and other items. In addition, these measures are calculated after adjusting for the impact of structural items. Structural items generally refer to acquisitions or dispositions of bottling and distribution operations and consolidation or deconsolidation of bottling and distribution entities for accounting purposes. Using these adjusted measures of profit before tax growth and net operating revenue growth is appropriate because it provides a more consistent comparison against the prior year.

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Individual Performance Amounts

For the Named Executive Officers, consideration is given for contributions to overall Company results and business/operating unit goals; contributions toward strategic initiatives, including the areas of People, Planet, Productivity, Partners, Portfolio and Profit; and other priorities, including the individual contributions toward the new operating model and accelerating the Company’s transformation to a high-performing growth business. An Individual Performance Amount may be awarded based on an assessment of an executive’s individual performance throughout the year. The maximum percentage of an individual's target award that could be awarded for individual performance in 2017 was 50%, and no Named Executive Officer received an Individual Performance Amount exceeding 15% of his or her target award in 2017. See 2017 Compensation Decisions for Named Executive Officers beginning on page 50.

Long-Term Incentive Compensation

Overview

The Company grants long-term incentive compensation to reward performance over the longer term and align the interests of employees with shareowners. The majority of these awards are performance-based. In 2017, annual long-term incentive awards were equity-based for Named Executive Officers and other senior executives and leaders, and cash-based for other eligible employees. In 2017, approximately 6,600 employees received long-term incentive compensation during the annual grant in February, of which approximately 650 employees received equity awards.

Annual long-term incentive awards are made in February of each year.

A limited number of other awards may be granted throughout the year in exceptional cases.

See 2017 Compensation Decisions for Named Executive Officers beginning on page 50 for details of the 2017 long-term equity awards granted to Named Executive Officers.

All equity awards are subject to our Equity Stewardship Guidelines implemented in 2014. An update regarding our 2017 progress against these guidelines is included below under Equity Stewardship Guidelines and Scorecard.

Long-Term Incentive Annual Awards: Amounts and Performance Measures

The Compensation Committee sets award ranges for long-term incentive compensation for each job grade at the senior executive levels. In 2017, the ranges were informed by surveys of our comparator group’s and similar companies’ pay practices. The Compensation Committee does not target a specific percentile ranking against our comparator group and may grant long-term incentive awards at the higher end of the range for a variety of factors, including individual performance and potential and to reflect support of the larger Coca-Cola system. In 2017, the actual grant value of long-term incentive compensation awarded within such ranges was individually determined at the discretion of the Compensation Committee. Consideration was given to the individual’s skills, experience and future potential, as well as the individual’s and Company’s performance in the prior year.

Once the value of the long-term incentive award is determined, the Compensation Committee grants a portion of the award in stock options and a portion in PSUs. When determining the number of stock options awarded, a Black-Scholes value is first calculated and a floor and ceiling are applied based on a 30-day average stock price. This stock option “guardrail” increases predictability, helps manage the burn rate commitment and is intended to mitigate against excessively high and low Black-Scholes values. For stock option grants in 2017, the low end of our guardrail was used, which valued options at 20% of the 30-day average stock price. This resulted in fewer stock options being granted than the pure Black-Scholes model would have suggested. PSUs are valued based on a 30-day average stock price for purposes of determining target award values.

Due to the rules for how the grant date fair value of long-term incentive awards must be calculated for accounting purposes, the 2017 Summary Compensation Table may not reflect the same stock option and PSU values described above.

How PSU Targets Were Determined

For 2017, performance measures for the annual PSU awards were growth in economic profit and growth in net operating revenue. Economic profit is net operating profit after tax less the cost of capital used in the business, after adjusting for the impact of structural changes that are significant to the Company as a whole, accounting changes and certain other items impacting comparability.

Performance targets for growth in these metrics were derived from the three-year business plan and then set by the Compensation Committee after a detailed review, which included conducting probability analyses, benchmarking performance and evaluating the practices of comparator companies. Participants receive 35% of the award at the threshold level of achievement, 100% of the award at the target level and 150% of the award at the maximum level, prior to application of the total shareowner return multiplier. With the total shareowner return multiplier, payouts can range from 0% to 187.5%.

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Performance Share Units: Relative Total Shareowner Return Modifier and Status of Programs

Relative Total Shareowner Return Modifier

PSU awards include a total shareowner return modifier to further link awards to shareowner value creation.

The number of shares earned from PSU awards will be reduced or increased if total shareowner return over the three-year performance period relative to our compensation comparator group (see page 61) falls outside of a defined range. Specifically, after the performance results are certified, the award will be modified up or down as follows:

If total shareowner return over the three-year performance period is:	Then:
At or above the 75th percentile of the comparator group	The award will be increased 25%
At or above the 25th and below the 75th percentile of our comparator group	No change to the award
Below the 25th percentile of our comparator group	The award will be decreased 25%

Status of Annual PSU Programs

Performance Period	Performance Measure	Threshold, Target and Maximum Performance Levels	Status
2014-2016[1,3]	Compound annual growth in economic profit	Threshold = 6.9% Target = 8.9% Maximum = 10.9%

Results were certified in February 2017.

Economic profit growth was at the maximum level, and the relative total shareowner return modifier was not triggered up or down, as total shareowner return was above the 25th percentile and below the 75th percentile. Final payout was certified at 150%, which was driven by effective management of currency neutral operating results and capital. The shares earned were subject to an additional holding period through February 2018.

2015-2017[2,3]	70% compound annual growth in economic profit 30% net operating revenue growth[4]	Threshold = 4.5% Target = 7.1% Maximum = 9.1% Threshold = 1.1% Target = 4.0% Maximum = 5.9%

Results were certified in February 2018.

Economic profit growth was at the maximum level, and net operating revenue growth was below the target level for total company performance. The relative total shareowner return modifier was not triggered up or down, as total shareowner return was above the 25th percentile and below the 75th percentile. Final payout was certified at 131% for total company performance, which was primarily driven by effective management of currency neutral operating profit results and capital. The shares earned are subject to an additional holding period through February 2019.

2016-2018[2,3]	70% compound annual growth in economic profit 30% compound annual growth in net operating revenue[4]	Threshold = 3.9% Target = 7.9% Maximum = 11.9% Threshold = 3.0% Target = 5.0% Maximum = 7.0%

Through December 31, 2017, payout is projected near the target level. Company performance over the remaining year of the performance period will determine the number of shares earned, if any.

Results will be certified in February 2019, including applying the relative total shareowner return modifier, and any shares earned will be subject to an additional holding period through February 2020.

2017-2019[2,3]	70% compound annual growth in economic profit 30% compound annual growth in net operating revenue[4]	Threshold = 5.0% Target = 8.4% Maximum = 11.8% Threshold = 2.0% Target = 4.0% Maximum = 6.0%

Through December 31, 2017, payout is projected near the target level. Company performance over the remaining years of the performance period will determine the number of shares earned, if any.

Results will be certified in February 2020, including applying the relative total shareowner return modifier, and any shares earned will be subject to an additional holding period through February 2021.

1

Participants receive 50% of the award at the threshold level, 100% of the award at the target level and 150% of the award at the maximum level. Results are rounded and the number of shares is extrapolated on a linear basis between performance levels.

2

Participants receive 35% of the award at the threshold level, 100% of the award at the target level and 150% of the award at the maximum level. Results are rounded and the number of shares is extrapolated on a linear basis between performance levels.

3

The calculation of economic profit growth for the 2014-2016 and 2015-2017 periods was adjusted, and the 2016-2018 and 2017-2019 periods will be adjusted, to exclude items impacting comparability and to exclude structural items that are significant to the Company as a whole including the refranchising of bottling territories in North America. For all of these periods, economic profit growth is calculated on a currency neutral basis.

4

The 2015-2017 PSU program provides for net operating revenue growth to be based on three one-year comparable currency neutral net operating revenue growth targets tied to total Company or group/business unit results, as applicable. The net operating revenue growth target for the 2015-2017 PSU program included in the table above is the one-year 2017 total Company target. The 2016-2018 and 2017-2019 PSU programs provide for comparable currency neutral net operating revenue growth to be based on a three-year compound annual growth target tied to total Company results. This measure differs from net operating revenue growth reported under GAAP, primarily due to the impact of currency and items impacting comparability. In addition, the calculation of comparable currency neutral net operating revenue growth for the 2015, 2016 and 2017 periods was adjusted, and the 2016-2018 and 2017-2019 periods will be adjusted, to exclude structural items that are significant to the Company as a whole including the refranchising of bottling territories in North America.

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Other Long-Term Incentive Awards

The vast majority of equity awards are made as part of the annual long-term incentive grants in February of each year. During the year, a limited number of additional equity awards may be granted, either as time-based restricted stock units or performance-based awards.

For 2017, time-based restricted stock units were typically used for critical retention situations, make-whole awards for newly hired employees who forfeited equity awards at a prior employer, awards when employees return to the Company from bottlers, special recognition, promotions or when other forms of awards are not available for legal or tax reasons.

From time to time, we establish additional performance-based programs related to specific performance goals to motivate and reward for specific initiatives.

No Named Executive Officer received such awards in 2017.

Equity Stewardship Guidelines and Scorecard

In 2014, we adopted Equity Stewardship Guidelines, which specify how we will use long-term equity compensation. The Equity Stewardship Guidelines can be viewed on the Company’s website at www.coca-colacompany.com/equity-stewardship-guidelines.

Primary features of the Equity Stewardship Guidelines include:

A burn rate commitment of 0.8% in 2015 and an average of 0.4% thereafter, which makes availability of shares used for equity awards more certain.

Increased transparency by providing an Equity Scorecard.

Commitment to continue share repurchases with 100% of proceeds from the exercise of stock options as needed to reduce potential dilution.

The Equity Scorecard below provides information for 2017:

The annual equity awards represent the vast majority of equity awards granted during the year.

Overhang primarily includes outstanding awards granted under plans (“Prior Plans”) in place prior to adoption of The Coca-Cola Company 2014 Equity Plan, as amended (the “2014 Equity Plan”). Awards from Prior Plans that expire or are forfeited will not be issued or available for future issuance. Overhang will decline each year as equity awards are exercised or realized, and as awards from Prior Plans expire or are forfeited.

In the Equity Scorecard, actual dilution is how much the equity issued to employees reduces the value of existing shares. Actual dilution is expected to continue to be less than 1% per year going forward, because 100% of the proceeds received from employee stock option exercises are used to repurchase shares and our burn rate is below 1%. The Company repurchases additional shares through its share repurchase program, which resulted in a decrease in Common Stock outstanding in 2017.

EQUITY SCORECARD
	Description		2017
Burn Rate Commitment	Maximum burn rate of 0.8% in 2015 and a maximum average burn rate of 0.4% for the remaining life of the 2014 Equity Plan.		0.40%
Actual Burn Rate	The total number of shares underlying equity awards granted in the year, as a percentage of Common Stock outstanding.		0.35%
Overhang	The total number of shares underlying equity awards already granted plus those available for future grants, as a percentage of Common Stock outstanding.	Prior Plans	2014 Equity Plan	Total

	With Equity Stewardship Guidelines[1]	3.66%	4.70%	8.36%
Actual Dilution	A measure of how much the equity issued to employees reduces the value of existing shares.[2]		0.38%
1

With the burn rate commitment, over the 2014 Equity Plan’s ten-year term, the maximum number of shares estimated to be used is 200 million (based on Common Stock outstanding decreasing by 1% each year).

2

Calculated by dividing the number of net shares issued to employees during the year by the average number of shares of Common Stock outstanding. The number of net shares issued represents the difference between the total number of shares issued and the number of shares repurchased solely using proceeds from employee stock option exercises. Does not include additional share repurchases which further mitigate dilution.

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How We Make Compensation Decisions

Shareowner Engagement and Results of 2017 Advisory Vote on Executive Compensation

The Company has a long-standing shareowner outreach program and routinely interacts with shareowners on a number of matters (see page 33).

At the 2017 Annual Meeting of Shareowners, approximately 75% of the votes cast were in favor of the advisory vote to approve executive compensation. This is not the result that the Company was striving for. The Company recognized that it needed to take a critical look at some of its programs and, as a result, conducted an exhaustive review of its programs and listened to feedback received from shareowners. The 2018 plan design changes include adjustments to address the primary shareowner concern—the level of discretion exercised in the executive annual incentive plan in past years—through the introduction of scorecards for our most senior executives that identify the categories on which they will be evaluated for the 2018 performance year and in future years.

At the 2018 Annual Meeting of Shareowners, we are again holding an advisory vote to approve executive compensation (see page 45) and will continue to consider the results of the advisory vote and engage with our shareowners.

Decision-Making Process and Role of Executive Officers

The Compensation Committee reviews and discusses the Board’s evaluation of the Chairman and the Chief Executive Officer and makes preliminary determinations about their base salary, annual incentive and long-term equity compensation. The Compensation Committee then discusses the compensation recommendations with the full Board, and the Compensation Committee approves final compensation decisions after this discussion.

For other Named Executive Officers, the Chief Executive Officer considers performance and makes individual recommendations to the Compensation Committee on base salary, annual incentive and long-term equity compensation. The Compensation Committee reviews, discusses, modifies and approves, as appropriate, these compensation recommendations.

The Compensation Committee uses several resources and tools, including competitive market information and “tally sheets,” which quantify each of the compensation elements as well as accumulated outstanding long-term equity awards and deferred compensation.

Compensation Comparator Group

We use a comparator group of companies when making certain compensation decisions. The comparator group is used as a reference point, but compensation paid at other companies is not the primary factor in the decision-making process. As noted above, our employees operate in the much larger Coca-Cola system but, when comparing size with comparator companies, we utilize only the net operating revenue and market capitalization of The Coca-Cola Company.

We routinely review the selection criteria and companies in our comparator group. In 2015, our Compensation Committee approved changes effective for 2016 and 2017 on criteria as well as updates to the companies. We will review the comparator group again in 2018.

The table below shows our criteria on how the comparator group was chosen and how it is used.

How the Comparator Group Was Chosen
Comparable size based on net operating revenue and market capitalization.

Major global presence with sales and operations outside of the U.S.

Large consumer products business.

Market-leading brands or category positions as defined by Interbrand.

Financially strong companies.

Available compensation data.

How We Use the Comparator Group*
As an input in developing base salary ranges, annual incentive targets and long-term incentive award ranges.

To evaluate share utilization by reviewing overhang levels and annual run rate.

To benchmark the form and mix of equity awarded to employees.

To benchmark share ownership guidelines.

To assess the competitiveness of total direct compensation awarded to senior executives.

To assess talent and recruitment practices.

To compare Company performance and validate whether executive compensation programs are aligned with Company performance.

As an input in designing compensation plans, benefits and perquisites.

* Since some of the comparator group companies are not U.S.-based, a subgroup of the companies may be used for some of these purposes when data is not publicly available for the foreign companies.

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The comparator group for 2017 was:

AT&T Inc.	Nestlé S.A.
Colgate-Palmolive Company	NIKE, Inc.
Danone	PepsiCo, Inc.
General Mills, Inc.	Philip Morris International Inc.
International Business Machines Corporation	Pfizer, Inc.
Johnson & Johnson	The Procter & Gamble Company
Kimberly-Clark Corporation	Unilever PLC
McDonald’s Corporation	Wal-Mart Stores, Inc.
Mondelēz International, Inc.

Role of the Compensation Consultant

In 2017, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) as its compensation consultant. The Compensation Committee did not engage any other advisor in 2017.

Meridian provided research, data analyses, survey information and design expertise in developing compensation programs for executives and incentive programs for eligible employees. Meridian kept the Compensation Committee apprised of regulatory developments and market trends related to executive compensation practices. Meridian does not determine or recommend the exact amount or form of executive compensation for any of the Named Executive Officers. A representative of Meridian attended meetings of the Compensation Committee.

In accordance with the Compensation Committee’s Independent Compensation Consultant Policy, prior to the retention of a compensation consultant (or any other external advisor), and annually thereafter, the Compensation Committee assesses the independence of the compensation consultant.

Under the Independent Compensation Consultant Policy, a consultant is considered independent if:

–

The individual consultant and any consulting firm or organization that employs the consultant is independent of the Company;

–

The individual consultant does not provide services or products of any kind to the Company or its affiliates or to their management, other than in its capacity as the Compensation Committee’s advisor; and

–

The consulting firm may not provide any other services to the Company without the prior written consent of the Compensation Committee Chair.

The Compensation Committee assessed Meridian’s independence under the Independent Compensation Consultant Policy, including considering the following factors specified in the NYSE listing standards: (i) the provision of other services by the consulting firm to the Company; (ii) the amount of fees paid as a percentage of the total revenue of the consulting firm; (iii) the policies and procedures of the consulting firm that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the consultant with a member of the Compensation Committee; (v) any stock of the Company owned by the consultant; and (vi) any business or personal relationship of the consultant or consulting firm with an executive officer of the Company. Meridian provided the Compensation Committee with confirmation of its independent status under the Independent Compensation Consultant Policy.

The Compensation Committee believes that Meridian is independent and there is no conflict of interest between Meridian and the Compensation Committee.

Risk Considerations

The Compensation Committee reviews the risks and rewards associated with the Company’s compensation programs. The programs are designed with features that the Compensation Committee believes mitigate risk without diminishing the incentive nature of the compensation. We believe our compensation programs encourage and reward prudent business judgment and appropriate risk taking over the short term and the long term.

Management and the Compensation Committee do not believe any of the Company’s compensation programs create risks that are reasonably likely to have a material adverse impact on the Company.

In 2017, the Company conducted, and the Compensation Committee reviewed, a global risk assessment. The risk assessment included conducting a global inventory of incentive plans and programs and considered factors such as the plan metrics, number of participants, maximum payments and risk mitigation factors.

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Additional Compensation Information

Share Ownership Guidelines

Share ownership guidelines align the executives’ long-term financial interests with those of shareowners.

All Named Executive Officers meet or exceed their share ownership guidelines.

The ownership guidelines, which cover approximately 65 executives, are as follows:

Role	Value of Common Stock to be Owned*
Chairman	8 times base salary
Chief Executive Officer	8 times base salary
Operating Business Presidents	5 times base salary
Executive Vice Presidents and Group Presidents	4 times base salary
Other senior executives	2 times base salary
Business Unit Presidents below senior executive level	1 times base salary
* Shares are valued based on the average closing price of Common Stock for the prior one-year period.

Stock options do not count toward the ownership guideline, and PSUs count only after the performance criteria have been met.

To ensure compliance with the guidelines, the Compensation Committee may direct that up to 50% of the annual cash incentive be withheld if an executive is not compliant. The Compensation Committee also may mandate the retention of 100% of net shares, after settlement of taxes and transaction fees, acquired pursuant to equity awards granted on or after January 1, 2009.

Share Retention Policy

In 2013, we adopted a Share Retention Policy requiring executive officers to retain 50% of the shares (after paying taxes) obtained from option exercises or from the release of performance shares or restricted stock awards until the earlier of one year after exercise/release of shares or separation from the Company. This policy was in addition to existing share ownership guidelines.

In 2017, we reviewed our stock ownership guidelines and share retention policy and noted that in the external market the most common retention practice is to apply a hold only until the stock ownership requirement is met. In addition, the Company has had no issues with executive officers meeting their stock ownership objectives. Many of our executives retain more shares than are required under the stock ownership program.

Therefore, beginning with equity awards granted in October 2017, and in addition to the share ownership guidelines described above, executive officers who have not yet met their stock ownership objective must retain 50% of the shares (after paying taxes) obtained from option exercises or from the release of performance shares or restricted stock awards until the earlier of the date on which the stock ownership objective is met or separation from the Company.

Limited exceptions apply for donations of stock to charities, educational institutions or family foundations and for sales or divisions of property in the case of divorce, disability or death. The Compensation Committee is authorized to grant waivers in exceptional circumstances.

Clawbacks

The Company’s short-term and long-term performance compensation, including equity compensation, is subject to recoupment, or “clawback,” in certain circumstances. These clawback provisions apply while an individual is employed and, if an employee separates from employment, the later of one year from separation and payment of the applicable compensation.

In addition to any clawbacks required by law, regulation or applicable listing standards, the clawback provisions allow the Company to recoup payments if an employee or former employee engages in certain prohibited activities, which include violation of any Company policy, including the Company’s Code of Business Conduct, disclosing confidential information or trade secrets, accepting employment competing against the Company or soliciting Company employees.

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Retirement and Benefit Plans

Named Executive Officers participate in the same retirement and benefit plans as the broader population of non-union employees, as applicable. These plans provide for basic retirement needs and serve as a safety net to protect against the financial catastrophes that can result from illness, disability or death.

Retirement plans generally include pension plans, retirement savings plans and deferred compensation plans. There are no special or enhanced pension formulas for Named Executive Officers. See the 2017 Pension Benefits table on page 74 for the value of accumulated pension benefits for the Named Executive Officers.

Benefit plans generally include medical, dental and disability plans.

Perquisites and Other Personal Benefits

The table below summarizes and provides the business rationale for each of the perquisites and other personal benefits provided to the Named Executive Officers. For more information about these perquisites and other personal benefits, and their values, see the discussion beginning on page 67.

Category	Description and Business Rationale
Aircraft Usage

To allow travel time of our Chief Executive Officer and Chairman to be used productively for the Company, for security purposes due to the high profile and global nature of our business and our highly symbolic and well-recognized brands, as well as to ensure availability to respond to business priorities from any location around the world.

Car and Driver	Provided where necessary for security and/or productivity reasons.
Security	To protect our employees given the global visibility of our brands and the extensive locations where we operate.
International Service Program	To promote global mobility and development opportunities for individuals working outside their home country.
Financial and Tax Planning

To address the complex tax and financial situations of a significant percentage of our senior executives with dual nationalities or work histories in a number of countries. Assists in compliance with local country laws.

Other	Executive physicals are made available to set the example for active healthy living.

Change in Control

The Company has change in control provisions in its annual Performance Incentive Plan, its equity plans and some of its retirement plans in which the Named Executive Officers participate. As described beginning on page 78, equity plans include “double-trigger” change in control provisions.

Change in control provisions apply equally to all plan participants. We have no special change in control agreements or arrangements with any of the Named Executive Officers and we do not provide a tax gross-up for any change in control situation.

The change in control provisions are intended to address the concern that, in the event the Company is considering a change in control transaction, the employees involved in considering the transaction might otherwise be motivated to act in their own interests rather than the interests of the shareowners.

For a more detailed discussion of change in control provisions, see the Payments on Termination or Change in Control section beginning on page 76.

Tax and Accounting Implications of Compensation

Section 162(m) of the Tax Code limits the deductibility of certain compensation to $1 million per year for certain executive officers employed at year-end. While the Compensation Committee considers tax and accounting implications as one factor when considering executive compensation, they are not the only factors considered. Other important considerations outweigh tax or accounting considerations. In addition, the Compensation Committee reserves the right to establish compensation arrangements that may not be fully tax deductible under applicable tax laws.

The Company’s annual and long-term incentive plans have been structured with the intent of being exempt from the deduction limitation of Section 162(m) by enabling the Compensation Committee to grant compensation that constitutes “qualified performance-based compensation” under Section 162(m) of the Tax Code, if the Compensation Committee determines to do so.

The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for tax years beginning after December 31, 2017, such that compensation paid to our covered executive officers in

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excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. In 2017, all annual incentive payments to the Named Executive Officers were deducted.

Despite the Compensation Committee’s efforts to structure the Company’s annual and long-term incentive plans in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will.

Generally under GAAP, compensation is expensed as earned. Equity compensation is expensed in accordance with ASC Topic 718, which is generally over the vesting period.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Form 10-K.

Maria Elena Lagomasino, Chair Helene D. Gayle Alexis M. Herman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three independent Directors listed above. No member of the Compensation Committee is a current, or during 2017 was a former, officer or employee of the Company or any of its subsidiaries. During 2017, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In 2017, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

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COMPENSATION TABLES

The following tables, narrative and footnotes discuss the compensation of (i) the Chairman of the Board, who also served as Chief Executive Officer through April 30, 2017; (ii) the Chief Executive Officer; (iii) the Chief Financial Officer; (iv) the three other most highly compensated executive officers during 2017; and (v) Marcos de Quinto who was an executive officer through April 30, 2017 and would have been one of the three other most highly compensated executive officers for 2017 but for the fact that he was not an executive officer as of December 31, 2017. These individuals are referred to as the Named Executive Officers.

2017 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)	Total Without Change in Pension Value ($)[1]
Muhtar Kent[2] Chairman of the Board and Former Chief Executive Officer	2017	$1,200,000	$6,813,726	$1,920,772	$1,800,000	$2,368,071	$689,870	$14,792,439	$12,424,368
	2016	1,600,000	7,552,779	1,983,748	4,100,000	1,523,003	792,414	17,551,944	16,028,941
	2015	1,600,000	4,904,848	2,830,597	4,600,000	0	655,126	14,590,571	14,590,571
James Quincey[3] President and Chief Executive Officer	2017	1,177,167	4,769,612	1,344,540	2,368,493	392,126	530,292	10,582,230	10,190,104
	2016	923,625	4,229,542	1,110,901	2,021,355	321,839	96,448	8,703,710	8,381,871
	2015	700,972	3,727,920	636,243	1,523,032	59,071	199,713	6,846,951	6,787,880
Kathy N. Waller[4] Executive Vice President, Chief Financial Officer and President, Enabling Services	2017	818,287	2,205,955	621,851	956,250	1,760,981	81,162	6,444,486	4,683,505
	2016	749,365	2,794,510	733,987	1,056,805	1,601,929	82,826	7,019,422	5,417,493
	2015	728,406	1,897,287	1,094,927	1,200,083	751,588	59,755	5,732,046	4,980,458
Marcos de Quinto[5,8] Former Executive Vice President and Chief Marketing Officer	2017	784,088	2,416,038	681,074	573,566	504,246	1,629,411	6,588,423	6,084,177
	2016	778,379	3,143,858	825,735	1,156,530	459,734	1,270,819	7,635,055	7,175,321
J. Alexander M. Douglas, Jr.[6] Executive Vice President and President, Coca-Cola North America	2017	723,445	1,873,768	528,214	723,445	845,431	79,997	4,774,300	3,928,869
	2016	718,177	2,492,408	654,636	1,148,469	727,275	91,636	5,832,601	5,105,326
	2015	698,091	4,377,783	1,019,016	1,237,934	73,198	63,682	7,469,704	7,396,506
Irial Finan[7] Executive Vice President and President, Bottling Investments Group	2017	914,769	2,697,124	760,303	1,097,723	463,763	84,819	6,018,501	5,554,738
	2016	908,108	3,146,995	826,561	1,358,432	368,701	170,489	6,779,286	6,410,585
	2015	884,844	2,229,487	1,286,634	1,611,947	1,639,329	1,542,463	9,194,704	7,555,375
Brian J. Smith[8] President, Europe, Middle East and Africa Group	2017	650,000	1,873,768	528,214	731,250	445,128	153,550	4,381,910	3,936,782
1

In order to show the effect that the year-over-year change in pension value had on total compensation, as determined under applicable SEC rules, we have included an additional column to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column (but including the nonqualified deferred compensation earnings reported in that column, if any). The change in pension value is subject to many external variables, such as interest rates, that are not related to Company performance. Therefore, we do not believe a year-over-year change in pension value is helpful in evaluating compensation for comparative purposes and instead, believe shareowners may find the accumulated pension benefits in the 2017 Pension Benefits table on page 74 a more useful calculation of the pension benefits provided to the Named Executive Officers.

2

In addition to serving as Chairman of the Board, Mr. Kent served as Chief Executive Officer through April 30, 2017.

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3

Mr. Quincey was appointed President and Chief Operating Officer effective August 13, 2015 and served in this role through April 30, 2017. Prior to becoming President and Chief Operating Officer, compensation for Mr. Quincey was delivered in British pounds. In calculating the dollar equivalent for items that are not denominated in U.S. dollars, the Company converts each payment into dollars based on an average exchange rate. Mr. Quincey succeeded Mr. Kent as Chief Executive Officer effective May 1, 2017.

4

In addition to serving as Executive Vice President and Chief Financial Officer, Ms. Waller assumed the role of President, Enabling Services effective May 1, 2017.

5

Mr. de Quinto will be retiring from the Company on August 31, 2018. Mr. de Quinto served as Executive Vice President and Chief Marketing Officer through April 30, 2017, when he transitioned to Senior Creative Advisor.

6

Mr. Douglas retired from the Company on March 1, 2018.

7

Mr. Finan will be retiring from the Company on March 31, 2018.

8

Compensation for Mr. de Quinto is provided only for 2017 and 2016 because he was not a Named Executive Officer for 2015. Compensation for Mr. Smith is provided only for 2017 because he was not a Named Executive Officer for 2016 or 2015.

Salary (Column (c))

The amount in the Salary column represents the base salary earned by each of the Named Executive Officers in the applicable year.

Stock Awards (Column (e))

The amount in the Stock Awards column is the grant date fair value of stock awards determined pursuant to ASC Topic 718. For 2017, all of the stock awards reported in the Stock Awards column are PSUs granted under the 2014 Equity Plan, which pay in stock if predetermined performance metrics are met over a three-year period.

If a PSU’s minimum performance measure is not met, no award is earned. If at least the minimum performance measure is attained, awards range from 35% to 150% of the target number of shares. In addition, the PSUs are subject to a relative total shareowner return (“TSR”) modifier. The relative TSR modifier will reduce or increase the amount of shares earned by 25% if TSR over the three-year performance period relative to our compensation comparator group falls outside of a defined range. See page 58 for more information about the relative TSR modifier.

The amounts for 2017 in the table above reflect the value of the annual PSU grants at the target (or 100%) level. The table below provides the potential value of the 2017 annual PSU grants at the threshold, target and maximum levels. The metrics, targets and status of the outstanding PSU programs are described beginning on page 58.

	2017-2019 Performance Share Units Granted 02/16/2017
Name	Value at Threshold Level (35%)[1]	Value at Target (100%) (Reported in Column (e) Above)[1]	Value at Maximum Level (150%)[1]
Mr. Kent	$ 2,384,771	$ 6,813,726	$ 10,220,571
Mr. Quincey	1,669,332	4,769,612	7,154,418
Ms. Waller	772,079	2,205,955	3,308,915
Mr. de Quinto	845,588	2,416,038	3,624,057
Mr. Douglas	655,798	1,873,768	2,810,653
Mr. Finan	943,978	2,697,124	4,045,669
Mr. Smith	655,798	1,873,768	2,810,653
1

Pursuant to the relative TSR modifier on PSU awards, the amount of shares earned will be reduced or increased by 25% if TSR over the three-year performance period relative to our compensation comparator group (see page 61) falls outside of a defined range.

The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 12 to the Company’s consolidated financial statements in the Form 10-K. To see the value actually received upon vesting of stock by the Named Executive Officers in 2017, refer to the 2017 Option Exercises and Stock Vested table on page 73. Additional information on all outstanding stock awards is reflected in the 2017 Outstanding Equity Awards at Fiscal Year-End table beginning on page 71.

Option Awards (Column (f))

The amounts reported in the Option Awards column represent the grant date fair value of stock option awards granted under the 2014 Equity Plan to each of the Named Executive Officers, calculated in accordance with ASC Topic 718.

The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 12 to the Company’s consolidated financial statements in the Form 10-K. To see the value actually received upon exercise of options by the Named Executive Officers in 2017, refer to the 2017 Option Exercises and Stock Vested table on page 73. Additional information on all outstanding option awards is reflected in the 2017 Outstanding Equity Awards at Fiscal Year-End table beginning on page 71.

Non-Equity Incentive Plan Compensation (Column (g))

The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the amounts earned by each Named Executive Officer under the Company’s annual Performance Incentive Plan. The Annual Incentive Compensation section of the Compensation Discussion and Analysis, which begins on page 56, describes how the 2017 Performance Incentive Plan awards to the Named Executive Officers were determined.

Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (h))

The amounts reported for each year in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column are comprised of changes in the actuarial present value of the accumulated pension benefits of each of the Named Executive Officers under the applicable pension plan during such year.

Pension values may fluctuate significantly from year to year depending on a number of factors, including age, years of service, average annual earnings and the assumptions used to determine the present value, such as the discount rate. The assumptions used by the Company in calculating the change in pension value are described on page 74. For 2017, the discount rate assumption used to determine the actuarial present value of accumulated pension benefits was lower than in 2016. For Mr. Kent, this lower discount rate

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assumption was a significant reason for the increase in pension value in 2017. For 2015, $0 was reported because there was a decrease of $520,561 in the pension value.

The Company cautions that the values reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column are theoretical as those amounts are calculated pursuant to SEC requirements and are based on assumptions used in preparing the Company’s audited financial statements for the applicable fiscal years. The Company’s retirement plans utilize a different method of calculating actuarial present value for the purpose of determining a lump sum payment, if any. The change in pension value from year to year as reported in the table is subject to market volatility and may not represent the value that a Named Executive Officer will actually accrue or receive under the Company’s retirement plans during any given year.

None of the Named Executive Officers received above-market or preferential earnings (as these terms are defined by the SEC) on their nonqualified deferred compensation accounts.

The material provisions of the Company’s retirement plans and deferred compensation plans in which the Named Executive Officers participate are described in the Summary of Plans in Annex B beginning on page 98.

All Other Compensation (Column (i))

The amounts reported in the All Other Compensation column reflect, for each Named Executive Officer, the sum of (i) the incremental cost to the Company of all perquisites and other personal benefits, (ii) the amount of any tax reimbursements, (iii) the amounts contributed by the Company to applicable Company 401(k) and savings plans and (iv) the dollar value of life insurance premiums paid by the Company. Amounts contributed to Company 401(k) and savings plans are calculated on the same basis for all participants in the relevant plan, including the Named Executive Officers. The material provisions of the Company 401(k) and savings plans in which the Named Executive Officers participate are described in the Summary of Plans in Annex B beginning on page 98.

The following table outlines those perquisites and other personal benefits and additional all other compensation required by SEC rules to be separately quantified for 2017. A dash indicates that the Named Executive Officer received the perquisite or personal benefit but the amount was not required to be disclosed under SEC rules. The narrative following the table describes all categories of perquisites and other personal benefits provided by the Company in 2017.

	Perquisites and Other Personal Benefits						Additional All Other Compensation
Name	Aircraft Usage	Car and Driver	Security	International Service Program Benefits	Financial and Tax Planning	Other	Tax Reimbursement	Company Contributions to Company 401(k) and Savings Plans	Life Insurance Premiums
Mr. Kent	$188,051	$148,474	$119,780	$0	$—	$—	$28,326	$185,500	$4,944
Mr. Quincey	107,660	0	—	389,322	0	—	0	30,333	864
Ms. Waller	0	0	0	0	—	—	939	65,628	2,800
Mr. de Quinto	0	0	0	1,624,705	0	—	0	0	2,911
Mr. Douglas	0	0	0	0	—	—	0	65,517	2,685
Mr. Finan	0	0	0	0	0	—	69	79,562	3,393
Mr. Smith	0	0	0	88,452	—	—	0	50,893	2,410

Aircraft Usage

The Company owns and operates business aircraft to allow employees to safely and efficiently travel for business purposes around the world. Given the Company’s significant global presence, we believe it is a business imperative for senior leaders to be on the ground at our global operations. The Company aircraft allow employees to be far more productive than if commercial flights were utilized, as the aircraft provide a confidential and highly productive environment in which to conduct business without the schedule constraints imposed by commercial airline service.

The Company aircraft are made available to the Named Executive Officers for their personal use in the following situations:

The Company aircraft is the Board’s strongly preferred method for all travel by Mr. Quincey, for both business and personal travel. This is for security purposes due to the high profile and global nature of our business and our highly symbolic and well-recognized brands, as well as to ensure that he can be immediately available to respond to business priorities from any location around the world. This arrangement also allows travel time to be used productively for the Company. Mr. Quincey and his immediate family traveling with him use the Company aircraft for a reasonable number of personal trips. Personal use of the Company aircraft results in imputed taxable income. Mr. Quincey is not provided a tax reimbursement for personal use of aircraft.

For the same reasons as Mr. Quincey, personal use of the Company aircraft is permitted for Mr. Kent as Chairman of the Board. Beginning with travel occurring after May 1, 2017, following Mr. Quincey’s succession to Chief Executive Officer of the Company, Mr. Kent reimburses the Company for eligible routine personal travel, as permitted by the Federal Aviation Administration. The amount shown in the table above for Mr. Kent reflects the Company’s incremental cost of personal use of the Company aircraft, reduced by the amounts reimbursed by Mr. Kent.

No other Named Executive Officer uses the Company aircraft for personal purposes except in extraordinary circumstances. The

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Company aircraft was not used for personal purposes by Named Executive Officers in 2017, other than Messrs. Kent and Quincey.

Infrequently, spouses and guests of Named Executive Officers ride along on the Company aircraft when the aircraft is already going to a specific destination for a business purpose. This use has minimal cost to the Company and, where applicable, a nominal amount is included in the All Other Compensation table above. Income is imputed to the Named Executive Officer for income tax purposes, but no tax reimbursement is provided since such persons are not traveling for a business purpose.

In determining the incremental cost to the Company of personal use of the Company aircraft, the Company calculates, for each aircraft, the direct variable operating costs on an hourly basis, including all costs that may vary by the hours flown. Items included in calculating this cost are as follows:

–

aircraft fuel and oil;

–

travel, lodging and other expenses for crew;

–

prorated amount of repairs and maintenance;

–

prorated amount of rental fee on airplane hangar;

–

catering;

–

logistics (landing fees, permits, etc.);

–

telecommunication expenses and other supplies; and

–

the amount, if any, of disallowed tax deductions associated with such use.

When the aircraft is already flying to a destination for business purposes, only the direct variable costs associated with the additional passenger (for example, catering) are included in determining the aggregate incremental cost to the Company. While it happens very rarely, if an aircraft flies empty before picking up or after dropping off a passenger flying for personal reasons, this “deadhead” segment would be included in the incremental cost.

Car and Driver

Mr. Kent is provided with a car and driver in the U.S. both for security purposes and to maximize his efficiency during business hours. When not being utilized by Mr. Kent, the car and driver are used for other Company business. However, the Company has included the entire cost of the car and driver, including all salary, benefits and related employment costs. A car and driver are made available to Mr. Kent in Turkey for security purposes. No other Named Executive Officer is provided with a car or driver.

Security

The Company provides a security program for Mr. Kent. This includes monitoring equipment at his homes and Company-paid security personnel. Upon becoming President and Chief Operating Officer in 2015, security upgrades were made to Mr. Quincey's residence and monitoring costs were incurred in 2017. No other Named Executive Officer is provided with Company-paid security, except where necessary when traveling overseas, and with respect to Mr. de Quinto, security services provided pursuant to his international service program benefits.

International Service Program Benefits

The Company provides benefits to globally mobile associates under various international service programs, the material provisions of which are described on page 100. These programs are designed to relocate and support employees who are sent on an assignment outside of their home country. The purpose of the programs is to make sure that when the Company requests that an employee move outside his or her home country, economic considerations do not play a role. This helps the Company quickly meet its business needs around the world and develop its employees.

In connection with Mr. Quincey’s appointment as President and Chief Operating Officer and to support his transition to Atlanta from the UK, Mr. Quincey received benefits under an international service program through April 30, 2017. Benefits related to his participation in the program and relocation to the U.S. were paid in 2017 and may be paid in future years.

Mr. de Quinto, a Spanish national, is provided with benefits under an international service program. In addition, he received additional benefits related to his relocation to the U.S.

Mr. Smith participated in an international service program through July 31, 2016 because he was a U.S. citizen based in Mexico. Currently, Mr. Smith is based in the U.S. and therefore no longer participates in the program. However, certain benefits related to his participation in the program and repatriation to the U.S. were paid in 2017 and may be paid in future years.

The costs to the Company in 2017 were as follows:

Name	Relocation	Security	Home Leave	Housing Allowance	Host Country Allowance	Tax Equalization[1]	Other Program Allowances
Mr. Quincey	$0	$0	$0	$55,620	$2,490	$331,052	$160
Mr. de Quinto	0	199,142	9,300	198,503	7,755	972,198	237,807
Mr. Smith	9,734	0	0	0	0	78,718	0
1 The tax equalization amount may differ significantly from year to year due to differences in timing of payments and tax reporting years in various countries.

Financial and Tax Planning

The Company provides a taxable reimbursement to the Named Executive Officers for financial planning services, which may include tax preparation and estate planning services. No tax gross-ups are provided to the Named Executive Officers for this benefit.

Other Perquisites

The Company makes available executive physicals to executives, including the Named Executive Officers.

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Additional All Other Compensation

Tax Reimbursement

The amounts reported in the table on page 67 represent tax reimbursements for certain Named Executive Officers. All amounts for 2017 are related to business use of the Company aircraft. No Named Executive Officer is provided a tax reimbursement for personal use of aircraft, but Named Executive Officers are provided a tax reimbursement for taxes incurred when a spouse travels for business purposes. These taxes are incurred because of the Internal Revenue Service’s extremely limited rules concerning business travel by spouses. It is sometimes necessary for spouses to accompany Named Executive Officers to business functions. In contrast to personal use, the Company does not believe an employee should pay personally when travel is required or important for business purposes.

To calculate taxable income, the Standard Industry Fare Level rates set by the Internal Revenue Service are used. Where a tax reimbursement is authorized, it is calculated using the highest marginal federal tax rate, applicable state rate and Medicare rates. The rate used to calculate taxable income has no relationship to the incremental cost to the Company associated with the use of the aircraft.

Company Contributions to Company 401(k) and Savings Plans

The Company makes matching contributions to Named Executive Officers who participate in applicable Company 401(k) or savings plans on the same terms and using the same formulas as other participating employees. In 2017, all Named Executive Officers except for Mr. de Quinto participated in the Company 401(k) Plan and Supplemental 401(k) Plan.

The amounts reported in the table on page 67 represent the following contributions in 2017:

Mr. Kent – $9,450 to the 401(k) Plan and $176,050 to the Supplemental 401(k) Plan.

Mr. Quincey – $9,450 to the 401(k) Plan and $20,883 to the Supplemental 401(k) Plan.

Ms. Waller – $9,450 to the 401(k) Plan and $56,178 to the Supplemental 401(k) Plan.

Mr. Douglas – $9,450 to the 401(k) Plan and $56,067 to the Supplemental 401(k) Plan.

Mr. Finan – $9,450 to the 401(k) Plan and $70,112 to the Supplemental 401(k) Plan.

Mr. Smith – $9,450 to the 401(k) Plan and $41,443 to the Supplemental 401(k) Plan.

In 2017, Mr. Quincey, through April 30, 2017, and Mr. de Quinto participated in the Mobile Employees Retirement Plan, which is included in the 2017 Pension Benefits table on page 74.

Life Insurance Premiums

The Company provides life insurance to U.S.-based employees, including the Named Executive Officers. In 2017, this coverage was equal to the lesser of 1.5 times pay or $2 million. The amounts reported in the table on page 67 represent the premiums paid for this insurance by the Company.

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2017 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Closing Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Muhtar Kent	02/16/2017	$0	$2,000,000	$5,000,000
	02/16/2017				67,576	193,077	289,615				$6,813,726
	02/16/2017							482,606	$40.89	$41.20	1,920,772
James Quincey	02/16/2017	0	2,493,150	6,232,875
	02/16/2017				47,303	135,154	202,731				4,769,612
	02/16/2017							337,824	40.89	41.20	1,344,540
Kathy N. Waller	02/16/2017	0	1,062,500	2,656,250
	02/16/2017				21,878	62,509	93,763				2,205,955
	02/16/2017							156,244	40.89	41.20	621,851
Marcos de Quinto	02/16/2017	0	716,958	1,792,395
	02/16/2017				23,961	68,462	102,693				2,416,038
	02/16/2017							171,124	40.89	41.20	681,074
J. Alexander M. Douglas, Jr.	02/16/2017	0	904,306	2,260,765
	02/16/2017				18,583	53,096	79,644				1,873,768
	02/16/2017							132,717	40.89	41.20	528,214
Irial Finan	02/16/2017	0	1,372,154	3,430,385
	02/16/2017				26,749	76,427	114,640				2,697,124
	02/16/2017							191,031	40.89	41.20	760,303
Brian J. Smith	02/16/2017	0	812,500	2,031,250
	02/16/2017				18,583	53,096	79,644				1,873,768
	02/16/2017							132,717	40.89	41.20	528,214

Estimated Future Payouts Under Non-Equity Incentive Plan Awards (Annual Incentive)
(Columns (c), (d) and (e))

The amounts represent the possible awards under the annual Performance Incentive Plan as described beginning on page 56. Actual payments under these awards were determined in February 2018, will be paid in March 2018 and are included in the Non-Equity Incentive Plan Compensation column (column (g)) of the 2017 Summary Compensation Table.

Estimated Future Payouts Under Equity Incentive Plan Awards (PSUs) (Columns (f),
(g) and (h))

The awards represent PSUs granted in February 2017. The performance period for the awards is from January 1, 2017 to December 31, 2019. The awards are subject to an additional holding period through February 2021 and a relative TSR modifier. The grant date fair value is included in the Stock Awards column (column (e)) of the 2017 Summary Compensation Table. For additional details of the PSU awards granted in 2017, see the discussion beginning on page 57.

All Other Option Awards and Exercise Price of Option Awards (Stock Options) (Columns (j) and (k))

The awards represent stock options granted in February 2017. These options have a term of ten years from the grant date and vest 25% on the first, second, third and fourth anniversaries of the grant date. The exercise price of stock options is the average of the high and low price of Common Stock on the grant date.

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2017 Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)*	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)*
Muhtar Kent	1,265,822	[1]			$25.26500	07/16/2018	469,833	[13]	$21,555,938	383,308	[14]	$17,586,171
	578,704	[2]			29.05475	07/16/2018
	2,334,000	[3]			21.60000	02/18/2019
	1,211,400	[4]			27.76750	02/17/2020
	1,603,200	[5]			31.99750	02/16/2021
	1,808,696	[6]			34.35250	02/15/2022
	1,912,351	[7]			37.61000	02/20/2023
	1,786,600	[8]	595,534	[8]	37.20500	02/19/2024
	322,391	[9]	322,392	[9]	41.88500	02/18/2025
	118,929	[10]	356,790	[10]	43.51500	02/17/2026
			482,606	[11]	40.89000	02/15/2027
James Quincey	38,260	[6]			34.35250	02/15/2022	157,658	[15]	7,233,349	241,683	[16]	11,088,416
	256,972	[7]			37.61000	02/20/2023
	276,086	[8]	92,028	[8]	37.20500	02/19/2024
	72,465	[9]	72,465	[9]	41.88500	02/18/2025
	66,601	[10]	199,802	[10]	43.51500	02/17/2026
			337,824	[11]	40.89000	02/15/2027
Kathy N. Waller	23,240	[12]			29.07250	02/20/2018	94,204	[17]	4,322,080	132,894	[18]	6,097,177
	68,230	[3]			21.60000	02/18/2019
	88,400	[4]			27.76750	02/17/2020
	104,200	[5]			31.99750	02/16/2021
	118,588	[6]			34.35250	02/15/2022
	119,880	[7]			37.61000	02/20/2023
	171,414	[8]	57,137	[8]	37.20500	02/19/2024
	124,707	[9]	124,707	[9]	41.88500	02/18/2025
	44,004	[10]	132,012	[10]	43.51500	02/17/2026
			156,244	[11]	40.89000	02/15/2027
Marcos de Quinto	122,450	[5]			31.99750	02/16/2021	85,061	[19]	3,902,599	147,646	[20]	6,773,998
	106,435	[6]			34.35250	02/15/2022
	139,840	[7]			37.61000	02/20/2023
	133,995	[8]	44,665	[8]	37.20500	02/19/2024
	119,285	[9]	119,285	[9]	41.88500	02/18/2025
	49,505	[10]	148,513	[10]	43.51500	02/17/2026
			171,124	[11]	40.89000	02/15/2027
J. Alexander M. Douglas, Jr.	22,577	[3]			21.60000	02/18/2019	175,924	[21]	8,071,393	115,872	[22]	5,316,207
	39,520	[4]			27.76750	02/17/2020
	50,912	[5]			31.99750	02/16/2021
	55,870	[6]			34.35250	02/15/2022
	433,865	[7]			37.61000	02/20/2023
	405,336	[8]	135,111	[8]	37.20500	02/19/2024
	116,061	[9]	116,061	[9]	41.88500	02/18/2025
	39,247	[10]	117,740	[10]	43.51500	02/17/2026
			132,717	[11]	40.89000	02/15/2027

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	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)*	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)*
Irial Finan	672,268	[3]			21.60000	02/18/2019	160,279	[23]	7,353,601	155,690	[24]	7,143,057
	341,600	[4]			27.76750	02/17/2020
	374,200	[5]			31.99750	02/16/2021
	374,956	[6]			34.35250	02/15/2022
	418,327	[7]			37.61000	02/20/2023
	586,229	[8]	195,409	[8]	37.20500	02/19/2024
	146,542	[9]	146,541	[9]	41.88500	02/18/2025
	49,554	[10]	148,662	[10]	43.51500	02/17/2026
			191,031	[11]	40.89000	02/15/2027
Brian J. Smith	43,000	[5]			31.99750	02/16/2021	75,043	[25]	3,442,973	90,587	[26]	4,156,132
	177,808	[6]			34.35250	02/15/2022
	256,972	[7]			37.61000	02/20/2023
	240,075	[8]	80,024	[8]	37.20500	02/19/2024
	63,013	[9]	63,013	[9]	41.88500	02/18/2025
	23,439	[10]	70,317	[10]	43.51500	02/17/2026
			132,717	[11]	40.89000	02/15/2027

*

Market value in columns (h) and (j) was determined by multiplying the number of shares of stock or units, as applicable, by $45.88, the closing price of Common Stock on December 29, 2017, the last trading day of the year.

1

These options were granted on July 17, 2008. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.

2

These options were granted on July 17, 2008. The options vested 100% on the fourth anniversary of the grant date.

3

These options were granted on February 19, 2009. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.

4

These options were granted on February 18, 2010. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.

5

These options were granted on February 17, 2011. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.

6

These options were granted on February 16, 2012. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.

7

These options were granted on February 21, 2013. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.

8

These options were granted on February 20, 2014. The options vest 25% on the first, second, third and fourth anniversaries of the grant date.

9

These options were granted on February 19, 2015. The options vest 25% on the first, second, third and fourth anniversaries of the grant date.

10

These options were granted on February 18, 2016. The options vest 25% on the first, second, third and fourth anniversaries of the grant date.

11

These options were granted on February 16, 2017. The options vest 25% on the first, second, third and fourth anniversaries of the grant date.

12

These options were granted on February 21, 2008. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.

13

Reflects 300,940 restricted stock units issued upon satisfaction of the performance measures under the 2014-2016 PSU program and 168,893 restricted stock units issued upon satisfaction of the performance measures under the 2015-2017 PSU program.

14

Reflects 190,231 PSUs for the 2016-2018 PSU program at the target award level and 193,077 PSUs for the 2017-2019 PSU program at the target award level.

15

Reflects 72,838 restricted stock units that will vest 50% on August 12, 2018 and 50% on August 12, 2019; 46,504 restricted stock units issued upon satisfaction of the performance measures under the 2014-2016 PSU program and 38,316 restricted stock units issued upon satisfaction of the performance measures under the 2015-2017 PSU program.

16

Reflects 106,529 PSUs for the 2016-2018 PSU program at the target award level and 135,154 PSUs for the 2017-2019 PSU program at the target award level.

17

Reflects 28,873 restricted stock units issued upon satisfaction of the performance measures under the 2014-2016 PSU program and 65,331 restricted stock units issued upon satisfaction of the performance measures under the 2015-2017 PSU program.

18

Reflects 70,385 PSUs for the 2016-2018 PSU program at the target award level and 62,509 PSUs for the 2017-2019 PSU program at the target award level.

19

Reflects 22,570 restricted stock units issued upon satisfaction of the performance measures under the 2014-2016 PSU program and 62,491 restricted stock units issued upon satisfaction of the performance measures under the 2015-2017 PSU program.

20

Reflects 79,184 PSUs for the 2016-2018 PSU program at the target award level and 68,462 PSUs for the 2017-2019 PSU program at the target award level.

21

Reflects 12,539 restricted stock units issued upon satisfaction of the 2014 performance measure, 15,047 restricted stock units issued upon the satisfaction of the 2015 performance measure and 17,868 restricted stock units issued upon satisfaction of the 2016 performance measure under a 2014-2016 performance-based award; 68,275 restricted stock units issued upon satisfaction of the performance measures under the 2014-2016 PSU program and 62,195 restricted stock units issued upon satisfaction of the performance measures under the 2015-2017 PSU program.

22

Reflects 62,776 PSUs for the 2016-2018 PSU program at the target award level and 53,096 PSUs for the 2017-2019 PSU program at the target award level.

23

Reflects 98,746 restricted stock units issued upon satisfaction of the performance measures under the 2014-2016 PSU program and 61,533 restricted stock units issued upon satisfaction of the performance measures under the 2015-2017 PSU program.

24

Reflects 79,263 PSUs for the 2016-2018 PSU program at the target award level and 76,427 PSUs for the 2017-2019 PSU program at the target award level.

25

Reflects 40,438 restricted stock units issued upon satisfaction of the performance measures under the 2014-2016 PSU program and 34,605 restricted stock units issued upon satisfaction of the performance measures under the 2015-2017 PSU program.

26

Reflects 37,491 PSUs for the 2016-2018 PSU program at the target award level and 53,096 PSUs for the 2017-2019 PSU program at the target award level.

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2017 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Muhtar Kent	731,706	$12,100,588	0	$0
James Quincey	0	0	0	0
Kathy N. Waller	12,632	296,126	0	0
Marcos de Quinto	197,802	4,195,874	0	0
J. Alexander M. Douglas, Jr.	555,747	7,484,245	66,667	3,062,432
Irial Finan	354,146	5,640,975	0	0
Brian J. Smith	187,800	2,785,880	0	0

Option Awards (Columns (b) and (c))

The following table provides details of the stock options exercised in 2017.

Name	Grant Date	Options Exercised	Exercise Date	Value Realized on Exercise
Mr. Kent	02/21/2008	731,706	08/02/2017	$12,100,588
Ms. Waller	12/18/2002	12,632	08/10/2017	296,126
Mr. de Quinto	02/19/2009	108,402	05/31/2017	2,601,648
	02/18/2010	89,400	05/31/2017	1,594,226
Mr. Douglas	02/21/2008	15,000	03/14/2017	193,612
	02/21/2008	22,000	05/03/2017	311,905
	02/18/2010	18,170	07/28/2017	331,916
	02/16/2012	140,000	07/28/2017	1,635,522
	02/21/2008	22,568	08/01/2017	375,590
	02/19/2009	22,577	11/08/2017	552,929
	02/18/2010	39,520	11/08/2017	724,137
	02/17/2011	50,912	11/08/2017	717,518
	02/16/2012	225,000	11/08/2017	2,641,116
Mr. Finan	02/21/2008	354,146	05/24/2017	5,640,975
Mr. Smith	02/18/2010	87,800	05/10/2017	1,375,351
	02/17/2011	25,000	08/15/2017	348,492
	02/17/2011	25,000	08/15/2017	350,895
	02/17/2011	25,000	08/15/2017	354,857
	02/17/2011	25,000	08/16/2017	356,285

Stock Awards (Columns (d) and (e))

The following table provides details of the stock awards that vested and the value realized in 2017.

Name	Grant Date	Release Date	Number of Shares	Stock Price on Release Date[1]	Value Realized on Release	Description
Mr. Douglas	10/14/2015	12/29/2017	66,667	$45.94	$3,062,432	Shares underlying a one-time award of restricted stock units
1 Represents the average of the high and low prices of Common Stock on the applicable release date.
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2017 Pension Benefits

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)		Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Muhtar Kent	TCCC Pension Plan	29.9		$1,504,450	$0
	TCCC Supplemental Pension Plan	—	[1]	42,527,529	0
James Quincey	Mobile Plan	11.1	[2]	1,939,305	10,792
	TCCC Pension Plan	3.6		95,903	0
	TCCC Supplemental Pension Plan	—	[1]	330,692	0
Kathy N. Waller	TCCC Pension Plan	30.3		1,270,749	0
	TCCC Supplemental Pension Plan	—	[1]	6,274,830	0
Marcos de Quinto	Mobile Plan	17.3		5,512,649	15,149
J. Alexander M. Douglas, Jr.	TCCC Pension Plan	30.0		1,050,615	0
	TCCC Supplemental Pension Plan	—	[1]	7,178,778	0
Irial Finan	Mobile Plan	10.9	[3]	7,253,913	15,098
	TCCC Pension Plan	2.5		66,447	0
	TCCC Supplemental Pension Plan	—	[1]	362,950	0
Brian J. Smith	TCCC Pension Plan	20.8		588,597	0
	TCCC Supplemental Pension Plan	—	[1]	2,883,453	0
1

For each person, the same years of service apply to both the TCCC Pension Plan and the TCCC Supplemental Pension Plan, which work in tandem.

2

In May 2017, Mr. Quincey stopped participating in an international service program and localized to the U.S. As a result, Mr. Quincey began participating again in the TCCC Pension Plan and TCCC Supplemental Pension Plan, and stopped accruing benefits in the Mobile Plan.

3

In July 2015, Mr. Finan stopped participating in an international service program. As a result, Mr. Finan began participating in the TCCC Pension Plan and TCCC Supplemental Pension Plan, and stopped accruing benefits under the Mobile Plan.

The Company provides retirement benefits from various plans to its employees, including the Named Executive Officers. Due to the Company’s global operations, it maintains different plans to address different market conditions, various legal and tax requirements and different groups of employees.

In 2017, all Named Executive Officers except Mr. de Quinto participated in or had a benefit under The Coca-Cola Company Pension Plan (the “TCCC Pension Plan”) and The Coca-Cola Company Supplemental Pension Plan (the “TCCC Supplemental Pension Plan”). In 2017, Messrs. Quincey and de Quinto participated in the Mobile Employees Retirement Plan (the “Mobile Plan”). Mr. Finan has a benefit under the Mobile Plan for the period he was covered under an international service program. Additional details of these plans are described in the Summary of Plans in Annex B beginning on page 98. The table above reflects the present value of benefits accrued by each of the Named Executive Officers from the applicable plans.

Compensation used for determining pension benefits under the TCCC Pension Plan, the TCCC Supplemental Pension Plan and the Mobile Plan generally includes only salary and short-term cash incentives. The amounts reflected for each plan represent the present value of the maximum benefit payable under the applicable plan. In some cases, the payments may be reduced for early retirement or by benefits paid by other Company-sponsored retirement plans, statutory payments or Social Security.

The Company generally does not grant additional years of benefit service, and no Named Executive Officer has been credited with additional years of benefit service.

The discount rate assumption used by the Company in calculating the present value of accumulated benefits was 3.63% for the TCCC Pension Plan and 3.60% for the TCCC Supplemental Pension Plan. Additional assumptions used by the Company in calculating the present value of accumulated benefits are incorporated herein by reference to Note 13 to the Company’s consolidated financial statements in the Form 10-K. The calculations assume that the Named Executive Officer continues to live at least until the earliest age at which an unreduced benefit is payable.

The Company’s retirement plans utilize a different method of calculating actuarial present value for the purpose of determining a lump sum payment, if any. The traditional pension benefit under the TCCC Supplemental Pension Plan is paid in the form of an annuity if the employee has reached at least age 55 with ten years of service at the time of his or her separation from the Company. Therefore, Ms. Waller and Messrs. Kent, Douglas and Smith are required to take the traditional pension benefit portion of their TCCC Supplemental Pension Plan benefit in the form of an annuity.

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2017 Nonqualified Deferred Compensation

The following table provides information on the Named Executive Officers’ participation in The Coca-Cola Company Deferred Compensation Plan (the “Deferred Compensation Plan”) and the Supplemental 401(k) Plan, as applicable. These plans either allow eligible employees to defer part of their salary and annual incentive on a voluntary basis or make employees whole when the Company matching contribution is limited under the tax-qualified plan. The Company matching contribution under the Supplemental 401(k) Plan was provided at the same rate as the match in the 401(k) Plan. The Company does not match any additional voluntary deferrals.

Additional details of the Deferred Compensation Plan and the Supplemental 401(k) Plan are described in the Summary of Plans in Annex B beginning on page 98.

Name (a)	Plan Name	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
Muhtar Kent	Deferred Compensation Plan	N/A	N/A	N/A	N/A	N/A
	Supplemental 401(k) Plan	N/A	$176,050	$408,537	$0	$3,282,096
James Quincey	Deferred Compensation Plan	N/A	N/A	N/A	N/A	N/A
	Supplemental 401(k) Plan	N/A	20,883	447	0	22,974
Kathy N. Waller	Deferred Compensation Plan	$158,521	0	98,547	0	645,517
	Supplemental 401(k) Plan	N/A	56,178	46,535	0	392,509
Marcos de Quinto	Deferred Compensation Plan	N/A	N/A	N/A	N/A	N/A
J. Alexander M. Douglas, Jr.	Deferred Compensation Plan	0	0	411,300	0	2,899,638
	Supplemental 401(k) Plan	N/A	56,067	153,524	0	1,236,908
Irial Finan	Deferred Compensation Plan	N/A	N/A	N/A	N/A	N/A
	Supplemental 401(k) Plan	N/A	70,112	17,830	0	169,188
Brian J. Smith	Deferred Compensation Plan	162,500	0	42,164	0	374,586
	Supplemental 401(k) Plan	N/A	41,443	71,315	0	582,350

Executive Contributions in Last Fiscal Year (Column (b))

Ms. Waller and Mr. Smith contributed to the Deferred Compensation Plan in 2017.

Registrant Contributions in Last Fiscal Year (Column (c))

All Company matching contributions shown are included in the “All Other Compensation” column of the 2017 Summary Compensation Table.

Aggregate Earnings in Last Fiscal Year (Column (d))

The earnings reflected in column (d) represent deemed investment earnings or losses from voluntary deferrals and Company contributions, as applicable. The Deferred Compensation Plan and the Supplemental 401(k) Plan do not guarantee a return on deferred amounts. For these plans, no amounts included in column (d) are reported in the 2017 Summary Compensation Table because the plans do not provide for above-market or preferential earnings.

Aggregate Balance at Last Fiscal Year-End (Column (f))

The amounts reflected in column (f) for Ms. Waller and Messrs. Kent, Douglas and Finan, with the exception of amounts reflected in columns (b), (c) and (d), if any, have been reported in prior Company proxy statements. For Messrs. Quincey and Smith, no portion of the amount in column (f) has been reported in prior Company proxy statements because Mr. Quincey reentered the Supplemental 401(k) Plan in 2017, and because Mr. Smith was not a Named Executive Officer prior to 2017.

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PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

General

Most of the Company’s plans and programs contain specific provisions detailing how payments are treated upon termination or change in control. The specific termination and change in control provisions under these plans, which are described below, apply to all participants in each plan. The termination scenarios described in this section include voluntary separation, involuntary separation, disability and death. For more information on the plans described below, see Summary of Plans in Annex B beginning on page 98.

Named Executive Officer Retirements

As noted above, several of the Named Executive Officers departed or will be departing the Company in 2018. On March 1, 2018, Mr. Douglas retired from the Company. Upon retirement, Mr. Douglas received only the retirement and other benefits he was entitled to under the standard terms of the applicable Company programs. He did not receive any severance benefits.

On March 31, 2018, Mr. Finan will be retiring from the Company. As previously disclosed, in connection with his retirement, the Company and Mr. Finan entered into a Separation Agreement and Full and Complete Release Agreement on Trade Secrets and Confidentiality on December 7, 2017, which govern the terms of his retirement (the “Finan Separation Agreement”). Pursuant to the Finan Separation Agreement, among other things, Mr. Finan will receive severance benefits under the terms of The Coca-Cola Company Severance Pay Plan (the “TCCC Severance Plan”) upon his retirement. If Mr. Finan remains employed through March 31, 2018, he will receive an annual incentive award for 2018, prorated for three months and payable in March 2019. Mr. Finan will not receive any further equity grants. All of Mr. Finan’s outstanding equity incentive awards will be treated in accordance with the related equity plans and related agreements (see the 2017 Outstanding Equity Awards at Fiscal Year-End table beginning on page 71). Mr. Finan’s retirement benefits will consist of those benefits accrued and vested under the standard terms and conditions of the plans in which he participates (see 2017 Pension Benefits table beginning on page 74).

On August 31, 2018, Mr. de Quinto will be retiring from the Company. As previously disclosed, in connection with his retirement, the Company and Mr. de Quinto entered into a Separation Agreement and Full and Complete Release Agreement on Trade Secrets and Confidentiality on March 20, 2017, which govern the terms of his retirement (the “de Quinto Separation Agreement”). Pursuant to the de Quinto Separation Agreement, among other things, the Company will pay standard repatriation allowances for Mr. de Quinto to repatriate to Spain upon retirement if he chooses; Mr. de Quinto will continue to receive standard assignment-related allowances through his retirement date; and the Company made the annual payment for Mr. de Quinto’s security in Spain for 2018. If Mr. de Quinto remains employed through August 31, 2018, he will receive an annual incentive award for 2018, prorated for eight months and payable in March 2019. Mr. de Quinto will not receive any further equity grants. All of Mr. de Quinto’s outstanding equity incentive awards will be treated in accordance with the related equity plans and related agreements (see the 2017 Outstanding Equity Awards at Fiscal Year-End table beginning on page 71). Mr. de Quinto’s retirement benefits will consist of those benefits accrued and vested under the standard terms and conditions of the plans in which he participates (see 2017 Pension Benefits table beginning on page 74).

In accordance with the SEC’s rules, the remainder of this section assumes that employment for each of Messrs. Douglas, Finan and de Quinto was terminated or a change of control of the Company occurred as of December 31, 2017 and does not take into account Mr. Douglas’ retirement or the terms of the Finan and de Quinto Separation Agreements described above.

Change in Control

The change in control provisions in the various Company plans were adopted to mitigate the concern that, in the event the Company is considering a change in control transaction, the employees involved in considering the transaction might otherwise be motivated to act in their own interests rather than the interests of the shareowners. Thus, the change in control provisions are designed with the intention of ensuring that employees are neither harmed nor given a windfall in the event of a change in control. The Company’s plans generally provide that a change in control may occur upon (i) greater than a 20% change in ownership of the Company; (ii) a change of the majority of the Board within a two-year period; or (iii) certain merger and consolidation transactions. As described below, Company equity plans include “double-trigger” change in control provisions.

The Company does not have individual change in control agreements and no tax gross-up is provided for any taxes incurred as a result of a change in control payment. The Board can determine prior to the potential change in control that no change in control will be deemed to have occurred.

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Severance Plan

All of the Named Executive Officers other than Mr. de Quinto are covered by the TCCC Severance Plan.

Termination, Death, Disability

Generally, benefits are payable under the TCCC Severance Plan when an employee is terminated involuntarily due to specific circumstances, such as an internal reorganization or position elimination. The maximum cash severance benefit under this plan is two years of base pay, payable as a lump sum. For Mr. de Quinto, if terminated involuntarily other than for cause, he is entitled to receive two times the amount of his base salary that exceeds $750,000 at the time of separation.

Change in Control

There are no separate change in control provisions included in the TCCC Severance Plan.

Annual Incentive Plan

All of the Named Executive Officers participated in the annual Performance Incentive Plan in 2017.

Termination, Death, Disability

Generally, participants employed on December 31 are eligible to receive a cash incentive for the year, regardless of whether employment continues through the payment date. Employees who (i) terminate employment prior to December 31 who are at least 55 years of age with ten years of service; (ii) die; or (iii) move to an affiliate generally receive a prorated incentive based on actual Company performance and the portion of the year actually worked.

Change in Control

Upon a change in control, participants receive the target amount of the annual incentive after the end of the performance year. This amount is prorated if the participant leaves during the year.

Deferred Compensation Plans

All of the Named Executive Officers except Messrs. Quincey and de Quinto were eligible to participate in the Deferred Compensation Plan in 2017. However, not all chose to participate.

Termination, Death, Disability

Under the Deferred Compensation Plan, employees who terminate employment after age 50 with five years of service receive payments based on elections made at the time they elected to defer compensation. Other employees receive a lump sum after termination. Individuals who are designated as “specified employees” under Section 409A of the Tax Code may not receive payments for at least six months following termination of employment to the extent the amounts were deferred after January 1, 2005. There are no enhanced benefits payable under the Deferred Compensation Plan upon a participant’s death or disability.

Change in Control

Upon a change in control, any Company discretionary contributions to the Deferred Compensation Plan vest. No Named Executive Officers have received a Company discretionary contribution.

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Equity Plans

All of the Named Executive Officers participated in the Company’s equity plans in 2017.

Termination

The treatment of equity upon termination of employment depends on the reason for the termination and the employee’s age and length of service at termination. The chart below details the termination provisions of the various equity award types.

Award Type	Separation Prior to Meeting Age/Service Requirement[1]	Separation After Meeting Age/Service Requirement[1]
Stock Options	Employees have six months to exercise vested options. Unvested options are forfeited.	All options held at least 12 months vest. Employees have the full remaining term to exercise the options.
Restricted Stock/ Restricted Stock Units	Shares are forfeited unless held until the time specified in the grant and performance measures, if any, are met.	Shares are forfeited unless held until the time specified in the grant and performance measures, if any, are met. Some grants vest upon meeting age and service requirements.
PSUs	All PSUs are forfeited if separation occurs prior to satisfaction of performance measures and holding requirements.	For grants held at least 12 months, the employee receives the same number of earned shares as active employees after the results are certified.
1

The age and service requirement is generally age 60 with at least ten years of service. In 2012, the Compensation Committee approved a special equity program for employees who are at least age 50 with at least ten years of service and are involuntarily terminated. This program provides that (i) outstanding stock options held at least 12 months will not be forfeited and continue to vest for up to four years and (ii) outstanding PSUs held at least 12 months will not be forfeited and a prorated amount will be released after the results are certified. Executive officers are not eligible for this program without specific approval by the Compensation Committee. No Named Executive Officer has been made eligible for the program. Equity plans and award agreements were amended in February 2013 to apply these provisions to all grants beginning in 2013 for all eligible employees.

Death

If an employee dies, all options vest if the options have been accepted. The employee’s estate has five years from the date of death to exercise the options. Restricted stock and restricted stock units vest and are released to the employee’s estate. For PSUs, if death occurs during the performance period, the employee’s estate receives a cash payment equal to the value of the target number of shares. For PSUs where performance has been certified, the employee’s estate receives a cash payment based on the certified results within 90 days.

Disability

If an employee terminates employment because of disability, all options become nonforfeitable, and the employee has the full remaining term to exercise the options. Restricted stock and restricted stock units vest and are released to the employee. For PSUs in the performance period, the employee receives shares equal to the number of shares that the employee would have earned based on actual performance after the end of the performance period.

Change in Control

Beginning with awards in 2015, the treatment of equity upon a change in control is governed by the 2014 Equity Plan. Awards granted prior to 2015 were governed by applicable plans and agreements. The chart below details the double-trigger change in control provisions of the various equity award types if awards are assumed by the successor company. If awards are not assumed by the successor company, accelerated vesting generally occurs upon a change in control.

Award Type	Grants Prior to 2015	Grants Beginning in 2015
Stock Options	Options vest if an employee is terminated within two years following the change in control.	Options vest if an employee is terminated without cause within one year following the change in control.
Restricted Stock/ Restricted Stock Units	Shares vest if an employee is terminated within two years following the change in control.	Shares vest if an employee is terminated without cause within one year following the change in control.
PSUs	PSUs vest at the target level if an employee is terminated within two years following the change in control.

PSUs vest if an employee is terminated without cause within two years following the change in control (i) at the target level if the change in control occurs during the first half of the performance period and (ii) based on actual performance if the change in control occurs during the second half of the performance period. In each case, the final payout is prorated based on time worked in the performance period.

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Retirement and 401(k) Plans

All of the Named Executive Officers except Mr. de Quinto were participants in the TCCC Pension Plan, the TCCC Supplemental Pension Plan, the 401(k) Plan and the Supplemental 401(k) Plan in 2017. Mr. de Quinto participated in the Mobile Plan in 2017, and Mr. Quincey participated in the Mobile Plan until May 1, 2017, when he was localized to the U.S. Mr. Quincey has a benefit under the Coca-Cola UK Stakeholder Pension Plan (the “UK Savings Plan”) related to a prior period of employment. Mr. de Quinto has a benefit under a retirement plan in Spain (the “Spanish Savings Plan”) related to a prior period of employment. Mr. Finan participated in the Mobile Plan until he was localized to the U.S. in 2015.

Termination, Death, Disability

No payments may be made under the TCCC Pension Plan or the TCCC Supplemental Pension Plan until an employee has separated from service and met eligibility requirements. Generally, no payments may be made under the 401(k) Plan, the Supplemental 401(k) Plan or the Mobile Plan until separation from service, except distributions may be taken from the 401(k) Plan after age 59½ and distributions related to mandatory tax payments may be made under the Mobile Plan, whether or not the employee has terminated employment.

Individuals who are designated as “specified employees” under Section 409A of the Tax Code, which include the U.S.-based Named Executive Officers, may not receive payments from the TCCC Supplemental Pension Plan, the Supplemental 401(k) Plan or the Mobile Plan for at least six months following termination of employment.

There are no enhanced benefits payable under the TCCC Pension Plan, the TCCC Supplemental Pension Plan, the 401(k) Plan, the Supplemental 401(k) Plan, the Mobile Plan, the UK Savings Plan or the Spanish Savings Plan upon a participant’s death or disability.

Change in Control

The TCCC Pension Plan and the TCCC Supplemental Pension Plan contain change in control provisions that affect all participants equally, including the participating Named Executive Officers. These provisions provide an enhanced benefit to vested participants for benefits accrued under the defined benefit formula if certain conditions are met, including that the employee must actually leave the Company within two years of a change in control. A change in control has no effect on the cash balance portion of the TCCC Pension Plan and there are no additional credited years of service. Upon a change in control under the TCCC Pension Plan and the TCCC Supplemental Pension Plan, the earliest retirement age is reduced resulting in an enhanced benefit for participants who have not reached the earliest retirement age.

The 401(k) Plan, the Supplemental 401(k) Plan, the Mobile Plan, the UK Savings Plan and the Spanish Savings Plan do not have special provisions for change in control.

Quantification of Payments upon Termination or Change in Control

The following table and footnotes describe the potential payments to the Named Executive Officers upon termination of employment or a change in control of the Company as of December 31, 2017. While Mr. Douglas retired on March 1, 2018, and Messrs. de Quinto and Finan will be retiring later in 2018, this section assumes the applicable triggering event occurred on December 31, 2017.

The table does not include:

✹

compensation or benefits previously earned by the Named Executive Officers or equity awards that are fully vested;

✹

the value of pension benefits that are disclosed in the 2017 Pension Benefits table beginning on page 74, except for any pension enhancement triggered by the event, if applicable;

✹

the amounts payable under deferred compensation plans that are disclosed in the 2017 Nonqualified Deferred Compensation table on page 75; or

✹

the value of any benefits (such as retiree health coverage, life insurance and disability coverage) provided on the same basis to substantially all other employees in the country in which the Named Executive Officer works.

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	Voluntary Separation $ (a)	Involuntary Separation $ (b)	Death $ (c)	Disability $ (d)	Change in Control $ (e)
Mr. Kent
Severance Payments	$0	$2,000,000	$0	$0	$0
Annual Incentive[1]	0	0	0	0	2,000,000
Stock Options[2]	7,298,022	7,298,022	9,706,226	9,706,226	9,706,226
PSUs and Restricted Stock Units[3]	13,807,127	13,807,127	37,308,423	13,807,127	31,451,153
Pension Enhancement	0	0	0	0	0
TOTAL	21,105,149	23,105,149	47,014,649	23,513,353	43,157,379
Mr. Quincey
Severance Payments	0	2,600,000	0	0	0
Annual Incentive[1]	0	0	0	0	2,493,150
Stock Options[2]	0	1,560,372	3,246,114	3,246,114	3,246,114
PSUs and Restricted Stock Units[3]	0	2,133,604	17,893,384	5,475,411	12,795,060
Pension Enhancement[4]	0	0	0	0	92,418
TOTAL	0	6,293,976	21,139,498	8,721,525	18,626,742
Ms. Waller
Severance Payments	0	1,700,000	0	0	0
Annual Incentive[1]	0	0	0	0	1,062,500
Stock Options[2]	0	1,306,076	2,085,734	2,085,734	2,085,734
PSUs and Restricted Stock Units[3]	0	1,324,693	9,709,951	1,324,693	7,865,621
Pension Enhancement	0	0	0	0	0
TOTAL	0	4,330,769	11,795,685	3,410,427	11,013,855
Mr. de Quinto
Severance Payments	0	68,176	0	0	0
Annual Incentive[1]	0	0	0	0	716,958
Stock Options[2]	0	1,215,246	2,069,154	2,069,154	2,069,154
PSUs and Restricted Stock Units[3]	0	1,035,512	9,998,124	1,035,512	7,787,442
Pension Enhancement	0	0	0	0	0
TOTAL	0	2,318,934	12,067,278	3,104,666	10,573,554
Mr. Douglas
Severance Payments	0	1,446,890	0	0	0
Annual Incentive[1]	0	0	0	0	904,306
Stock Options[2]	0	1,914,207	2,576,465	2,576,465	2,576,465
PSUs and Restricted Stock Units[3]	0	3,132,457	12,663,568	5,217,887	11,144,252
Pension Enhancement	0	0	0	0	0
TOTAL	0	6,493,554	15,240,033	7,794,352	14,625,023
Mr. Finan
Severance Payments	0	1,829,538	0	0	0
Annual Incentive[1]	0	0	0	0	1,372,154
Stock Options[2]	2,632,190	2,632,190	3,585,435	3,585,435	3,585,435
PSUs and Restricted Stock Units[3]	4,530,466	4,530,466	14,362,229	4,530,466	12,156,778
Pension Enhancement	0	0	0	0	0
TOTAL	7,162,656	8,992,194	17,947,664	8,115,901	17,114,367
Mr. Smith
Severance Payments	0	1,300,000	0	0	0
Annual Incentive[1]	0	0	0	0	812,500
Stock Options[2]	1,112,245	1,112,245	1,774,503	1,774,503	1,774,503
PSUs and Restricted Stock Units[3]	1,855,295	1,855,295	7,167,557	1,855,295	5,548,268
Pension Enhancement	0	0	0	0	0
TOTAL	2,967,540	4,267,540	8,942,060	3,629,798	8,135,271
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1

Except upon a change in control, no amounts are included for the Performance Incentive Plan because the Named Executive Officers would be entitled to the same payment regardless of whether the event occurred. Upon a change in control, the target annual incentive amount is guaranteed (subject to proration if the participant leaves before the end of the year).

2

Represents the intrinsic value of the acceleration of vesting of any stock options that vest upon the event. Intrinsic value is the difference between the exercise price of the stock option and the closing price of Common Stock, which was $45.88 on December 29, 2017, the last trading day of the year.

3

No amounts are included for the 2015-2017, 2016-2018 and 2017-2019 PSU programs for Voluntary Separation, Involuntary Separation and Disability because the PSUs remain subject to performance requirements even after the event. See page 58 for the status of these PSU programs.

4

For Mr. Quincey, represents the value of a more favorable early retirement subsidy in the event of a change in control and subsequent termination. No other Named Executive Officer would receive a pension enhancement upon a change in control.

Voluntary Separation (Column (a))

Amounts are included under “Stock Options” and “PSUs and Restricted Stock Units” for Messrs. Kent, Finan and Smith because each has satisfied the age and service requirement for acceleration of vesting of certain equity awards held for at least 12 months. The amount included in “PSUs and Restricted Stock Units” for these Named Executive Officers reflects the value of the shares earned under the 2014-2016 PSU program. Ms. Waller and Messrs. Quincey, de Quinto and Douglas have not satisfied the age and service requirement for acceleration of any equity awards, and therefore, no additional payments would be triggered upon voluntary separation.

Involuntary Termination (Column (b))

Amounts are included under “Stock Options” and “PSUs and Restricted Stock Units” for Messrs. Kent, Finan and Smith because each has satisfied the age and service requirement for acceleration of vesting of certain equity awards held for at least 12 months. Amounts are included under “Stock Options” and “PSUs and Restricted Stock Units” for Ms. Waller and Messrs. Quincey, de Quinto and Douglas because involuntary termination triggers continued vesting of equity awards granted beginning in 2013 after the age and service requirement has been met. The amount included in “PSUs and Restricted Stock Units” reflect the value of the shares earned under the 2014-2016 PSU program.

Death (Column (c))

Amounts are included under “Stock Options” and “PSUs and Restricted Stock Units” because death triggers acceleration of vesting of certain equity awards. The amounts for “PSUs and Restricted Stock Units” reflect (i) the value of the shares earned under the 2014-2016 PSU program; (ii) the value of the target number of shares granted under the 2015-2017, 2016-2018 and 2017-2019 PSU programs; and (iii) for Messrs. Quincey and Douglas, the value of time-based restricted stock units.

Disability (Column (d))

Amounts are included under “Stock Options” and “PSUs and Restricted Stock Units” because termination of employment caused by disability triggers acceleration of vesting or continued vesting of certain equity awards. The amounts for “PSUs and Restricted Stock Units” reflect (i) the value of the shares earned under the 2014-2016 PSU program and (ii) for Messrs. Quincey and Douglas, the value of time-based restricted stock units.

Change in Control (Column (e))

Amounts are included under “Stock Options” and “PSUs and Restricted Stock Units” for all Named Executive Officers because a change in control triggers acceleration of vesting of certain equity awards. Since equity awards have double-trigger change in control provisions, the table above assumes that both a change in control and a subsequent termination of employment have occurred. The amounts for “PSUs and Restricted Stock Units” reflect (i) the value of the shares earned under the 2014-2016 PSU program; (ii) the value of the number of shares granted under the 2015-2017 PSU program at the maximum award level; (iii) the value of the target number of shares granted under 2016-2018 and 2017-2019 PSU programs, but prorated for one and two years of the performance period, respectively; and (iv) for Messrs. Quincey and Douglas, the value of time-based restricted stock units.

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EQUITY COMPENSATION PLAN INFORMATION

All numbers in the following table are as of December 31, 2017.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders	184,688,629	[1]	$34.98	[2]	416,460,716	[3]
Equity Compensation Plans Not Approved by Security Holders	0		N/A		0
TOTAL	184,688,629				416,460,716
1

Includes 172,618,005 shares issuable pursuant to outstanding options under the 2014 Equity Plan, The Coca-Cola Company 1999 Stock Option Plan, The Coca-Cola Company 2002 Stock Option Plan and The Coca-Cola Company 2008 Stock Option Plan. The weighted-average exercise price of such options is $35.02. Also includes 11,746,231 full-value awards of shares outstanding under the 2014 Equity Plan, 1989 Restricted Stock Award Plan and The Coca-Cola Company 1983 Restricted Stock Award Plan, including shares that may be issued pursuant to outstanding PSUs, based on certified financial results, where applicable, and otherwise assuming the target award is met. In connection with the acquisition (“CCE Transaction”) of the former North America business of Coca-Cola Enterprises Inc. (“CCE”), certain outstanding awards relating to CCE common stock granted under shareowner-approved CCE equity incentive plans were replaced with awards relating to the Company’s Common Stock. As a result, the table above includes 324,393 shares issuable pursuant to outstanding options under the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan, which was assumed by the Company in connection with the CCE Transaction. The weighted-average exercise price of such options is $12.86.

2

The weighted-average term of the outstanding options is 4.84 years.

3

Includes 413,491,461 shares that may be issued pursuant to future awards under the 2014 Equity Plan, including shares that may be issued pursuant to outstanding PSUs, based on certified financial results, where applicable, and otherwise assuming the target award is met. The 2014 Equity Plan uses a fungible share pool under which each share issued pursuant to an option reduces the number of shares available by one share, and each share issued pursuant to awards other than options reduces the number of shares available by five shares. See Long-Term Incentive Compensation beginning on page 57 for more information, including the Equity Stewardship Guidelines, which include a burn rate commitment. With this burn rate commitment, over the 2014 Equity Plan’s ten-year term, the maximum number of shares that may be used is estimated not to exceed 200,000,000 (based on Common Stock outstanding decreasing by 1% each year). Also includes, 2,732,413 options which may be issued pursuant to future awards under The Coca-Cola Company 1999 Stock Option Plan and The Coca-Cola Company 2008 Stock Option Plan and 236,842 shares of Common Stock that may be issued pursuant to the 1989 Restricted Stock Award Plan, including shares that may be issued pursuant to outstanding PSUs, based on certified financial results, where applicable, and otherwise assuming the target award is met. The maximum term of the options is ten years.

Share units credited under the Supplemental 401(k) Plan and the Directors’ Plan are not included in the table above since payouts under those plans are in cash.

The Company or its applicable subsidiary provides a matching contribution in Common Stock under various plans throughout the world. No shares are issued by the Company under any of these plans, and therefore these plans are not included in the table above. Shares are purchased on the open market by a third-party trustee. These plans are exempt from the shareowner approval requirements of the NYSE. These plans are as follows:

401(k) and Savings Plans (U.S.). There are several 401(k) and savings plans in the U.S. that include a Company matching contribution component, including the Company’s primary plan, the 401(k) Plan. Under the 401(k) Plan, the Company matches employee contributions up to a maximum of 3.5% of an employee’s compensation, subject to limits imposed by the Tax Code. Employees vest in the matching contributions over two years. Generally, employees may not withdraw the matching contributions until termination of employment. The other 401(k) and savings plans that include a Common Stock matching contribution component match employee contributions up to a maximum of between 3% to 6% of an employee’s compensation, subject to limits imposed by the Tax Code, include vesting provisions of between two and three years and have similar withdrawal restrictions as the 401(k) Plan.

The Coca-Cola Export Corporation Employee Share Savings Scheme (UK). The company matches employee contributions to a maximum of £1,500 per year. The employee is vested in the matching contributions once a month when matching shares of Common Stock are purchased. However, the matching shares of Common Stock may not be withdrawn before a five-year holding period without adverse tax consequences.

Employees’ Savings and Investment Plan of Coca-Cola Ltd. (Canada). After completing 12 months of employment and a specified minimum hours of service, the company matches 50% of an employee’s contributions of 7% to 3.5% of eligible earnings, based on an employee’s date of employment. The employee is immediately vested in the matching contributions. However, the matching contributions may not be withdrawn until termination of employment.

Employee Savings and Investment Plan of Coca-Cola Refreshments Canada Company (Canada). After one year of employment, the company matches 50% of a full-time employee’s contributions of 2% to 6% (union) or 2% to 7% (non-union) of eligible earnings, up to a maximum of 3% or 3.5%, as applicable. The employee is immediately vested in the matching contributions. However, the matching contributions may not be withdrawn until termination of employment.

Employee Stockholding Program (Japan). The employee must be employed for at least three years in order to participate, and the company matches contributions up to 1.8% of an employee’s annual base salary. The employee is immediately vested in the matching contributions. However, the matching contributions may not be withdrawn until the employee terminates from the company or the employee requests to terminate from the plan. Specific regulations apply for cases when employees request to terminate from the plan.

Share Savings Plan (Denmark). The company matches contributions up to 3% of an employee’s salary. The employee is immediately vested in the matching contributions. However, the matching contributions may not be withdrawn for ten years without tax liability.

The Company also sponsors employee share purchase plans in several jurisdictions outside the U.S. The Company does not grant or issue Common Stock pursuant to these plans, but does facilitate the acquisition of Common Stock by employees in a cost-efficient manner. These plans are not equity compensation plans.

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PAY RATIO DISCLOSURE

Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to provide the ratio of the annual total compensation of Mr. Quincey, who has served as the Company’s Chief Executive Officer since May 1, 2017, to the annual total compensation of the median employee of the Company (the “Pay Ratio Disclosure”).

For 2017, the median annual total compensation of all employees of the Company and its consolidated subsidiaries (other than the Chief Executive Officer) was $47,312. Mr. Quincey’s annual total compensation for 2017 for purposes of the Pay Ratio Disclosure was $10,874,694. Based on this information, for 2017, the ratio of the compensation of the Chief Executive Officer to the median annual total compensation of all other employees was estimated to be 230 to 1.

To identify, and to determine the annual total compensation of, the median employee, we used the following methodology:

✹

We collected the payroll data of all employees globally, whether employed on a full-time, part-time, temporary or seasonal basis as of October 1, 2017.

✹

We annualized the compensation of all permanent full-time and part-time employees who were hired by the Company and its consolidated subsidiaries between January 1 and October 1, 2017. We applied an exchange rate as of October 1, 2017, to convert all international currencies into U.S. dollars.

✹

We used total base pay as of October 1, 2017, as our consistently applied compensation measure. We identified all employees within 5% of the median, and from this group used statistical sampling to select an employee as a reasonable representative of our median employee.

Using this methodology, we determined that the median employee was a non-exempt, full-time employee located in the U.S. with an annual total compensation of $47,312 for 2017, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which includes base pay, overtime pay and the Company’s matching contribution to that employee’s 401(k) plan, as well as the change in pension value during 2017 under the TCCC Pension Plan.

Mr. Quincey served as Chief Executive Officer on October 1, 2017, the determination date of the median employee. Because Mr. Quincey did not serve as the Chief Executive Officer for the entirety of 2017, we elected to annualize the following components of his compensation for purposes of the Pay Ratio Disclosure as if he were the Chief Executive Officer for the full year ending December 31, 2017: base salary, annual incentive and aircraft usage, as well as the Company’s matching contributions to Mr. Quincey in the 401(k) Plan and the Supplemental 401(k) Plan. No other adjustments were made to the remaining components of Mr. Quincey’s annual total compensation as reported in the 2017 Summary Compensation Table. As a result of these annualizing adjustments, for purposes of the Pay Ratio Disclosure, Mr. Quincey’s annual total compensation of $10,874,694 for 2017 differs from the amount of $10,582,230 reported for Mr. Quincey in the 2017 Summary Compensation Table (see page 65).

The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be comparable to the pay ratio reported by other companies.

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AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates under a written charter adopted by the Board that outlines its responsibilities and the practices it follows. You can view the charter on the Company’s website, www.coca-colacompany.com, by clicking on “Investors,” then “Corporate Governance,” then “Board Committees & Charters.” The Audit Committee reviews and assesses the adequacy of its charter at least annually and, when appropriate, recommends changes to the Board to reflect the evolving role of the Audit Committee.

The Audit Committee is composed of non-employee Directors who meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. The Board has designated Ronald W. Allen and David B. Weinberg as “Audit Committee financial experts” under the SEC rules.

Primary Responsibilities and 2017 Actions

The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company’s financial statements. The Audit Committee oversees the Company’s compliance with legal and regulatory requirements, the Independent Auditors’ qualifications and independence, the performance of the Company’s internal audit function and the Independent Auditors, the Company’s ethical compliance programs, including the Company’s Codes of Business Conduct, and the Company’s quality and food safety programs, workplace and distribution safety programs and information technology security programs. The Audit Committee also generally oversees the Company’s overall ERM program and has direct oversight over financial reporting and control and the Company’s product integrity assurance and information technology security programs within the ERM framework. In addition, at the request of the Audit Committee, during some of its meetings the Audit Committee participates in educational sessions on accounting and financial control matters and on areas of the Company’s operations, including some of the areas of risk it oversees.

In 2017, the Audit Committee held nine meetings. Meeting agendas are established by the Audit Committee Chair and the Chief of Internal Audit. During 2017, among other things, the Audit Committee:

✹

met with the senior members of the Company’s financial management team at each regularly scheduled meeting;

✹

held separate private sessions, during its regularly scheduled meetings, with each of the Company’s General Counsel, the Independent Auditors and the Chief of Internal Audit, at which candid discussions regarding financial management, legal, accounting, auditing and internal control issues took place;

✹

continued its long-standing practice of having independent legal counsel, who regularly attends Audit Committee meetings;

✹

met with the Chief Ethics and Compliance Officer to discuss the effectiveness of the Company’s compliance program and regularly received status reports of compliance issues;

✹

received periodic updates on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting;

✹

discussed with the Independent Auditors the Company’s internal control assessment process, management’s assessment with respect thereto and the Independent Auditors’ evaluation of the Company’s system of internal control over financial reporting;

✹

reviewed and discussed with management and the Independent Auditors the Company’s earnings releases and Quarterly and Annual Reports on Form 10-Q and Form 10-K, respectively, prior to filing with the SEC;

✹

reviewed the Company’s internal audit plan and the performance of the Company’s internal audit function;

✹

reviewed with senior members of the Company’s financial management team, the Independent Auditors and the Chief of Internal Audit the overall audit scope and plans, the results of internal and external audits, evaluations by management and the Independent Auditors of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting;

✹

reviewed with management, including the Chief of Internal Audit and General Counsel, and the Independent Auditors, significant risks and exposures identified by management, the overall adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs, including the Company’s Codes of Business Conduct, and the Company’s quality and food safety programs, workplace and distribution safety programs and information technology security programs;

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✹

evaluated the performance of the Company’s Independent Auditors and interviewed and had direct involvement in the selection of the new lead assurance engagement partner for 2018 and global coordinating partner for 2019, in connection with the mandated rotation of such positions;

✹

received regular updates from management and discussed the Company’s Lean Enterprise and Risk Tolerance initiatives; and

✹

participated, with representatives of management and of the Independent Auditors, in educational sessions about topics requested by the Audit Committee.

Oversight of Independent Auditors

The Audit Committee engaged Ernst & Young LLP as our Independent Auditors for the year ended December 31, 2017. In its meetings with representatives of the Independent Auditors, the Audit Committee asks them to address, and discusses their responses to, several questions that the Audit Committee believes are particularly relevant to its oversight.

These questions include:

✹

Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the Independent Auditors prepared and been responsible for the financial statements?

✹

Based on the Independent Auditors’ experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

✹

Based on the Independent Auditors’ experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Audit Committee believes that using these questions to help focus its discussions with the Independent Auditors promotes a more meaningful dialogue that provides a basis for its oversight judgment.

The Audit Committee also discussed with the Independent Auditors those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee received the written disclosures and the letter from the Independent Auditors required by applicable requirements of the PCAOB regarding the Independent Auditors’ communication with the Audit Committee concerning independence, and has discussed with the Independent Auditors their independence. The Audit Committee considered with the Independent Auditors whether the provision of non-audit services provided by them to the Company during 2017 was compatible with their independence.

2017 Audited Financial Statements

In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements and other reports, and of the Independent Auditors, who are engaged to audit and report on the consolidated financial statements of the Company and subsidiaries and the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has reviewed and discussed with management and the Independent Auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations and reviewed certifications prepared by the Chief Executive Officer and the Chief Financial Officer that the unaudited quarterly and audited consolidated financial statements of the Company fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company, and have expressed to both management and the auditors their general preference for conservative policies when a range of accounting options is available.

In reliance on these reviews and discussions, and the reports of the Independent Auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

Ronald W. Allen, Chair Marc Bolland Richard M. Daley David B. Weinberg

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ITEM 3 -

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

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What am I voting on?

Shareowners are being asked to ratify the appointment of Ernst & Young LLP, a registered public accounting firm, to serve as the Company’s Independent Auditors for the fiscal year ending December 31, 2018. Although the Audit Committee has the sole authority to appoint the Independent Auditors, as a matter of good corporate governance, the Board submits its selection of the Independent Auditors to our shareowners for ratification. If the shareowners should not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.

✹

Voting recommendation:

FOR the ratification of the appointment of Ernst & Young LLP as Independent Auditors.

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company’s Independent Auditors and, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation and general oversight of the work of the Independent Auditors.

The Audit Committee has appointed Ernst & Young LLP (“EY”) to serve as Independent Auditors for the fiscal year ending December 31, 2018. EY (including its predecessors) has served as the Company’s Independent Auditors since 1921.

Annual Evaluation and Selection of Independent Auditors

The Audit Committee annually evaluates the performance of the Company’s Independent Auditors, including the senior audit engagement team, and determines whether to reengage the current Independent Auditors or consider other audit firms. Factors considered by the Audit Committee in deciding whether to retain include:

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EY’s global capabilities;

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EY’s technical expertise and knowledge of the Company’s global operations and industry;

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the quality and candor of EY’s communications with the Audit Committee and management;

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EY’s independence;

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the quality and efficiency of the services provided by EY, including input from management on EY’s performance and how effectively EY demonstrated its independent judgment, objectivity and professional skepticism;

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external data on audit quality and performance, including recent PCAOB reports on EY and its peer firms; and

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the appropriateness of EY’s fees, EY’s tenure as Independent Auditors, including the benefits of a longer tenure, and the controls and processes in place that help ensure EY’s continued independence.

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Benefits of Longer Tenure	Independence Controls

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Enhanced audit quality – EY’s significant institutional knowledge and deep expertise of the Company’s global business, accounting policies and practices and internal control over financial reporting enhance audit quality.

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Competitive fees – Because of EY’s familiarity with the Company, audit and other fees are competitive with peer companies.

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Avoid costs associated with new auditor – Bringing on new Independent Auditors would be costly and require a significant time commitment, which could lead to management distractions.

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Audit Committee oversight – Oversight includes regular private sessions with EY, discussion with EY about the scope of audit and business imperatives, a comprehensive annual evaluation when determining whether to reengage EY and direct involvement by the Audit Committee and its Chair in the selection of the new lead assurance engagement partner and new global coordinating partner in connection with the mandated rotation of these positions.

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Limits on non-audit services – The Audit Committee pre-approves audit and permissible non-audit services provided by EY in accordance with its pre-approval policy.

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EY’s internal independence process – EY conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account and rotates the lead assurance engagement partner, the global coordinating partner and other partners on the engagement consistent with independence requirements. A new lead assurance engagement partner will be appointed in 2018, and a new global coordinating partner will be appointed in 2019.

✹

Strong regulatory framework – EY, as an independent registered public accounting firm, is subject to PCAOB inspections, “Big 4” peer reviews and PCAOB and SEC oversight.

Based on this evaluation, the Audit Committee and the Board believe that retaining EY to serve as Independent Auditors for the fiscal year ending December 31, 2018 is in the best interests of the Company and its shareowners.

Audit Fees and All Other Fees

The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the Independent Auditors and the associated fees.

The following table shows the fees for audit and other services provided by EY for fiscal years 2017 and 2016.

	2017 Fees (In thousands)	2016 Fees (In thousands)	Description
Audit Fees	$30,286	$28,400

Includes fees associated with the annual audit and the audit of internal control over financial reporting, registration statements in 2017 and 2016, the reviews of the Company’s Quarterly Reports on Form 10-Q, and statutory audits required internationally.

Audit-Related Fees	6,479	4,677

Fees for services that are reasonably related to the performance of the audit or review of financial statements and are not included in “Audit Fees.” These services principally include due diligence in connection with acquisitions, carve-out audits, consultation on accounting and internal control matters, employee benefit plan audits, information systems audits and other attest services.

Tax Fees	5,514	4,519	Fees for tax services, including tax compliance, tax advice and tax planning.
All Other Fees	__	385	Fees for services that are not included in the above categories and primarily include capability framework services.
TOTAL	$42,279	$37,981
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Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Independent Auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the Independent Auditors.

Under the policy, pre-approval is generally provided for work associated with the following:

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registration statements under the Securities Act of 1933, as amended (for example, comfort letters or consents);

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statutory or other financial audit work for non-U.S. subsidiaries that is not required for the 1934 Act audits;

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due diligence work for potential acquisitions or dispositions;

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attest services not required by statute or regulation;

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adoption of new accounting pronouncements or auditing and disclosure requirements for financial or non-financial data and accounting or regulatory consultations;

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internal control reviews and assistance with internal control reporting requirements;

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review of information systems security and controls;

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tax compliance, tax planning and related tax services, excluding any tax service prohibited by regulatory or other oversight authorities, expatriate and other individual tax services; and

✹

assistance and consultation on questions raised by regulatory agencies.

For each proposed service, the Independent Auditors provide the Audit Committee with a description of the service and sufficient information to confirm the Independent Auditors determination that the provision of such service will not impair the Independent Auditors’ independence.

The Audit Committee has approved in advance certain permitted services whose scope is routine across business units, including statutory or other financial audit work for non-U.S. subsidiaries that is not required for the 1934 Act audits.

Other Information

The Company has been advised by EY that neither the firm, nor any covered person of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of EY will be present at the 2018 Annual Meeting of Shareowners. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the Independent Auditors requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting of Shareowners.

The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as Independent Auditors.

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ANNEX A - QUESTIONS AND ANSWERS

PROXY MATERIALS AND VOTING INFORMATION

1.

What is included in the proxy materials? What is a Proxy Statement and what is a proxy?

The proxy materials for our 2018 Annual Meeting of Shareowners include the Notice of Annual Meeting, this Proxy Statement and our Form 10-K. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

A proxy statement is a document that SEC regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy.

If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated three of our officers as proxies for the 2018 Annual Meeting. These three officers are James Quincey, Kathy N. Waller and Bernhard Goepelt.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being provided to shareowners by the Board’s authority.

2.

Why did I receive a “Notice Regarding the Availability of Proxy Materials” instead of a full set of proxy materials?

We are furnishing proxy materials to our shareowners primarily via “Notice and Access” delivery pursuant to SEC rules. On March 8, 2018, we mailed to our shareowners (other than those who previously requested a printed set) a “Notice Regarding the Availability of Proxy Materials” (the “notice”) containing instructions on how to access the proxy materials via the Internet. Utilizing this method of proxy delivery expedites receipt of proxy materials by our shareowners, reduces the cost of producing and mailing the full set of proxy materials and helps us contribute to sustainable practices. If you receive a notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the notice instructs you on how to access the proxy materials and vote over the Internet. If you received a notice by mail and would like to receive paper copies of our proxy materials in the mail, you may follow the instructions in the notice for making this request. The notice also contains instructions on how you may request to receive an electronic copy of our proxy materials by e-mail.

3.

Why did I receive more than one notice, proxy card or voting instruction form?

If you received more than one notice, proxy card or voting instruction form, you own shares registered in different names or own shares held in more than one account. To ensure that all shares are voted, please vote each account over the Internet or by telephone, or sign and return by mail all proxy cards and voting instruction forms. If you would like to consolidate your accounts, please contact our transfer agent, Computershare Trust Company, N.A. (“Computershare”), at (888) 265-3747 for assistance. If you hold your shares through a bank, broker or other nominee, you should contact them directly and request consolidation.

4.

What is the difference between holding shares as a shareowner of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s registrar and transfer agent, Computershare, you are considered a shareowner of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.

5.

What shares are included on the proxy card?

If you are a shareowner of record, you will receive only one notice or proxy card for all the shares of Common Stock you hold in certificate form, in book-entry form and in any Company benefit plan.

If you are a Company employee and hold shares of Common Stock in The Coca-Cola Company 401(k) Plan, the Caribbean Refrescos, Inc. Thrift Plan, any other of our U.S. 401(k) plans or a Canadian savings plan (the “Plans”), it is important that you direct the trustee(s) of the

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Plans how to vote your shares held in such Plans. If you do not vote your shares or specify your voting instructions on your proxy card, the trustee of the applicable Plan will vote your shares in the same proportion as the shares for which they have received voting instructions in accordance with the trustees’ duties. To allow sufficient time for voting by the trustee(s), your voting instructions must be received by April 20, 2018.

If you are a beneficial owner (other than as a participant in a Plan set forth above), you will receive voting instruction information from the bank, broker or other nominee through which you own your shares of Common Stock.

6.

What are my voting choices for each of the proposals to be voted on at the 2018 Annual Meeting of Shareowners and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard
Item 1: Election of Directors
✹

vote in favor of all nominees;

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vote in favor of specific nominees;

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vote against all nominees;

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vote against specific nominees;

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abstain from voting with respect to all nominees; or

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abstain from voting with respect to specific nominees.

The Board recommends a vote FOR each of the Director nominees.

Majority of votes cast
Item 2: Advisory Vote to Approve Executive Compensation
✹

vote in favor of the advisory proposal;

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vote against the advisory proposal; or

✹

abstain from voting on the advisory proposal.

The Board recommends a vote FOR the advisory vote to approve executive compensation.

Majority of votes cast
Item 3: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors	✹ vote in favor of the ratification; ✹ vote against the ratification; or ✹ abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast

As an advisory vote, the proposal to approve executive compensation is not binding upon the Company. The Compensation Committee will consider the outcome of the vote when making future compensation decisions.

7.

What different methods can I use to vote?

See page 6 for additional information about how to vote.

By Telephone or Internet. All shareowners of record can vote through the Internet, using the procedures and instructions described on the notice or proxy card, or by touchtone telephone within the U.S., U.S. territories and Canada, using the toll-free telephone number on the notice or proxy card. Beneficial owners may vote through the Internet or by telephone if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions with the proxy materials. The Internet and telephone voting procedures are designed to authenticate shareowners’ identities, to allow shareowners to vote their shares and to confirm that their instructions have been recorded properly.

By Written Proxy. All shareowners of record can vote by written proxy card. If you are a shareowner of record and receive the notice, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.

In Person. All shareowners of record may vote in person at the meeting. Beneficial owners may also vote in person at the meeting if they have a legal proxy, as described in the response to question 10.

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8.

What if I am a shareowner of record and do not specify a choice for a matter when returning a proxy?

Shareowners should specify their choice for each matter on the proxy card. If no specific instructions are given on all matters, proxies which are signed and returned will be voted:

✹

FOR the election of all Director nominees as set forth in this Proxy Statement;

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FOR the advisory vote to approve executive compensation; and

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FOR the proposal to ratify the appointment of Ernst & Young LLP as Independent Auditors.

9.

What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of Directors and the advisory vote to approve executive compensation are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as Independent Auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

10.

How can I vote at the 2018 Annual Meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2018 Annual Meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will need to follow the procedures described in the response to question 23 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 23. However, you will not be able to vote your shares at the meeting. Accordingly, we encourage you to vote your shares in advance, even if you intend to attend the meeting.

Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

11.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included in vote totals and will not affect the outcome of the vote.

12.

What can I do if I change my mind after I vote my shares?

Shareowners can revoke a previously delivered proxy prior to the completion of voting at the meeting by:

✹

giving written notice to the Office of the Secretary of the Company;

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delivering a later-dated proxy; or

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voting in person at the meeting (if you are a beneficial owner, see the response to question 10).

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13.

Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?

The notice, Proxy Statement and Form 10-K are available at www.edocumentview.com/coca-cola. In addition, shareowners are able to access these documents on the 2018 Annual Meeting page of the Company’s website at www.coca-colacompany.com/investors/annual-meeting-of-shareowners. Instead of receiving future copies of the notice or proxy materials by mail, shareowners of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your notice or proxy materials online will save us the cost of producing and mailing documents, help us contribute to sustainable practices, and also will give you an electronic link to the proxy voting site.

Electronic Shareowner Document Delivery

Electronic delivery offered since 2005.

The Company has a tree planted on behalf of each shareowner that signs up.

Over 380,000 trees planted on behalf of Company shareowners.

Shareowners of Record. If you vote on the Internet, simply follow the prompts for enrolling in the electronic shareowner document delivery service. You also may enroll in this service at any time in the future by going directly to www.computershare.com/coca-cola and following the instructions. As a thank you to each shareowner enrolling in electronic delivery, the Company will have a tree planted on the shareowner’s behalf at no cost to the shareowner.

Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank, broker or other nominee regarding the availability of this service.

14.

Are votes confidential? Who counts the votes?

We will continue our long-standing practice of holding the votes of all shareowners in confidence from Directors, officers and employees except:

✹

as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

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in the case of a contested proxy solicitation;

✹

if a shareowner makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

✹

to allow the independent inspectors of election to certify the results of the vote.

We also will continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

15.

When will the Company announce the voting results?

We will announce the preliminary voting results at the 2018 Annual Meeting. The Company will report the final results on our website and in a Current Report on Form 8-K filed with the SEC.

16.

Does the Company have a policy about Directors’ attendance at the Annual Meeting of Shareowners?

The Company does not have a policy about Directors’ attendance at the Annual Meeting of Shareowners, but Directors are encouraged to attend. All Director nominees and Directors at the time, other than Mr. Buffett who did not seek reelection, attended the 2017 Annual Meeting of Shareowners.

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17.

How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Alliance Advisers LLC to assist with the solicitation of proxies for an estimated fee of $30,000 plus expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock.

Our Directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

18.

What is householding?

As permitted by the 1934 Act, only one copy of the notice or proxy materials is being delivered to shareowners residing at the same address, unless the shareowners have notified the Company of their desire to receive multiple copies of the notice or proxy materials. This is known as “householding.”

The Company will promptly deliver, upon oral or written request, a separate copy of the notice or proxy materials to any shareowner residing at an address to which only one copy was mailed. Requests for additional copies should be directed to the Office of the Secretary as described in the response to question 31. Shareowners of record residing at the same address and currently receiving multiple copies of the notice or proxy materials may contact our registrar and transfer agent, Computershare, to request that only a single copy of the notice or proxy materials be mailed in the future.

Contact Computershare by phone at (888) 265-3747 or by mail at P.O. Box 505005, Louisville, KY 40233.

Beneficial owners, as described in the response to question 10, should contact their bank, broker or other nominee.

19.

What information from this Proxy Statement is incorporated by reference into certain Company SEC filings?

The Company has made previous filings under the Securities Act of 1933, as amended, and the 1934 Act that incorporate future filings, including this Proxy Statement, in whole or in part. However, the Report of the Compensation Committee and the Report of the Audit Committee shall not be incorporated by reference into any such filings.

20.

Will you make a list of shareowners entitled to vote at the 2018 Annual Meeting available?

We will make available a list of shareowners of record as of the record date for inspection by shareowners for any purpose germane to the meeting during normal business hours from April 11 through April 24, 2018, at One Coca-Cola Plaza, Atlanta, Georgia 30313. This list also will be available to shareowners for any such purpose at the meeting.

MEETING INFORMATION

21.

Do I have to register for the 2018 Annual Meeting to attend in person?

The 2018 Annual Meeting of Shareowners will be held at World of Coca-Cola in Atlanta, Georgia. The meeting starts at 8:30 a.m., local time, on April 25, 2018. If you plan to attend the meeting in person, you must be a shareowner as of February 26, 2018, the record date. In addition, because space at World of Coca-Cola is limited, you must register in advance to attend the meeting in person. In order to expedite your admission process, you must register for admission before 11:59 p.m. on Friday, April 20, 2018. Registration will be accepted on a first-come, first-served basis and may close prior to the registration cut-off date if room capacity is reached before 11:59 p.m. on April 20, 2018. See question 23 for details on how to register in advance.

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22.

Will shareowners be provided free admission to World of Coca-Cola on the day of the 2018 Annual Meeting?

We are pleased to offer free admission for shareowners to World of Coca-Cola on April 25, 2018 after the 2018 Annual Meeting. Each shareowner may bring one guest to join them after the meeting. Guests will not be permitted to attend the meeting unless the guest is a shareowner of record and has properly registered for the meeting as described in question 23.

You do not have to attend the 2018 Annual Meeting to gain free admission to World of Coca-Cola on April 25, 2018. See question 28 for instructions on how to gain free admission.

23.

How do I attend the 2018 Annual Meeting in person?

The 2018 Annual Meeting will be held at World of Coca-Cola in Atlanta, Georgia on April 25, 2018, at 8.30 a.m., local time. All attendees will need to register in advance and bring a valid photo ID to gain admission to the Annual Meeting. Please note that cameras, sound or video recording equipment, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed in the meeting room. You will be required to enter through a security checkpoint before being granted access to the venue.

Attendance at the meeting is limited to shareowners as of the record date, February 26, 2018, or their authorized named representatives (see question 25 for instructions on how to appoint an authorized named representative). Please note that seating is limited and registration will be accepted on a first-come, first-served basis. World of Coca-Cola is available to disabled persons and Communication Access Real-Time Transaction will be provided for the hearing impaired upon request.

If you are a shareowner of record, you may register to attend the meeting by accessing www.investorvote.com/coca-cola. On this site, shareowners of record will find instructions to register and print out the admission ticket. If you do not have access to the Internet, you may register by contacting Shareowner Services at (404) 676-2777. You will need the 15-digit control number included on your proxy card or notice to register.

If you are a beneficial shareowner and hold your shares through a bank, broker or other nominee, you may register to attend the meeting by accessing www.ProxyVote.com/register. On this site, beneficial shareowners will find instructions to register and print out the admission ticket. If you do not have access to the Internet or your control number is not recognized, you may register by contacting Shareowner Services at (404) 676-2777. You will need the 16-digit number included on your voter instruction form or notice to register. Please note that you will not be able to vote your shares at the meeting without a legal proxy (see question 10 for details on voting with a legal proxy).

At the entrance to the meeting, we will verify your registration and request to see your admission ticket and a valid form of photo ID, such as a driver’s license or passport.

Ensuring the meeting is safe and productive is our top priority. As such, failure to follow these admission procedures may result in being denied admission or being directed to view the meeting in an overflow room. Because seating in the meeting room is limited, and in order to be able to address security concerns, we reserve the right to direct attendees to listen to the meeting in an overflow room. In addition, failure to follow the meeting procedures may result in ejection from the meeting, being directed to listen to the meeting in an overflow room and/or being denied admission to this and future meetings.

If you have questions regarding admission to the 2018 Annual Meeting, please call Shareowner Services at (404) 676-2777.

24.

If I cannot attend the 2018 Annual Meeting in person, how can I listen on the Internet?

To listen to the live audiocast of the meeting, you can visit the 2018 Annual Meeting page of our website, www.coca-colacompany.com/investors/annual-meeting-of-shareowners. An archived copy of the audiocast will be available until June 2018.

25.

If I cannot attend in person, how can I appoint a legal representative to attend on my behalf?

If you are a shareowner as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, you must send a written request for an admission ticket by regular mail to The Coca-Cola Company, Shareowner Services, P.O. Box 1734, Atlanta, Georgia 30301 or by e-mail to shareownerservices@coca-cola.com. Requests for authorized named representatives to attend the meeting must be received no later than April 20, 2018.

Please include the following information when submitting your request:

1.

your name, complete mailing address and e-mail address;

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2.

proof that you own shares of the Company as of February 26, 2018 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage account statement or a letter from the bank, broker or other nominee holding your shares); and

3.

a signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized. To gain admission to the meeting, the photo ID presented must match the documentation provided in item three above. We reserve the right to limit the number of representatives who may attend the meeting.

26.

What information is included on the 2018 Annual Meeting page of the Company’s website?

The 2018 Annual Meeting page of our website allows our shareowners to (i) easily access the Company’s proxy materials; (ii) vote through the Internet; (iii) submit questions in advance of the 2018 Annual Meeting; (iv) register to attend the 2018 Annual Meeting, (v) access the live audiocast of the meeting; (vi) learn more about free admission to World of Coca-Cola on April 25, 2018; and (vii) learn more about our Company. To submit a question in advance of the 2018 Annual Meeting, you must have your control number available, which can be found on your notice, proxy card or voting instruction form. Shareowners may access the 2018 Annual Meeting page of our website at www.coca-colacompany.com/investors/annual-meeting-of-shareowners.

27.

Could any additional proposals be raised at the 2018 Annual Meeting of Shareowners?

Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting of Shareowners, which may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders. See the response to question 32 for how to submit a proposal for action at the 2019 Annual Meeting of Shareowners.

28.

What does a shareowner have to do to gain free admission to World of Coca-Cola on April 25, 2018?

We are pleased to provide shareowners (and one guest per shareowner) with free admission to join us at World of Coca-Cola on April 25, 2018, after the 2018 Annual Meeting. If you own shares jointly, each joint owner may bring a guest. You may go to World of Coca-Cola on April 25, 2018, even if you do not attend the 2018 Annual Meeting.

At World of Coca-Cola, shareowners will have a chance to experience the fascinating story of the world’s most famous beverage brand in a dynamic, multimedia attraction, visit the vault containing the secret recipe, view more than 1,200 never-before-displayed artifacts, take a trip around the world in a thrilling 4-D movie experience, get a behind-the-scenes look at the bottling process, treat their taste buds with more than 100 beverages from around the globe and learn more about our Company.

To gain free admission to World of Coca-Cola on April 25, 2018, shareowners must bring a valid photo ID and proof of stock ownership. Proof of ownership may include your proxy card, voting instruction form, meeting notice or brokerage statement.

Please note, you will be required to enter through a security checkpoint before being granted access to World of Coca-Cola.

Due to limited availability, only shareowners and their guests are eligible to obtain free admission to attend World of Coca-Cola on April 25, 2018. Authorized legal representatives will not receive free admission.

If you have questions regarding admission to World of Coca-Cola, please call (404) 676-5151 or 1-(800)-676-COKE (2653).

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COMPANY DOCUMENTS, COMMUNICATIONS, SHAREOWNER PROPOSALS AND DIRECTOR NOMINEES

29.

How can I view or request copies of the Company’s corporate documents and SEC filings, including the Annual Report on Form 10-K?

The Company’s website contains the Company’s Certificate of Incorporation, By-Laws, Corporate Governance Guidelines, Board Committee Charters, Codes of Business Conduct and the Company’s SEC filings. To view these documents, go to www.coca-colacompany.com, click on “Investors” and click on “Corporate Governance.” To view the Company’s SEC filings, including Forms 3, 4 and 5 filed by the Company’s Directors and executive officers, go to www.coca-colacompany.com, click on “Investors” and click on “SEC Filings.”

We will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, Board Committee Charters or Codes of Business Conduct to any shareowner requesting a copy. Requests should be directed to the Office of the Secretary as described in the response to question 31.

The 2017 Annual Report on Form 10-K includes our financial statements for the year ended December 31, 2017. We have furnished the Form 10-K to all shareowners. The Form 10-K does not form any part of the material for the solicitation of proxies. We will promptly deliver free of charge, upon request, a copy of the Form 10-K to any shareowner requesting a copy. Requests should be directed to the Company’s Consumer Interaction Center, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301.

30.

How can I communicate with the Company’s Directors?

The Board has established a process to facilitate communication by shareowners and other interested parties with Directors. Communications can be addressed to Directors in care of the Office of the Secretary, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301 or by e-mail to asktheboard@coca-cola.com.

Communications may be distributed to all Directors, or to any individual Director, as appropriate. At the direction of the Board, all mail received may be opened and screened for security purposes. In addition, items that are unrelated to the duties and responsibilities of the Board shall not be distributed. Such items include, but are not limited to:

✹

spam;

✹

junk mail and mass mailings;

✹

product complaints or inquiries;

✹

new product suggestions;

✹

resumes and other forms of job inquiries;

✹

surveys; and

✹

business solicitations or advertisements.

In addition, material that is trivial, obscene, unduly hostile, threatening or illegal or similarly unsuitable items will be excluded; however, any communication that is excluded will be made available to any independent, non-employee Director upon request.

To answer the many questions we receive about our Company and our products, we offer detailed information about common areas of interest on our “Contact Us” page of our website, www.coca-colacompany.com/contact-us.

31.

What is the contact information for the Office of the Secretary?

Materials may be sent to the Office of the Secretary (i) by mail to the Office of the Secretary, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301 or (ii) by e-mail to shareownerservices@coca-cola.com.

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32.

What is the deadline to propose actions for consideration at the 2019 Annual Meeting of Shareowners?

Shareowners may present proper proposals for inclusion in our Proxy Statement and for consideration at the 2019 Annual Meeting of Shareowners by submitting their proposals in writing to the Company in a timely manner. Proposals should be addressed to the Office of the Secretary as specified in question 31. For a shareowner proposal other than a Director nomination to be considered for inclusion in our Proxy Statement for our 2019 Annual Meeting of Shareowners, we must receive the written proposal on or before November 8, 2018. In addition, shareowner proposals must otherwise comply with the requirements of Rule 14a-8 promulgated under the 1934 Act.

Under certain circumstances, shareowners may also submit nominations for Directors for inclusion in our proxy materials by complying with the requirements in our By-Laws. For more information regarding proxy access, please see question 33.

Our By-Laws also establish an advance notice procedure for shareowners who wish to present a proposal, including the nomination of Directors, before an annual meeting of shareowners, but do not intend for the proposal to be included in our proxy materials. Pursuant to our By-Laws, in order for business to be properly brought before an annual meeting by a shareowner, the shareowner must have complied with the notice procedures specified in our By-Laws and such business must be a proper matter for shareowner action under the Delaware General Corporation Law. To be timely for our 2019 Annual Meeting of Shareowners, we must receive the written notice on or before December 26, 2018. Such notice should be addressed to the Office of the Secretary as specified in question 31.

In addition, the shareowner proponent, or a representative who is qualified under state law, must appear in person at the 2019 Annual Meeting of Shareowners to present such proposal or nomination.

33.

How do I nominate a Director using the proxy access provisions of the Company’s By-Laws?

In September 2015, our Board adopted a “Proxy Access for Director Nominations” bylaw. The proxy access bylaw permits a shareowner, or a group of up to 20 shareowners, owning 3% or more of the Company’s outstanding Common Stock continuously for at least three years to nominate and include in the Company’s proxy materials Director nominees constituting up to two individuals or 20% of the Board (whichever is greater), provided that the shareowner(s) and the nominee(s) satisfy the requirements specified in Article I, Section 12 of our By-Laws.

Pursuant to our By-Laws, to be timely for inclusion in the proxy materials for our 2019 Annual Meeting of Shareowners, we must receive a shareowner’s notice to nominate a Director using the Company’s proxy materials between October 9, 2018 and November 8, 2018. Such notice should be addressed to the Office of the Secretary as specified in question 31. The notice must contain the information required by our By-Laws, and the shareowner(s) and nominee(s) must comply with the information and other requirements in our By-Laws relating to the inclusion of shareowner nominees in our proxy materials.

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ANNEX B - SUMMARY OF PLANS

The following section provides information on Company-sponsored plans in 2017 in which the Named Executive Officers participated that are noted in the Compensation section.

Retirement Plans – Pension

TCCC Pension Plan. The TCCC Pension Plan is a broad-based tax-qualified defined benefit plan for substantially all U.S. non-union employees of the Company and its participating subsidiaries. A participant’s benefit formula in the TCCC Pension Plan is dependent on when the participant was hired and whether they were employed by Coca-Cola Enterprises Inc. (“CCE”) before the Company’s acquisition of CCE’s North American operations in 2010. The information below summarizes the provisions applicable to employees, including the participating Named Executive Officers, who were hired by the Company or its subsidiaries prior to 2010. There are no special or enhanced pension plans for the Named Executive Officers.

Vesting. For employees hired prior to January 1, 2010, the benefit vests after completing three years of service or attaining age 60 with one year of service.

Benefit Formula. Prior to 2010, all pension benefits were based on a percentage of the employee’s final average compensation (the five highest consecutive years out of the last 11) up to the limit for each year as set by the Tax Code, multiplied by the employee’s years of credited service. Effective January 1, 2010, participants began accruing a pension benefit under a new cash balance formula (known as the Part B benefit). Participants employed as of December 31, 2009 retained the pension benefit they accrued under the prior benefit calculation formula through December 31, 2009 (known as the Part A benefit) and were eligible for one or more special transition benefits. As a result, beginning in 2010, a participant’s benefit was potentially based on two formulas, Part A (prior benefit calculation formula) plus Part B (new cash balance formula). Under the cash balance formula, the Company makes an annual pay credit allocation to each active participant’s account on December 31, ranging from 3% to 8% of compensation, based on the participant’s age. In addition, on December 31 of each year, the Company makes an annual interest credit allocation based on the value of the participant’s account as of January 1 of the same year. Employees hired or rehired on or after January 1, 2012 accrue a pension benefit based on a different cash balance formula than described above.

The term “compensation” for determining the pension benefit generally includes salary, overtime, commissions and cash incentive awards, but excludes any amounts related to stock options, PSUs, restricted stock or restricted stock units. It also excludes deferred compensation and any extraordinary payments related to hiring or termination of employment.

Payment of Benefits. When benefits become payable upon separation from service, participants may choose between an annuity or a lump sum option. The TCCC Pension Plan provides for payment of a reduced benefit prior to normal retirement age and/or the current cash balance amount, as applicable.

Limitations on Benefits. In 2017, a participant could receive no more than $215,000 annually from the TCCC Pension Plan and no compensation in excess of $270,000 per year could be taken into account for calculating benefits under the TCCC Pension Plan.

TCCC Supplemental Pension Plan. Supplemental pension plans make employees whole when the Tax Code limits the benefit that otherwise would accrue under the applicable pension plan. The TCCC Supplemental Pension Plan also operates to keep employees whole when they defer part of their salary or annual incentive under the Deferred Compensation Plan. Otherwise, electing to defer would reduce an employee’s retirement benefits.

Vesting. Vesting and benefits under the TCCC Supplemental Pension Plan are calculated generally in the same manner as if the participant’s otherwise eligible compensation or full annual benefit were able to be paid from the TCCC Pension Plan.

Payment of Benefits. Benefits become payable upon separation from service. The form of payment is dictated by the terms of the plan and the participant’s age and years of service at the time of separation. The cash balance portion of the TCCC Supplemental Pension Plan is payable in a lump sum. The traditional pension benefit portion is paid as an annuity if the participant separates on or after the earliest retirement date (generally, age 55 with ten years of service). Otherwise, the traditional pension benefit portion is paid as a lump sum.

Mobile Plan. The Mobile Plan provides a retirement benefit to globally mobile associates. The Mobile Plan applies on the same terms to the general population of international service associates worldwide. Under the Mobile Plan, a globally mobile associate’s account is credited with a monthly percentage of pay (“pay credit”) and a defined rate of return (“interest credit”). The pay credit is generally 10% of pay, less any benefits provided by local retirement plans. Both pay credits and interest credits are immediately vested. A participant will continue to receive monthly interest credits for as long as participation in the plan continues, even if the associate is no longer on a global assignment. International service associates who participated in certain other plans were transitioned to the Mobile Plan as of December 31, 2011. Benefits accrued under such other plans were converted to an opening balance in the Mobile Plan as part of the transition.

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Retirement Plans – 401(k) and Savings Plans

401(k) Plan. The 401(k) Plan is a broad-based tax-qualified defined contribution plan for most U.S. non-union employees of the Company. The Company matches participant contributions up to a maximum of 3.5% of the participant’s compensation or the amount allowable under the limits imposed under the Tax Code, whichever is lower. The Company’s matching contribution is initially invested in Common Stock, but participants may move the contribution to any other available investment option. Employees become 100% vested in Company matching contributions after two years. For 2017, compensation over $270,000 could not be taken into account under the 401(k) Plan.

Supplemental 401(k) Plan. The Supplemental 401(k) Plan makes employees whole when the Tax Code limits the Company matching contributions that otherwise would be credited to them under the 401(k) Plan. The Supplemental 401(k) Plan also operates to keep employees whole when they defer part of their salary or annual incentive under the Deferred Compensation Plan. The Company credits the employee with the Company matching contributions in hypothetical share units of Common Stock. The value of the accumulated share units, including dividend equivalents, is paid in cash after separation from service. Participants are immediately vested in their benefit. Employees are not permitted to make contributions to the Supplemental 401(k) Plan.

Spanish Savings Plan. The Spanish Savings Plan consists of a general plan and supplementary plans which are broad-based defined contribution plans that complement social security coverage provided in Spain for eligible employees. In the general plan, employees contribute according to their pensionable salary, in fixed percentages according to applicable legislation. The Company triples the employee’s contribution to the general plan. Participation in the supplementary plans is optional and being active in the general plan is a requirement to contribute. Employees can choose to contribute to the supplementary plans from 1% to a maximum of 5% of their pensionable salary. The Company matches contributions to supplementary plans into an early retirement insurance policy. Vesting of these contributions occurs upon fulfillment of applicable social security early retirement rules, while still employed with the Company. Generally, under the Spanish Savings Plan, normal retirement age is 65 and benefits may not be drawn before age 60.

UK Savings Plan. The UK Savings Plan is a broad-based registered defined contribution plan in which the majority of employees in the UK participate. Plan participants must contribute a minimum of 2% of pensionable salary on which the Company contributes 2.5 times the employee’s contribution up to a maximum Company contribution of 15% of the participant’s pensionable salary. There are no limits to the amount of contributions that employees can make to their pension account; however, tax effectiveness of contributions is limited by both a lifetime allowance as well as an annual allowance. These amounts have changed frequently over recent years and continue to be subject to change. For the 2016/2017 tax year, the annual allowance was up to £40,000 and the lifetime allowance was £1 million. Generally, under the plan, normal retirement age is 65 and benefits may not be drawn before age 55.

Incentive Plans

Annual Incentive Plan. The Company maintains the Performance Incentive Plan for employees above a specified grade level. The Performance Incentive Plan provides an annual cash payment based on predetermined performance measures. The Compensation Committee may designate one or more performance measures from the list contained in the plan. Target annual incentives are established for each participant. Payments are generally made in March in the year following the applicable performance year. No participant may receive an annual payment greater than $10 million. The Performance Incentive Plan is designed to satisfy the requirements of Section 162(m) of the Tax Code, but because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. See page 53 for additional information about the Performance Incentive Plan.

Long-Term Incentive Plans. The Company maintains long-term incentive plans for employees above a specified grade level. The following types of awards may be granted under the plans, as designated by the Compensation Committee: (i) stock options; (ii) PSUs; (iii) restricted stock and restricted stock units; (iv) other performance awards, including performance cash awards and qualified performance-based awards under Section 162(m) of the Tax Code, payable in cash or Common Stock; (v) stock appreciation rights (“SARs”); and (vi) other stock-based awards. The Company currently has outstanding awards of stock options, PSUs, restricted stock, restricted stock units and performance cash awards, which are described below. See page 57 for additional information about long-term incentive compensation.

Stock Options. Stock options give the holder the right to purchase shares of Common Stock at a specified price during specified time periods. The exercise price of an option may not be less than the fair market value of Common Stock on the grant date. The fair market value is the average of the high and low prices of Common Stock on the grant date. In certain foreign jurisdictions, the law requires additional restrictions on the calculation of the option price. The grants provide that stock options generally may not be exercised during the first 12 months after the grant date. Generally, options vest 25% on the first, second, third and fourth anniversaries of the grant date and have a term of ten years. The Company’s current compensation programs include stock options as part of the annual long-term equity compensation awards made to eligible employees.

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Performance Share Units. PSUs provide an opportunity for employees to receive Common Stock if predetermined performance measures are met for a predefined performance period. PSUs generally are subject to an additional holding period. The Company’s current compensation programs include PSUs as part of the annual long-term equity compensation awards made to eligible employees.

Restricted Stock and Restricted Stock Units. Restricted stock awards may be performance-based or time-based. Shares of stock are granted and transferred into the employee’s name. Shares remain subject to forfeiture until the shares are released under the terms of the awards. Restricted stock unit awards may be performance-based or time-based and are settled in stock when all required criteria are met. Employees may or may not receive dividend equivalents during the term. Restricted stock and restricted stock units are not part of the annual long-term equity compensation awards made to eligible employees but may be awarded for limited purposes.

Performance Cash Awards. Performance cash awards provide an opportunity for employees to receive a cash award if predetermined performance measures are met for a predefined performance period. Performance cash awards generally are subject to an additional holding period. In connection with the Equity Stewardship Guidelines, in 2015, performance cash awards were incorporated into the annual long-term incentive program for eligible employees. Employees who receive performance cash awards do not receive equity awards as part of the annual long-term incentive program. No Named Executive Officers received performance cash awards.

Other Awards. While the 2014 Equity Plan provides the Compensation Committee discretion to grant different types of equity awards, including SARs and other stock-based awards such as unrestricted shares, no such awards have been or are expected to be granted.

Other Plans

Deferred Compensation Plan. The Deferred Compensation Plan is a nonqualified and unfunded deferred compensation program offered to approximately 620 U.S.-based Company employees in 2017. International service associates do not participate in the Deferred Compensation Plan. Eligible participants may defer up to 80% of base salary and up to 95% of their annual incentive. The Company has the benefit of full unrestricted use of all amounts deferred under the Deferred Compensation Plan until such amounts are required to be distributed to the plan participants. Gains and losses are credited based on the participant’s election of a variety of deemed investment choices. The Company does not match any employee deferral or guarantee a return. Participants’ accounts may or may not appreciate and may depreciate depending on the performance of their deemed investment choices. None of the deemed investment choices provide returns at above-market or preferential rates. All deferrals are paid out in cash upon distribution. Participants may schedule a distribution during employment or may opt to receive their balance after separation from service. Participants who are considered “specified employees” under Section 409A of the Tax Code (generally, the top 50 highest paid executives) may not receive a post-termination distribution for at least six months following separation. On occasion, the Company may provide a one-time credit to the Deferred Compensation Plan to make up for benefits lost under various circumstances, such as benefits lost at a prior employer. The Company has not provided any such credits for any of the Named Executive Officers.

International Service Programs. International service program benefits generally include relocation expenses, a housing allowance (including certain housing expenses), a cost of living adjustment (a cash adjustment designed to provide equivalent purchasing power), certain cash allowances recognizing differences in living conditions in the host location, a home leave allowance and currency protection. The programs also provide tax preparation services and tax equalization, where applicable. There were approximately 550 participants in these programs in 2017.

TCCC Severance Plan. The TCCC Severance Plan provides cash severance benefits to eligible employees who are involuntarily terminated. Eligible employees include regular, non-union, non-manufacturing U.S. employees and international service associates. Generally, benefits are payable when an employee is terminated involuntarily due to specific circumstances such as an internal reorganization or position elimination. Benefits are not payable if the employee is offered a comparable position with the Company or one of its affiliates, is terminated for cause or has entered into a separate agreement. The benefit payable is determined based on job grade level, salary and/or length of service. The minimum benefit is eight weeks of base pay and the maximum benefit is two years of base pay.

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ANNEX C - RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our underlying business performance and trends. Management also uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the Company’s performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Our non-GAAP financial measures do not represent a comprehensive basis of accounting.

For additional details regarding the reconciliation of GAAP and non-GAAP financial measures below, see the Company’s Current Report on Form 8-K filed with the SEC on February 16, 2018. This information is also available in the “Investors” section of the Company’s website, www.coca-colacompany.com.

(UNAUDITED) (In millions)	Year Ended December 31, 2017
Net Operating Revenues
Reported (GAAP)	$35,410
Items Impacting Comparability:
Asset Impairments/Restructuring	–
Productivity & Reinvestment	–
Equity Investees	–
Transaction Gains/Losses	–
Other Items	6
Comparable (Non-GAAP)	$35,416

(UNAUDITED) (In millions)	Year Ended December 31, 2016
Net Operating Revenues
Reported (GAAP)	$41,863
Items Impacting Comparability:
Asset Impairments/Restructuring	–
Productivity & Reinvestment	–
Equity Investees	–
Transaction Gains/Losses	–
Other Items	(9)
Comparable (Non-GAAP)	$41,854

(UNAUDITED) (In millions)	Year Ended December 31, 2017
% Change – Reported Net Operating Revenues (GAAP)	(15)
% Currency Impact	(1)
% Change – Currency Neutral (Non-GAAP)	(15)
% Acquisitions, Divestitures and Structural Items	(17)
% Change – Organic Revenues (Non-GAAP)	3
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

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(UNAUDITED) (In millions)	Year Ended December 31, 2017
Income from Continuing Operations Before Income Taxes
Reported (GAAP)	$6,742
Items Impacting Comparability:
Asset Impairments/Restructuring	787
Productivity & Reinvestment	650
Equity Investees	92
Transaction Gains/Losses	2,212
Other Items	406
Comparable (Non-GAAP)	$10,889

(UNAUDITED) (In millions)	Year Ended December 31, 2016
Income from Continuing Operations Before Income Taxes
Reported (GAAP)	$8,136
Items Impacting Comparability:
Asset Impairments/Restructuring	393
Productivity & Reinvestment	352
Equity Investees	61
Transaction Gains/Losses	1,623
Other Items	244
Comparable (Non-GAAP)	$10,809

(UNAUDITED) (In millions)	Year Ended December 31, 2017
Income from Continuing Operations Before Income Taxes
% Change – Reported (GAAP)	(17)
% Currency Impact	0
% Change – Currency Neutral (Non-GAAP)	(17)
% Structural Impact	(4)
% Change – Currency Neutral (Structurally Adjusted) (Non-GAAP)	(13)
% Impact of Items Impacting Comparability	(18)
% Change – Comparable (Non-GAAP)	1
% Comparable Currency Impact	(1)
% Change – Comparable Currency Neutral (Non-GAAP)	2
% Comparable Structural Impact	(7)
% Change – Comparable Currency Neutral (Structurally Adjusted) (Non-GAAP)	9
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
(UNAUDITED) (In millions)	Year Ended December 31, 2017
Value Returned to Shareowners
Reported (GAAP):
Issuances of Stock	$1,595
Purchases of Stock for Treasury	(3,682)
Net Change in Stock Issuance Receivables[1]	1
Net Change in Treasury Stock Payables[2]	74
Net Share Repurchases (Non-GAAP)	(2,012)
Dividends (GAAP)	(6,320)
Value Returned to Shareowners (Non-GAAP)	$(8,332)
1

Represents the net change in receivables related to employee stock options exercised but not settled prior to the end of the year.

2

Represents the net change in payables for treasury shares repurchased but not settled prior to the end of the year.

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Coke
ZICO
GEORGIA
THANK YOU FOR BEING A SHAREOWNER AND
FOR THE CONFIDENCE YOU PLACE IN OUR BUSINESS
smartwater
Coke zero

THANK YOU FOR BEING A SHAREOWNER AND FOR THE CONFIDENCE YOU PLACE IN OUR BUSINESS

The Coca-Cola Company

**IMPORTANT ANNUAL MEETING INFORMATION** 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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## Electronic Voting Instructions

### Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 8:30 a.m., EDT, on April 25, 2018.**

### Vote by Internet

- Go to **www.envisionreports.com/coca-cola.**
- Or scan the QR code with your mobile device.
- Follow the steps outlined on the secure website.

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**Proposals — You must sign the card on the reverse side for your vote to be counted.**

**The Board of Directors recommends a vote FOR all the nominees listed.**

1. Election of Directors:

| Nominee | For | Against | Abstain | Nominee | For | Against | Abstain | Nominee | For | Against | Abstain |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 01 - Herbert A. Allen | ☐ | ☐ | ☐ | 07 - Barry Diller | ☐ | ☐ | ☐ | 13 - Sam Nunn | ☐ | ☐ | ☐ |
| 02 - Ronald W. Allen | ☐ | ☐ | ☐ | 08 - Helene D. Gayle | ☐ | ☐ | ☐ | 14 - James Quincey | ☐ | ☐ | ☐ |
| 03 - Marc Bolland | ☐ | ☐ | ☐ | 09 - Alexis M. Herman | ☐ | ☐ | ☐ | 15 - Caroline J. Tsay | ☐ | ☐ | ☐ |
| 04 - Ana Botín | ☐ | ☐ | ☐ | 10 - Muhtar Kent | ☐ | ☐ | ☐ | 16 - David B. Weinberg | ☐ | ☐ | ☐ |
| 05 - Richard M. Daley | ☐ | ☐ | ☐ | 11 - Robert A. Kotick | ☐ | ☐ | ☐ | | | | |
| 06 - Christopher C. Davis | ☐ | ☐ | ☐ | 12 - Maria Elena Lagomasino | ☐ | ☐ | ☐ | | | | |

**The Board of Directors recommends a vote FOR Proposals 2 and 3.**

| Proposal | For | Against | Abstain |
|---|---|---|---|
| 2. Advisory vote to approve executive compensation | ☐ | ☐ | ☐ |
| 3. Ratification of the appointment of Ernst & Young LLP as Independent Auditors | ☐ | ☐ | ☐ |

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# 2018 Annual Meeting Admission Ticket

**Annual Meeting of Shareowners of**
**The Coca-Cola Company**

**NOTICE OF 2018 ANNUAL MEETING OF SHAREOWNERS**

**Items of Business:**

March 8, 2018

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

## This Proxy is solicited on behalf of the Board of Directors of The Coca-Cola Company

The undersigned, having received the Notice of 2018 Annual Meeting of Shareowners and Proxy Statement, hereby (i) appoints James Quincey, Bernhard Goepelt and Kathy N. Waller, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of The Coca-Cola Company owned of record by the undersigned, and (ii) directs The Northern Trust Company, Banco Popular de Puerto Rico and The Manufacturers Life Insurance Company, the trustees (the "Trustees") under The Coca-Cola Company and its subsidiaries' 401(k) and savings plans (the "Plans"), to vote in person or by proxy all shares of Common Stock of The Coca-Cola Company allocated to any accounts of the undersigned under such Plans, and which the undersigned is entitled to vote, in each case, on all matters which may come before the 2018 Annual Meeting of Shareowners to be held at World of Coca-Cola, 121 Baker Street, NW, Atlanta, Georgia 30313, on April 25, 2018, at 8:30 a.m., local time, and any adjournments or postponements thereof, unless otherwise specified herein or unless to do so would be inconsistent with the Trustees' duties. **The proxies, in their discretion, are further authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not know would be presented at the 2018 Annual Meeting of Shareowners by a reasonable time before the proxy solicitation was made, and (z) on other matters which may properly come before the 2018 Annual Meeting of Shareowners and any adjournments or postponements thereof.**

**You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card.**

**Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below**

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trust, guardian, or custodian, please give full title.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |